UNITED STATES
	Securities and Exchange Commission
	    Washington, D.C.  20549

		FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
          INVESTMENT COMPANIES

Investment Company Act file number 811-6477

SM&R Investments, Inc.
P.O. Box 58969
Houston, TX  77258-8969

Securities Management and Research, Inc.
P.O. Box 58969
Houston, TX 77258-8969
(800) 231-4639

Fiscal year end:  August 31

Reporting period:  August 31, 2006


Item 1  Report to Shareholders

ANNUAL REPORT

SM&R INVESTMENTS, INC.

-    SM&R ALGER TECHNOLOGY FUND

-    SM&R ALGER AGGRESSIVE GROWTH FUND

-    SM&R ALGER SMALL-CAP FUND

-    SM&R ALGER GROWTH FUND

-    SM&R GROWTH FUND

-    SM&R EQUITY INCOME FUND

-    SM&R BALANCED FUND

-    SM&R GOVERNMENT BOND FUND

-    SM&R TAX FREE FUND

-    SM&R PRIMARY FUND

-    SM&R MONEY MARKET FUND

ANNUAL REPORT

AUGUST 31, 2006

SM&R INVESTMENTS, INC.         2450 South Shore Boulevard, League City, TX 77573
--------------------------------------------------------------------------------

The report contained herein is included for the general information of our shareholders. This report is not authorized for distribution to prospective investors unless it is preceded or accompanied by a current prospectus. ALL INVESTORS ARE ADVISED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT COMPANIES CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANIES. YOU SHOULD READ IT CAREFULLY BEFORE INVESTING.

The investment adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures the investment adviser uses in fulfilling this responsibility is included in the Funds' Statement of Additional Information and is available without charge, upon request, by calling 1-800-231-4639. The policies and procedures are also available on the Securities and Exchange Commission's website at http://www.sec.gov. Information on how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request, by calling 1-800-231-4639 and is also available on the SEC's website at http://www.sec.gov.

The Funds file their complete schedule of holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC's website, beginning with the November 30, 2004 report, at http://www.sec.gov. You may review and make copies at the SEC's Public Reference Room in Washington, D.C. You may also obtain copies after paying a duplicating fee by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to publicinfo@sec.gov. A copy of the quarterly holdings report is available, without charge, upon request, by calling 1-800-231-4639.

AN EXAMPLE OF ONGOING EXPENSES (UNAUDITED)

Each shareholder of the Company may incur two types of expenses: (1) transactional (e.g., sales charges, contingent deferred sales charges on redemptions and redemption fees) and (2) ongoing (e.g., asset-based charges such as investment advisory fees and distribution and/or 12b-1 fees). The example, included below, is intended to help a shareholder better understand the ongoing expenses of investing in this Company and to compare these expenses with other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period, March 1, 2006, and held for six months ending August 31, 2006.

ACTUAL EXPENSES

The example below provides information about actual account values and actual expenses. A shareholder may use the information in this example, together with the amount they have invested, to estimate the expenses that they have paid over the period. Simply divide the account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in actual column under the heading entitled "Expenses Paid During Period" to estimate the expenses paid on their account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The example also provides information about hypothetical account values and hypothetical expenses based on the Company's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Company's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses a shareholder paid for the period. This information may be used to compare the ongoing expenses of investing in the Company and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in this table are meant to help a shareholder understand the ongoing expenses only and do not reflect any transactional expenses, such as sales charges, contingent deferred sales charges on redemptions or redemption fees. Therefore, the table is useful in comparing ongoing expenses only, and will not help determine the relative total costs of owning different funds. In addition, if these transactional expenses were included, the expenses would have been higher.

                                                                    ACTUAL                     HYPOTHETICAL

                                BEGINNING                    ENDING        EXPENSES        ENDING        EXPENSES
                                ACCOUNT     ANNUALIZED       ACCOUNT         PAID          ACCOUNT         PAID
                                 VALUE       EXPENSE          VALUE         DURING          VALUE         DURING
FUNDS                          (03/01/06)     RATIOS     (08/31/06) (1)   PERIOD (2)   (08/31/06) (1)   PERIOD (2)
-----                          ----------   ----------   --------------   ----------   --------------   ----------
Alger Technology Fund
   Class A                      $1,000.00      1.99%        $  903.23      $ 9.55         $1,015.17       $10.11
   Class B                       1,000.00      2.52%           900.00       12.06          1,012.51        12.77
Alger Aggressive Growth Fund
   Class A                       1,000.00      1.81%         1,017.70        9.20          1,016.09         9.19
   Class B                       1,000.00      2.45%         1,012.23       12.44          1,012.81        12.44
Alger Small-Cap Fund
   Class A                       1,000.00      2.06%           976.09       10.25          1,014.83        10.45
   Class B                       1,000.00      2.59%           972.94       12.88          1,012.11        13.14
Alger Growth Fund
   Class A                       1,000.00      1.55%           951.74        7.65          1,017.37         7.91
   Class B                       1,000.00      2.16%           948.28       10.60          1,014.32        10.96
Growth Fund
   Class A                       1,000.00      1.32%         1,019.28        6.71          1,018.56         6.70
   Class B                       1,000.00      1.80%         1,017.01        9.14          1,016.14         9.14
   Class T                       1,000.00      1.17%         1,019.87        5.96          1,019.30         5.96
Equity Income Fund
   Class A                       1,000.00      1.27%         1,055.75        6.57          1,018.82         6.45
   Class B                       1,000.00      1.66%         1,053.55        8.62          1,016.81         8.46
   Class T                       1,000.00      1.14%         1,056.84        5.92          1,019.45         5.81

                                                                    ACTUAL                     HYPOTHETICAL

                                BEGINNING                    ENDING        EXPENSES        ENDING        EXPENSES
                                 ACCOUNT    ANNUALIZED       ACCOUNT         PAID          ACCOUNT         PAID
                                 VALUE       EXPENSE          VALUE         DURING          VALUE         DURING
FUNDS                          (03/01/06)     RATIOS     (08/31/06) (1)   PERIOD (2)   (08/31/06) (1)   PERIOD (2)
-----                          ----------   ----------   --------------   ----------   --------------   ----------
Balanced Fund
   Class A                      $1,000.00      1.25%        $1,026.01       $6.36         $1,018.93        $6.34
   Class B                       1,000.00      1.76%         1,024.14        8.98          1,016.34         8.94
   Class T                       1,000.00      1.24%         1,026.91        6.34          1,018.95         6.32
Government Bond Fund
   Class A                       1,000.00      0.71%         1,019.26        3.62          1,021.56         3.63
   Class B                       1,000.00      1.09%         1,017.01        5.57          1,019.63         5.57
   Class T                       1,000.00      0.72%         1,020.33        3.68          1,021.51         3.68
Tax Free Fund
   Class A                       1,000.00      0.68%         1,015.54        3.45          1,021.72         3.46
   Class B                       1,000.00      1.23%         1,012.83        6.23          1,018.97         6.24
   Class T                       1,000.00      0.74%         1,015.29        3.78          1,021.40         3.79
Primary Fund                     1,000.00      0.81%         1,020.84        4.12          1,021.07         4.12
Money Market Fund                1,000.00      0.53%         1,022.58        2.69          1,022.48         2.69

(1) The actual ending account value is based on actual total return of each class of each of the funds for the period March 1, 2006 to August 31, 2006 after actual expenses and will differ from the hypothetical ending account value which is based on each class of each of the funds' actual expense ratios and a hypothetical annual return of 5% before expenses.

(2) Expenses are equal to the annualized expense ratios, shown in the table above, multiplied by the average account value over the period, then multiplied by 184/365 (to reflect the six month period).

SM&R ALGER TECHNOLOGY FUND
--------------------------------------------------------------------------------
MANAGER DISCUSSION

INVESTMENT OBJECTIVE: The SM&R Alger Technology Fund seeks to achieve long-term capital appreciation. The fund normally invests at least 85% of its assets in the equity securities of companies principally engaged in offering, using, or developing products, processes, or services that will provide or benefit significantly from technological advances and improvements. During the recent fiscal year, the management of the Fund remained unchanged: a research intensive, bottom-up approach focusing on the stocks of rapidly growing companies undergoing positive dynamic change. Over the twelve months ending August 31, 2006, the inherent technology focus of the Fund hurt relative performance as technology stocks as a whole underperformed the rest of the market.

MARKET REVIEW: The twelve months ending August 31, 2006 was a generally positive time period for the domestic equity markets. The Dow Jones Industrial Average was up 11.16%, the S&P 500 index was up 8.88%, and the Nasdaq Composite was up 1.47%. Stocks across all market capitalizations faired well as the Russell 2000 (representing small cap stocks), the Russell MidCap (representing mid cap stocks) and the Russell 1000 (representing large cap stocks) indices all posted returns of nearly 9%. Returns were more disparate across the growth/value spectrum with value decidedly outperforming growth. The Russell 2000 Growth and the Russell MidCap Growth were both up 6.0%, while the Russell 2000 Value and the Russell MidCap Value were up 12.72% and 12.36%, respectively. Among large cap indices, the difference was more extreme. The Russell 1000 Growth was up 3.68% while the Russell 1000 Value was up 13.96%.

Americans have a tendency to flip-flop from optimism to pessimism, not necessarily overnight, but for years at a time. The optimism of the "Roaring 1920s" gave way to the fear and despair of the Depression; the heady sense of progress that characterized the early 1960s gave way to the dark moods of the 1970s, replete with war in the Middle East, oil shocks, stagflation and a wildly gyrating stock market (perhaps mimicking the disco era in which this all unfolded). More recently, the New Economy exuberance of the 1990s has been buried under an avalanche of negative events: the bursting of the Nasdaq bubble in 2000-2001, the aftermath of 9/11, the subsequent war in Iraq, and an economic expansion that has seen a notable divergence between extraordinary levels of corporate profitability and tepid levels of wage growth for the average worker.

In our view, sentiment remains a serious headwind for the economy and the markets as it has for much of the past five years. We do not believe that there are structural or systemic reasons facing U.S. equity markets. But cultural malaise and the sense that the future is less bright than the present--like its obverse belief that tomorrow will be better than today--are powerful forces. The issue is not whether there are things going on in the world that are cause for concern.

Of course there are. Iraq, Lebanon, and North Korea alone are enough to give one pause. (Indeed, we seem to be in no imminent danger of peace breaking out.) The disruptive effects of globalization on jobs, wages, and capital flows are also evident. But none of the earlier periods of hope and optimism were without dangers. The 1990s saw the twin evils of Serbia and Rwanda as well as terrorist attacks on U.S. embassies in Africa, U.S. naval ships in the Persian Gulf, and the World Trade Center in 1993, not to mention the near-economic collapse of Russia, Mexico, and the Asian "Tigers," along with Long Term Capital Management roiling Wall Street. The issue is not whether there are risks; it is whether the culture focuses on risks rather than rewards.

Today, risks are at the forefront, but that doesn't negate the rewards nor the positive changes that are occurring daily--from the purely entertaining (think iPod) to the more revolutionary (think ethanol, hybrids, new solar technologies, and next generation communication devices). Most importantly, we believe the opportunity for businesses to grow, efficiently and dramatically, is greater than ever due to productivity enhancing technologies and the globalization of markets. That, too, has costs and disruptions--both are well known and the subject of considerable political and moral debate--but the benefits should not be ignored.

Earnings growth for the second quarter of 2006 was more than 18% for the S&P 500; more striking was that even ex-energy, earnings grew nearly 15%. That is considerably stronger than even the most bullish of prognosticators assumed earlier in the year when it was widely believed that the run of double-digit quarters would come to an end. What is so startling about these numbers is their divergence from the U.S.'s overall GDP growth, which is still in the range of 3% a year. Profit growth of large U.S. companies now exceeds U.S. economic growth by more than 10%, which was the case in 2003, 2004, and 2005.

Equally telling is that while the markets have been flat since the end of 2005, more than 120 companies with a market capitalization of over $3 billion have seen their stocks rise by more than 20% in the first half of 2006. The current vogue for index funds notwithstanding, the indices have not performed nearly as well as many of their individual components. The "average stock" may be up only minimally, but many individual companies are up considerably more. Here, too, the divergence between large averages and individual companies is striking.

MARKET & ECONOMIC OUTLOOK: We are fundamental investors who make decisions based on bottom-up analysis, and that leads to a healthy skepticism of what many top-down strategists are currently saying. It also leads to a different view of the big picture. As we have said before, we believe that the twin effects of globalization and information technologies will keep inflation contained, wages low, and profits strong. As a result, we have stayed with our thesis of above trend earnings growth and stable economic growth. The recent spate of corporate and economic data only confirms that view. The moderation in U.S. economic growth for the second quarter of 2006 is a predictable result of the steady increase in short-term rates and the cooling of the U.S. housing market, but it does not alter the overall picture.

For the markets, we believe quality companies with strong earnings growth continue to get cheaper on a multiple basis. The forward multiple for the S&P 500 is now below 14x, and the overall indices have been treading water as investors trade largely on news of wars abroad and interest rates at home. It is interesting that the earnings of the S&P 500 have grown over 75% in the past five years (July 2001-2006), while the Index itself is up only approximately 6% (not including dividend reinvestment). Driven by the Fed interest rate cycle, as well as sentiment, multiple compression has brought the market back, in valuation terms, to levels last seen toward the end of 1994 and in early 1995.

In our view, the fundamentals support a significant rally in the markets, even though sentiment and strategists do not. Some investors clearly prefer to wait on a rally, in effect, to time the market, but that is a difficult strategy over the long term. We are not saying ignore sentiment or disregard the U.S. economic cycle and the possible implications for earnings going forward. But we are suggesting that those factors tell us less about the world we are living in and how companies are performing than they used to. There are opportunities all around us, regardless of whether the overall U.S. economy or the major indices are soaring or slumping.

Dynamic companies, especially those with global reach, have defied both expectations and predictions on the upside for the past five years. That is a statistical fact. Most people seem to believe that this pattern is coming to an end. Regardless of what the short-term holds, we believe that the pattern will continue.

FUND PERFORMANCE: The SM&R Alger Technology Fund's Class A shares returned 1.99% at net asset value during the fiscal year ending August 31, 2006, underperforming the 2.96% return of the Lipper Science & Technology Fund index and lagging the 8.88% return of the S&P 500 index.

Best Regards,

Dan Chung, CFA, Portfolio Manager
SM&R Alger Technology Fund

    ANNUAL COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN SM&R ALGER TECHNOLOGY FUND, CLASS A, AT OFFERING PRICE, AND LIPPER SCIENCE AND TECHNOLOGY
                              INDEX AND THE S&P 500

                                     [CHART]

                                         LIPPER SCIENCE
                SM&R ALGER               AND TECHNOLOGY
             TECHNOLOGY FUND   S&P 500        INDEX
  9/1/2000        $9,497       $10,000       $10,000
12/31/2000        $4,919       $ 8,731       $ 5,868
 8/31/2001        $3,077       $ 7,561       $ 3,680
12/31/2001        $3,182       $ 7,693       $ 3,831
 8/31/2002        $1,586       $ 6,201       $ 2,249
12/31/2002        $1,586       $ 5,993       $ 2,245
 8/31/2003        $2,460       $ 6,949       $ 3,110
12/31/2003        $2,783       $ 7,712       $ 3,398
 8/31/2004        $2,308       $ 7,744       $ 2,920
12/31/2004        $2,783       $ 8,551       $ 3,538
 8/31/2005        $2,868       $ 8,716       $ 3,532
12/31/2005        $3,096       $ 8,969       $ 3,728
 8/31/2006        $2,925       $ 9,490       $ 3,637

SM&R Alger Technology Fund performance figures reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. Returns for Class A and B will vary due to differences in expenses and sales charge structure. Average annual returns are based on the maximum sales charge and reinvestment of all dividends and capital gains. The average annual returns for Class A shares reflect the current maximum sales charge of 5.00%. Class B shares reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year declining to 1% in the fifth year, and is eliminated thereafter.

                             AVERAGE ANNUAL RETURNS

Includes maximum sales charge through 8/31/06. Inception date of these classes is 09/01/00.

                                                        ONE     FIVE     SINCE
                                                        YEAR    YEAR   INCEPTION
                                                       -------------------------
Class A                                                -3.14%  -2.02%   -18.53%
Class B                                                -4.08%  -1.38%   -17.91%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT THE INVESTORS SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL SM&R AT (877) 239-2049.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

                     SECTOR WEIGHTINGS BY TOTAL INVESTMENTS

                                   [PIE CHART]

Consumer Discretionary    2.62%
Industrials               2.94%
Information Technology   88.25%
Miscellaneous             6.19%

SCHEDULE OF INVESTMENTS August 31, 2006
--------------------------------------------------------------------------------
SM&R ALGER TECHNOLOGY FUND

COMMON STOCK                                                SHARES      VALUE

CONSUMER DISCRETIONARY--
INTERNET & CATALOG RETAIL--1.74%
eBay Inc. *                                                    740   $   20,616
MEDIA--0.89%
Focus Media Holding Ltd. ADR *                                 180       10,620
                                                                     ----------
   TOTAL CONSUMER DISCRETIONARY--2.63%                                   31,236
                                                                     ----------
INDUSTRIALS--
COMMERCIAL SERVICES & SUPPLIES--2.95%
Traffic.com, Inc. *                                            125          569
West Corp. *                                                   715       34,449
                                                                     ----------
                                                                         35,018
                                                                     ----------
   TOTAL INDUSTRIALS--2.95%                                              35,018
                                                                     ----------
INFORMATION TECHNOLOGY--
COMMUNICATIONS--1.60%
Research in Motion Ltd. *                                      230       18,975
COMMUNICATIONS EQUIPMENT--7.96%
Cisco Systems, Inc. *                                        2,190       48,158
Corning Inc. *                                               1,105       24,575
Motorola, Inc.                                                 930       21,744
                                                                     ----------
                                                                         94,477
COMPUTER RELATED & BUSINESS SERVICES--7.73%
Apple Computer, Inc. *                                         580       39,353
Network Appliance, Inc. *                                      790       27,050
Western Digital Corp. *                                      1,385       25,345
                                                                     ----------
                                                                         91,748
COMPUTER SOFTWARE--14.52%
Embarcadero Technologies, Inc. *                             2,535       16,401
Parametric Technology Corp. *                                  835       13,452
Symantec Corp. *                                             3,175       59,182
TIBCO Software Inc. *                                        6,880       54,077
VeriFone Holdings, Inc. *                                    1,260       29,169
                                                                     ----------
                                                                        172,281
COMPUTERS & PERIPHERALS--0.88%
Mobility Electronics, Inc. *                                 1,605       10,416
ELECTRONIC EQUIPMENT & INSTRUMENTS--2.47%
Multi-Fineline Electronix, Inc. *                            1,300       29,354
INFORMATION TECHNOLOGY SERVICES--6.62%
Accenture Ltd. (Class A)                                       925       27,436
Cognizant Technology Solutions Corp. (Class A) *               255       17,827
Kanbay International Inc. *                                  1,800       33,318
                                                                     ----------
                                                                         78,581
INTERNET SOFTWARE & SERVICES--11.36%
DealerTrack Holdings Inc. *                                  1,425       30,994
Omniture, Inc. *                                             3,205       21,313
WebEx Communications, Inc. *                                   610       21,777
WebSideStory, Inc. *                                         1,325       16,788
Yahoo! Inc. *                                                1,525       43,950
                                                                     ----------
                                                                        134,822
SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT--7.06%
FormFactor Inc. *                                              670   $   32,334
Freescale Semiconductor Inc. (Class A) *                       770       23,639
Tessera Technologies Inc. *                                    845       27,801
                                                                     ----------
                                                                         83,774
SEMICONDUCTORS--4.41%
Marvell Technology Group Ltd. *                                615       10,769
Microsemi Corp. *                                              980       27,215
Texas Instruments Inc.                                         440       14,339
                                                                     ----------
                                                                         52,323
SEMICONDUCTORS CAPITAL EQUIPMENT--3.07%
SiRF Technology Holdings, Inc. *                             1,385       36,467
SOFTWARE--21.05%
Adobe Systems Inc. *                                           835       27,087
BEA Systems, Inc. *                                          1,970       27,048
Business Objects S.A. Sponsored ADR *                          845       23,542
Cognos, Inc. *                                                 415       13,496
Electronic Arts Inc. *                                         395       20,133
Microsoft Corp.                                              1,705       43,801
Oracle Corp. *                                               2,320       36,308
Quest Software, Inc. *                                       1,930       26,885
Synchronoss Technologies, Inc. *                             3,350       31,524
                                                                     ----------
                                                                        249,824
                                                                     ----------
   TOTAL INFORMATION TECHNOLOGY--88.73%                               1,053,042
                                                                     ----------
   TOTAL COMMON STOCK--94.31%
      (Cost $1,019,208)                                               1,119,296
                                                                     ----------
MONEY MARKET FUND
SM&R Money Market Fund, 4.74% (a)                           73,901       73,901
                                                                     ----------
   TOTAL MONEY MARKET FUND--6.23%
      (Cost $73,901)                                                     73,901
                                                                     ----------
   TOTAL INVESTMENTS--100.54%
      (Cost $1,093,109)                                               1,193,197
   LIABILITIES IN EXCESS OF OTHER ASSETS--(0.54)%                        (6,438)
                                                                     ----------
   NET ASSETS--100.00%                                               $1,186,759
                                                                     ==========

*--Non-income producing securities

ABBREVIATIONS

ADR--American Depositary Receipt

NOTE TO SCHEDULE OF INVESTMENTS

(a) The rate quoted is the annualized seven-day yield of the fund at August 31, 2006. A complete listing of the fund's holdings are included in these financial statements. This fund and SM&R Alger Technology Fund are affiliated by having the same investment adviser.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES August 31, 2006
--------------------------------------------------------------------------------
SM&R ALGER TECHNOLOGY FUND

ASSETS
Investments in unaffiliated securities, at value
   (Cost $1,019,208)                                               $  1,119,296
Investment in affiliated money market fund (Cost $73,901)                73,901
                                                                   ------------
   Total investments (Cost $1,093,109)                                1,193,197
Prepaid expenses                                                         10,703
Receivable for:
   Capital stock sold                                                       226
   Dividends                                                                153
   Expense reimbursement                                                  2,173
                                                                   ------------
      TOTAL ASSETS                                                    1,206,452
                                                                   ------------
LIABILITIES
Payable to investment adviser for fund expenses                           9,629
Accrued:
   Investment advisory fees                                               1,307
   Service fees                                                             242
   Distribution fees                                                      1,524
Other liabilities                                                         6,991
                                                                   ------------
      TOTAL LIABILITIES                                                  19,693
                                                                   ------------
      NET ASSETS (applicable to shares outstanding)                $  1,186,759
                                                                   ============
NET ASSETS ARE COMPRISED OF THE FOLLOWING:
Capital (par value and additional paid-in)                            1,264,793
Accumulated net realized gain (loss) on investments                    (178,122)
Net unrealized appreciation (depreciation) of investments               100,088
                                                                   ------------
Net Assets                                                         $  1,186,759
                                                                   ============
NET ASSETS:
Class A                                                                 870,234
--------------------------------------------------------------------------------
Class B                                                                 316,525
--------------------------------------------------------------------------------
   TOTAL NET ASSETS                                                $  1,186,759
                                                                   ============
CAPITAL STOCK, $0.01 PAR VALUE PER SHARE:
Class A:
   Authorized                                                       100,000,000
   Outstanding                                                          282,757
--------------------------------------------------------------------------------
Class B:
   Authorized                                                       100,000,000
   Outstanding                                                          103,373
--------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share                  $       3.08
   Offering price per share:
      (Net assets value of $3.08 / 95%)                            $       3.24
--------------------------------------------------------------------------------
Class B:
   Net asset value and offering price per share                    $       3.06
--------------------------------------------------------------------------------

See notes to financial statements.

STATEMENT OF OPERATIONS  Year Ended August 31, 2006
--------------------------------------------------------------------------------
SM&R ALGER TECHNOLOGY FUND

INVESTMENT INCOME
Dividends                                                              $  1,505
Interest from affiliated money market fund                                1,771
                                                                       --------
      TOTAL INVESTMENT INCOME                                             3,276
                                                                       --------
EXPENSES
Investment advisory fees                                                 16,522
Service fees                                                              3,060
Professional fees                                                         6,437
Custody and transaction fees                                              4,765
Directors' fees                                                           5,506
Insurance expenses                                                          394
Compliance expenses                                                         194
Qualification fees
   Class A                                                                7,864
   Class B                                                                5,541
Shareholder reporting expenses
   Class A                                                                1,727
   Class B                                                                1,167
Distribution fees
   Class A                                                                3,092
   Class B                                                                3,404
                                                                       --------
      TOTAL EXPENSES                                                     59,673
      LESS EXPENSES REIMBURSED                                          (32,784)
                                                                       --------
      NET EXPENSES                                                       26,889
                                                                       --------
INVESTMENT INCOME (LOSS)--NET                                           (23,613)
                                                                       --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments                              100,512
   Change in unrealized appreciation (depreciation) of investments      (66,574)
                                                                       --------
NET GAIN (LOSS) ON INVESTMENTS                                           33,938
                                                                       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS        $ 10,325
                                                                       ========

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
SM&R ALGER TECHNOLOGY FUND

                                                         YEAR ENDED AUGUST 31,
                                                        -----------------------
                                                           2006         2005
                                                        ----------   ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Investment income (loss)--net                        $  (23,613)  $  (15,729)
   Net realized gain (loss) on investments                 100,512       62,603
   Change in unrealized appreciation (depreciation)
      of investments                                       (66,574)     161,855
                                                        ----------   ----------
   Net increase (decrease) in net assets resulting
      from operations                                       10,325      208,729
                                                        ----------   ----------
CAPITAL SHARE TRANSACTIONS--NET
   Class A                                                  66,049       67,874
   Class B                                                 (23,532)      (4,279)
                                                        ----------   ----------
   Total capital share transactions--net                    42,517       63,595
                                                        ----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     52,842      272,324
NET ASSETS
   Beginning of year                                     1,133,917      861,593
                                                        ----------   ----------
   End of year                                          $1,186,759   $1,133,917
                                                        ==========   ==========

See notes to financial statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the years indicated.

SM&R ALGER TECHNOLOGY FUND

                                                                   CLASS A SHARES
                                              --------------------------------------------------------
                                                                YEAR ENDED AUGUST 31,
                                              --------------------------------------------------------
                                                2006        2005      2004 (1)    2003 (1)    2002 (4)
                                              --------    --------    --------    --------    --------
Net asset value, beginning of year            $   3.02    $   2.43    $   2.59    $   1.67    $   3.24
Income (loss) from investment operations
   Investment income (loss)--net                 (0.05)      (0.04)      (0.06)      (0.04)      (0.20)
   Net realized and unrealized gain (loss)
      on investments                              0.11        0.63       (0.10)       0.96       (1.37)
                                              --------    --------    --------    --------    --------
      Total from investment operations            0.06        0.59       (0.16)       0.92       (1.57)
                                              --------    --------    --------    --------    --------
Net asset value, end of year                  $   3.08    $   3.02    $   2.43    $   2.59    $   1.67
                                              ========    ========    ========    ========    ========
Total return (2)                                  1.99%      24.28%      (6.18)%     55.09%     (48.46)%
                                              ========    ========    ========    ========    ========
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of year                       $870,234    $798,200    $585,844    $449,337    $150,553
Ratio of expenses with reimbursement to
   average net assets (3)                         2.02%       2.10%       2.10%       2.10%       8.51%
Ratio of expenses without reimbursement to
   average net assets                             4.45%       6.29%       6.15%      11.46%      12.19%
Ratio of net investment loss to average net
   assets                                        (1.75)%     (1.36)%     (1.97)%     (1.84)%     (8.30)%
Portfolio turnover rate                         127.07%     269.32%     215.21%     291.66%     301.01%

                                                                   CLASS B SHARES
                                              --------------------------------------------------------
                                                                YEAR ENDED AUGUST 31,
                                              --------------------------------------------------------
                                                2006        2005      2004 (1)    2003 (1)    2002 (4)
                                              --------    --------    --------    --------    --------
Net asset value, beginning of year            $   3.03    $   2.46    $   2.64    $   1.68    $   3.25
Income (loss) from investment operations
   Investment income (loss)--net                 (0.08)      (0.06)      (0.08)      (0.05)      (0.19)
   Net realized and unrealized gain (loss)
      on investments                              0.11        0.63       (0.10)       1.01       (1.38)
                                              --------    --------    --------    --------    --------
      Total from investment operations            0.03        0.57       (0.18)       0.96       (1.57)
                                              --------    --------    --------    --------    --------
Net asset value, end of year                  $   3.06    $   3.03    $   2.46    $   2.64    $   1.68
                                              ========    ========    ========    ========    ========
Total return (2)                                  0.99%      23.17%      (6.82)%     57.14%     (48.31)%
                                              ========    ========    ========    ========    ========
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of year                       $316,525    $335,717    $275,749    $240,382    $130,975
Ratio of expenses with reimbursement to
   average net assets (3)                         2.67%       2.75%       2.75%       2.75%       9.42%
Ratio of expenses without reimbursement to
   average net assets                             5.99%       8.53%       8.02%      14.16%      14.23%
Ratio of net investment loss to average net
   assets                                        (2.40)%     (2.01)%     (2.62)%     (2.48)%     (9.22)%
Portfolio turnover rate                         127.07%     269.32%     215.21%     291.66%     301.01%

(1) Per share information has been calculated using the average number of shares outstanding.

(2)  Does not include the effect of sales charge.

(3) SM&R voluntarily agreed to waive or reduce expenses to 2.10% for Class A and 2.75% for Class B until April 30, 2006. Effective May 1, 2006 until April 30, 2007, the expenses will be waived or reduced to 1.85% for Class A and 2.50% for Class B.

(4) Per share information has been restated to reflect certain reclassifications.

See notes to financial statements.

SM&R ALGER AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------
MANAGER DISCUSSION

INVESTMENT OBJECTIVE: The SM&R Alger Aggressive Growth Fund seeks to achieve long-term capital appreciation. The fund normally invests at least 85% of its assets in the equity securities of companies listed on U.S. exchanges or in the over-the-counter market. During the recent fiscal year, the management of the Fund remained unchanged: a research intensive, bottom-up approach focusing on the stocks of rapidly growing companies undergoing positive dynamic change. Over the twelve months ending August 31, 2006, management's growth stock bias provided a disadvantage as the Russell 3000 Growth index underperformed the Russell 3000 Value index by nearly 10%.

MARKET REVIEW: The twelve months ending August 31, 2006 was a generally positive time period for the domestic equity markets. The Dow Jones Industrial Average was up 11.16%, the S&P 500 index was up 8.88%, and the Nasdaq Composite was up 1.47%. Stocks across all market capitalizations faired well as the Russell 2000 (representing small cap stocks), the Russell MidCap (representing mid cap stocks) and the Russell 1000 (representing large cap stocks) indices all posted returns of nearly 9%. Returns were more disparate across the growth/value spectrum with value decidedly outperforming growth. The Russell 2000 Growth and the Russell MidCap Growth were both up 6.0%, while the Russell 2000 Value and the Russell MidCap Value were up 12.72% and 12.36%, respectively. Among large cap indices, the difference was more extreme. The Russell 1000 Growth was up 3.68% while the Russell 1000 Value was up 13.96%.

Americans have a tendency to flip-flop from optimism to pessimism, not necessarily overnight, but for years at a time. The optimism of the "Roaring 1920s" gave way to the fear and despair of the Depression; the heady sense of progress that characterized the early 1960s gave way to the dark moods of the 1970s, replete with war in the Middle East, oil shocks, stagflation and a wildly gyrating stock market (perhaps mimicking the disco era in which this all unfolded). More recently, the New Economy exuberance of the 1990s has been buried under an avalanche of negative events: the bursting of the Nasdaq bubble in 2000-2001, the aftermath of 9/11, the subsequent war in Iraq, and an economic expansion that has seen a notable divergence between extraordinary levels of corporate profitability and tepid levels of wage growth for the average worker.

In our view, sentiment remains a serious headwind for the economy and the markets as it has for much of the past five years. We do not believe that there are structural or systemic reasons facing U.S. equity markets. But cultural malaise and the sense that the future is less bright than the present--like its obverse belief that tomorrow will be better than today--are powerful forces. The issue is not whether there are things going on in the world that are cause for concern.

Of course there are. Iraq, Lebanon, and North Korea alone are enough to give one pause. (Indeed, we seem to be in no imminent danger of peace breaking out.) The disruptive effects of globalization on jobs, wages, and capital flows are also evident. But none of the earlier periods of hope and optimism were without dangers. The 1990s saw the twin evils of Serbia and Rwanda as well as terrorist attacks on U.S. embassies in Africa, U.S. naval ships in the Persian Gulf, and the World Trade Center in 1993, not to mention the near-economic collapse of Russia, Mexico, and the Asian "Tigers," along with Long Term Capital Management roiling Wall Street. The issue is not whether there are risks; it is whether the culture focuses on risks rather than rewards.

Today, risks are at the forefront, but that doesn't negate the rewards nor the positive changes that are occurring daily--from the purely entertaining (think iPod) to the more revolutionary (think ethanol, hybrids, new solar technologies, and next generation communication devices). Most importantly, we believe the opportunity for businesses to grow, efficiently and dramatically, is greater than ever due to productivity enhancing technologies and the globalization of markets. That, too, has costs and disruptions--both are well known and the subject of considerable political and moral debate--but the benefits should not be ignored.

Earnings growth for the second quarter of 2006 was more than 18% for the S&P 500; more striking was that even ex-energy, earnings grew nearly 15%. That is considerably stronger than even the most bullish of prognosticators assumed earlier in the year when it was widely believed that the run of double-digit quarters would come to an end. What is so startling about these numbers is their divergence from the U.S.'s overall GDP growth, which is still in the range of 3% a year. Profit growth of large U.S. companies now exceeds U.S. economic growth by more than 10%, which was the case in 2003, 2004, and 2005.

Equally telling is that while the markets have been flat since the end of 2005, more than 120 companies with a market capitalization of over $3 billion have seen their stocks rise by more than 20% in the first half of 2006. The current vogue for index funds notwithstanding, the indices have not performed nearly as well as many of their individual components. The "average stock" may be up only minimally, but many individual companies are up considerably more. Here, too, the divergence between large averages and individual companies is striking.

MARKET & ECONOMIC OUTLOOK: We are fundamental investors who make decisions based on bottom-up analysis, and that leads to a healthy skepticism of what many top-down strategists are currently saying. It also leads to a different view of the big picture. As we have said before, we believe that the twin effects of globalization and information technologies will keep inflation contained, wages low, and profits strong. As a result, we have stayed with our thesis of above trend earnings growth and stable economic growth. The recent spate of corporate and economic data only confirms that view. The moderation in U.S. economic growth for the second quarter of 2006 is a predictable result of the steady increase in short-term rates and the cooling of the U.S. housing market, but it does not alter the overall picture.

For the markets, we believe quality companies with strong earnings growth continue to get cheaper on a multiple basis. The forward multiple for the S&P 500 is now below 14x, and the overall indices have been treading water as investors trade largely on news of wars abroad and interest rates at home. It is interesting that the earnings of the S&P 500 have grown over 75% in the past five years (July 2001-2006), while the Index itself is up only approximately 6% (not including dividend reinvestment). Driven by the Fed interest rate cycle, as well as sentiment, multiple compression has brought the market back, in valuation terms, to levels last seen toward the end of 1994 and in early 1995.

In our view, the fundamentals support a significant rally in the markets, even though sentiment and strategists do not. Some investors clearly prefer to wait on a rally, in effect, to time the market, but that is a difficult strategy over the long term. We are not saying ignore sentiment or disregard the U.S. economic cycle and the possible implications for earnings going forward. But we are suggesting that those factors tell us less about the world we are living in and how companies are performing than they used to. There are opportunities all around us, regardless of whether the overall U.S. economy or the major indices are soaring or slumping.

Dynamic companies, especially those with global reach, have defied both expectations and predictions on the upside for the past five years. That is a statistical fact. Most people seem to believe that this pattern is coming to an end. Regardless of what the short-term holds, we believe that the pattern will continue.

FUND PERFORMANCE: It was a strong twelve month period for the SM&R Alger Aggressive Growth Fund. The Fund's Class A shares returned 13.67% at net asset value during the fiscal year ended August 31, 2006 versus returns of 8.88% for the S&P 500 index and 5.01% for the Lipper Multi-Cap Growth Fund index. Relative to the S&P 500 index, the Fund benefited from solid security selection in nine out of ten sectors. The greatest impact came from our stock selection in the Financials, Industrials, Information Technology, Materials and Telecommunications Services sectors. Our underweighting in the Financials sector, which comprised more than 20% of the benchmark, slightly held back the Fund's relative performance.

Best Regards,

Patrick Kelly, CFA, Portfolio Manager
SM&R Alger Aggressive Growth Fund

    ANNUAL COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN SM&R ALGER AGGRESSIVE GROWTH FUND, CLASS A, AT OFFERING PRICE, AND LIPPER MULTI-CAP GROWTH
                              INDEX AND THE S&P 500

                                    [CHART]

             SM&R ALGER AGGRESSIVE             LIPPER MULTI-CAP
                 GROWTH FUND         S&P 500    GROWTH INDEX
  9/1/2000           $9,497          $10,000        $10,000
12/31/2000           $6,809          $ 8,731        $ 7,528
 8/31/2001           $5,613          $ 7,561        $ 5,579
12/31/2001           $5,727          $ 7,693        $ 5,731
 8/31/2002           $4,027          $ 6,201        $ 3,390
12/31/2002           $3,751          $ 5,993        $ 3,312
 8/31/2003           $4,711          $ 6,949        $ 4,107
12/31/2003           $5,024          $ 7,712        $ 4,485
 8/31/2004           $4,568          $ 7,744        $ 4,472
12/31/2004           $5,394          $ 8,551        $ 5,190
 8/31/2005           $5,765          $ 8,716        $ 5,367
12/31/2005           $6,182          $ 8,969        $ 5,664
 8/31/2006           $6,553          $ 9,490        $ 5,636

SM&R Alger Aggressive Growth Fund performance figures reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. Returns for Class A and B will vary due to differences in expenses and sales charge structure. Average annual returns are based on the maximum sales charge and reinvestment of all dividends and capital gains. The average annual returns for Class A shares reflect the current maximum sales charge of 5.00%. Class B shares reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year declining to 1% in the fifth year, and is eliminated thereafter.

                             AVERAGE ANNUAL RETURNS

Includes maximum sales charge through 8/31/06. Inception date of these classes is 09/01/00.

                                                          ONE   FIVE     SINCE
                                                         YEAR   YEAR   INCEPTION
                                                         -----------------------
Class A                                                  7.98%  2.10%    -6.80%
Class B                                                  7.12%  2.16%    -6.64%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT THE INVESTORS SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL SM&R AT (877) 239-2049.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

                     SECTOR WEIGHTINGS BY TOTAL INVESTMENTS

                                   [PIE CHART]

Consumer Discretionary       16.32%
Consumer Staples              5.44%
Energy                        7.05%
Financials                    7.51%
Health Care                  11.81%
Industrials                  15.22%
Information Technology       22.85%
Materials                     2.91%
Miscellaneous                 1.86%
Telecommunication Services    7.96%
Utilities                     1.07%

SCHEDULE OF INVESTMENTS August 31, 2006
--------------------------------------------------------------------------------
SM&R ALGER AGGRESSIVE GROWTH FUND

COMMON STOCK                                                SHARES      VALUE

CONSUMER DISCRETIONARY--
APPAREL--0.76%
Polo Ralph Lauren Corp.                                        350   $   20,647
BROADCASTING--0.50%
EchoStar Communications Corp. (Class A) *                      425       13,494
HOTELS, RESTAURANTS & LEISURE--0.68%
MGM MIRAGE *                                                   515       18,375
INTERNET & CATALOG RETAIL--0.99%
eBay Inc. *                                                    970       27,024
MEDIA--2.01%
Focus Media Holding Ltd. ADR *                                 435       25,665
NeuStar, Inc. (Class A) *                                    1,025       28,926
                                                                     ----------
                                                                         54,591
MULTI-LINE RETAIL--1.05%
Federated Department Stores, Inc.                              755       28,675
RETAILING--8.66%
Circuit City Stores, Inc.                                    4,745      112,029
CVS Corp.                                                    3,270      109,709
PetSmart, Inc.                                                 545       13,679
                                                                     ----------
                                                                        235,417
SPECIALTY RETAIL--1.88%
Abercrombie & Fitch Co. (Class A)                              280       18,068
GameStop Corp. (Class A) *                                     755       32,979
                                                                     ----------
                                                                         51,047
                                                                     ----------
   TOTAL CONSUMER DISCRETIONARY--16.53%                                 449,270
                                                                     ----------
CONSUMER STAPLES--
FOOD PRODUCTS--0.43%
ConAgra Foods, Inc.                                            495       11,781
HOUSEHOLD PRODUCTS--2.14%
Procter & Gamble Co. (The)                                     940       58,186
TOBACCO--2.94%
Altria Group, Inc.                                             955       79,771
                                                                     ----------
   TOTAL CONSUMER STAPLES--5.51%                                        149,738
                                                                     ----------
ENERGY--
ENERGY & ENERGY SERVICES--1.31%
Diamond Offshore Drilling, Inc.                                375       27,180
Rowan Companies, Inc.                                          245        8,379
                                                                     ----------
                                                                         35,559
ENERGY EQUIPMENT & SERVICES--3.38%
Cameron International Corp. *                                  780       37,370
National-Oilwell Varco Inc. *                                  435       28,406
Transocean Inc. *                                              390       26,032
                                                                     ----------
                                                                         91,808
OIL & GAS--2.45%
Denbury Resources Inc. *                                       370       11,474
Exxon Mobil Corp.                                              300       20,301
Petrobank Energy and Resources Ltd. *                        1,945       26,815
Valero Energy Corp.                                            140        8,036
                                                                     ----------
                                                                         66,626
                                                                     ----------
   TOTAL ENERGY--7.14%                                                  193,993
                                                                     ----------
FINANCIALS--
CAPITAL MARKETS--1.20%
Bear Stearns Companies (The) Inc.                              110   $   14,339
Legg Mason, Inc.                                               200       18,252
                                                                     ----------
                                                                         32,591
COMMERCIAL BANKS--1.87%
Bank of America Corp.                                          990       50,955
DIVERSIFIED FINANCIALS--0.73%
Chicago Mercantile Exchange Holdings Inc.                       45       19,800
FINANCIAL SERVICES--1.67%
GFI Group Inc. *                                               500       23,250
International Securities Exchange Holdings, Inc.               360       15,318
WNS Holdings Ltd. ADR *                                        250        6,737
                                                                     ----------
                                                                         45,305
INSURANCE--2.13%
Genworth Financial Inc. (Class A)                              910       31,331
Hartford Financial Services Group (The), Inc.                  310       26,617
                                                                     ----------
                                                                         57,948
                                                                     ----------
   TOTAL FINANCIALS--7.60%                                              206,599
                                                                     ----------
HEALTH CARE--
BIOTECHNOLOGY--3.85%
Amgen Inc. *                                                   380       25,813
Gilead Sciences, Inc. *                                        315       19,971
Myogen, Inc. *                                               1,100       38,280
United Therapeutics Corp. *                                    375       20,471
                                                                     ----------
                                                                        104,535
HEALTH CARE EQUIPMENT & SUPPLIES--0.88%
Hologic, Inc. *                                                525       22,670
Kyphon Inc. *                                                   30        1,086
                                                                     ----------
                                                                         23,756
HEALTH CARE PROVIDERS & SERVICES--3.11%
Aetna Inc.                                                     505       18,821
Psychiatric Solutions, Inc. *                                  770       24,648
United Surgical Partners International, Inc. *                 745       21,024
UnitedHealth Group Inc.                                        385       20,001
                                                                     ----------
                                                                         84,494
MEDICAL SERVICES--0.88%
Ventana Medical Systems, Inc. *                                515       24,020
PHARMACEUTICALS--3.25%
Abbott Laboratories                                            305       14,854
Adams Respiratory Therapeutics, Inc. *                         650       26,520
Salix Pharmaceuticals, Ltd. *                                1,440       19,310
Schering-Plough Corp.                                        1,320       27,654
                                                                     ----------
                                                                         88,338
                                                                     ----------
   TOTAL HEALTH CARE--11.97%                                            325,143
                                                                     ----------
INDUSTRIALS--
AEROSPACE--1.54%
BE Aerospace, Inc. *                                         1,755       41,874
AEROSPACE & DEFENSE--2.82%
Boeing Co. (The)                                               340       25,466

COMMON STOCK                                                SHARES      VALUE

L-3 Communications Holdings, Inc.                              495   $   37,318
United Technologies Corp.                                      220       13,796
                                                                     ----------
                                                                         76,580
AIR FREIGHT & LOGISTICS--0.71%
FedEx Corp.                                                    190       19,196
COMMERCIAL SERVICES & SUPPLIES--0.42%
Net 1 UEPS Technologies, Inc. *                                475       11,533
CONSTRUCTION & ENGINEERING--0.91%
McDermott International, Inc. *                                515       24,823
ELECTRICAL EQUIPMENT--0.43%
AMETEK, Inc.                                                   275       11,792
INDUSTRIAL CONGLOMERATES--4.20%
Endurance Specialty Holdings Ltd.                              585       18,878
General Electric Co.                                           990       33,720
Textron Inc.                                                   735       61,637
                                                                     ----------
                                                                        114,235
MACHINERY--3.51%
ESCO Technologies Inc. *                                       265       13,526
Joy Global Inc.                                                585       25,471
Terex Corp. *                                                1,280       56,230
                                                                     ----------
                                                                         95,227
TRANSPORTATION--0.88%
Burlington Northern Santa Fe Corp.                             355       23,767
                                                                     ----------
   TOTAL INDUSTRIALS--15.42%                                            419,027
                                                                     ----------
INFORMATION TECHNOLOGY--
COMMUNICATIONS EQUIPMENT--3.68%
Cisco Systems, Inc. *                                        1,530       33,645
Comverse Technology, Inc. *                                  1,045       21,841
Level 3 Communications, Inc. *                               3,450       15,283
Motorola, Inc.                                               1,255       29,342
                                                                     ----------
                                                                        100,111
COMPUTER RELATED & BUSINESS SERVICES--1.15%
Network Appliance, Inc. *                                      910       31,158
COMPUTER SOFTWARE--2.66%
NAVTEQ Corp. *                                                  50        1,328
Symantec Corp. *                                             1,945       36,255
VeriFone Holdings, Inc. *                                    1,495       34,609
                                                                     ----------
                                                                         72,192
COMPUTERS & PERIPHERALS--1.06%
Avid Technology, Inc. *                                        460       18,322
Mobility Electronics, Inc. *                                 1,595       10,351
                                                                     ----------
                                                                         28,673
INTERNET SOFTWARE & SERVICES--3.84%
DealerTrack Holdings Inc. *                                  1,072       23,316
Yahoo! Inc. *                                                2,815       81,128
                                                                     ----------
                                                                        104,444
SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT--6.31%
Advanced Micro Devices, Inc. *                               1,790       44,732
Atheros Communications *                                       380        6,183
ATI Technologies Inc. *                                      1,585       34,062
FormFactor Inc. *                                              550       26,543
Tessera Technologies Inc. *                                  1,820   $   59,878
                                                                     ----------
                                                                        171,398
SEMICONDUCTORS--3.25%
Marvell Technology Group Ltd. *                              1,320       23,113
Microsemi Corp. *                                            1,915       53,180
National Semiconductor Corp.                                   500       12,145
                                                                     ----------
                                                                         88,438
SOFTWARE--1.20%
Microsoft Corp.                                              1,270       32,626
                                                                     ----------
   TOTAL INFORMATION TECHNOLOGY--23.15%                                 629,040
                                                                     ----------
MATERIALS--
CHEMICALS--0.94%
Zoltek Companies, Inc. *                                     1,000       25,550
METALS & MINING--2.01%
Breakwater Resources, Ltd. *                                18,060       20,950
Paladin Resources Ltd. *                                     8,310       33,655
                                                                     ----------
                                                                         54,605
                                                                     ----------
   TOTAL MATERIALS--2.95%                                                80,155
                                                                     ----------
TELECOMMUNICATION SERVICES--
DIVERSIFIED TELECOMMUNICATION SERVICES--1.30%
ALLTEL Corp.                                                   650       35,236
WIRELESS TELECOMMUNICATION SERVICES--6.77%
America Movil S.A. de C.V. (Series L) ADR                      560       20,894
American Tower Corp. (Class A) *                             3,403      122,032
NII Holdings Inc. *                                            770       41,079
                                                                     ----------
                                                                        184,005
                                                                     ----------
   TOTAL TELECOMMUNICATION SERVICES--8.07%                              219,241
                                                                     ----------
UTILITIES--
MULTI-UTILITIES & UNREGULATED POWER--1.09%
Veolia Environnement ADR                                       525       29,552
                                                                     ----------
   TOTAL UTILITIES--1.09%                                                29,552
                                                                     ----------
   TOTAL COMMON STOCK--99.43%
      (Cost $2,525,611)                                               2,701,758
                                                                     ----------
MONEY MARKET FUND
SM&R Money Market Fund, 4.74% (a)                           51,108       51,108
                                                                     ----------
   TOTAL MONEY MARKET FUND--1.88%
      (Cost $51,108)                                                     51,108
                                                                     ----------
   TOTAL INVESTMENTS--101.31%
      (Cost $2,576,719)                                               2,752,866
   LIABILITIES IN EXCESS OF OTHER ASSETS--(1.31)%                       (35,695)
                                                                     ----------
   NET ASSETS--100.00%                                               $2,717,171
                                                                     ==========

*--Non-income producing securities

ABBREVIATIONS

ADR--American Depositary Receipt

NOTES TO SCHEDULE OF INVESTMENTS

(a) The rate quoted is the annualized seven-day yield of the fund at August 31, 2006. A complete listing of the fund's holdings are included in these financial statements. This fund and SM&R Alger Aggressive Growth Fund are affiliated by having the same investment adviser.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES August 31, 2006
--------------------------------------------------------------------------------
SM&R ALGER AGGRESSIVE GROWTH FUND

ASSETS
Investments in unaffiliated securities, at value (Cost $2,525,611)   $  2,701,758
Investment in affiliated money market fund (Cost $51,108)                  51,108
                                                                     ------------
   Total investments (Cost $2,576,719)                                  2,752,866
Prepaid expenses                                                           10,558
Receivable for:
   Investment securities sold                                             110,332
   Capital stock sold                                                         275
   Dividends                                                                1,201
   Expense reimbursement                                                    4,993
                                                                     ------------
      TOTAL ASSETS                                                      2,880,225
                                                                     ------------
LIABILITIES
Investment securities purchased                                           136,312
Capital stock reacquired                                                    1,925
Payable to investment adviser for fund expenses                            10,605
Accrued:
   Investment advisory fees                                                 2,382
   Service fees                                                               567
   Distribution fees                                                        3,695
Other liabilities                                                           7,568
                                                                     ------------
      TOTAL LIABILITIES                                                   163,054
                                                                     ------------
      NET ASSETS (applicable to shares outstanding)                  $  2,717,171
                                                                     ============
NET ASSETS ARE COMPRISED OF THE FOLLOWING:
Capital (par value and additional paid-in)                              2,273,187
Accumulated net realized gain (loss) on investments                       267,837
Net unrealized appreciation (depreciation) of investments                 176,147
                                                                     ------------
Net Assets                                                           $  2,717,171
                                                                     ============
NET ASSETS:
Class A                                                                 1,845,307
---------------------------------------------------------------------------------
Class B                                                                   871,864
---------------------------------------------------------------------------------
   TOTAL NET ASSETS                                                  $  2,717,171
                                                                     ============
CAPITAL STOCK, $0.01 PAR VALUE PER SHARE:
Class A:
   Authorized                                                         100,000,000
   Outstanding                                                            267,563
---------------------------------------------------------------------------------
Class B:
   Authorized                                                         100,000,000
   Outstanding                                                            131,702
---------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share                    $       6.90
   Offering price per share:
      (Net assets value of $6.90 / 95%)                              $       7.26
---------------------------------------------------------------------------------
Class B:
      Net asset value and offering price per share                   $       6.62
---------------------------------------------------------------------------------

See notes to financial statements.

STATEMENT OF OPERATIONS Year Ended August 31, 2006
--------------------------------------------------------------------------------
SM&R ALGER AGGRESSIVE GROWTH FUND

INVESTMENT INCOME
Dividends (Net of foreign tax withheld of $108)                        $ 18,379
Interest from affiliated money market fund                                2,530
                                                                       --------
      TOTAL INVESTMENT INCOME                                            20,909
                                                                       --------
EXPENSES
Investment advisory fees                                                 25,560
Service fees                                                              6,086
Professional fees                                                         6,437
Custody and transaction fees                                             26,573
Directors' fees                                                           5,506
Insurance expenses                                                          766
Compliance expenses                                                         354
Qualification fees
   Class A                                                                8,939
   Class B                                                                6,354
Shareholder reporting expenses
   Class A                                                                3,196
   Class B                                                                1,862
Distribution fees
   Class A                                                                5,718
   Class B                                                                8,006
                                                                       --------
      TOTAL EXPENSES                                                    105,357
      LESS EXPENSES REIMBURSED                                          (57,342)
                                                                       --------
      NET EXPENSES                                                       48,015
                                                                       --------
INVESTMENT INCOME (LOSS)--NET                                           (27,106)
                                                                       --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments                              378,625
   Change in unrealized appreciation (depreciation) of investments      (69,943)
                                                                       --------
NET GAIN (LOSS) ON INVESTMENTS                                          308,682
                                                                       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS        $281,576
                                                                       ========

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
SM&R ALGER AGGRESSIVE GROWTH FUND

                                                                      YEAR ENDED AUGUST 31,
                                                                     -----------------------
                                                                        2006         2005
                                                                     ----------   ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Investment income (loss)--net                                     $  (27,106)  $  (16,878)
   Net realized gain (loss) on investments                              378,625      224,516
   Change in unrealized appreciation (depreciation) of investments      (69,943)     207,698
                                                                     ----------   ----------
   Net increase (decrease) in net assets resulting from operations      281,576      415,336
                                                                     ----------   ----------
CAPITAL SHARE TRANSACTIONS--NET
   Class A                                                              252,756       86,880
   Class B                                                               84,851       47,518
                                                                     ----------   ----------
   Total capital share transactions--net                                337,607      134,398
                                                                     ----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                 619,183      549,734
NET ASSETS
   Beginning of year                                                  2,097,988    1,548,254
                                                                     ----------   ----------
   End of year                                                       $2,717,171   $2,097,988
                                                                     ==========   ==========

See notes to financial statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the years indicated.

SM&R ALGER AGGRESSIVE GROWTH FUND

                                                                     CLASS A SHARES
                                             --------------------------------------------------------------
                                                                  YEAR ENDED AUGUST 31,
                                             --------------------------------------------------------------
                                                2006          2005        2004 (1)     2003 (1)    2002 (4)
                                             ----------    ----------    ----------    --------    --------
Net asset value, beginning of year           $     6.07    $     4.81    $     4.96    $   4.24    $   5.91
Income (loss) from investment operations
   Investment income (loss)--net                  (0.05)        (0.04)        (0.08)      (0.06)      (0.17)
   Net realized and unrealized gain (loss)
      on investments                               0.88          1.30         (0.07)       0.78       (1.50)
                                             ----------    ----------    ----------    --------    --------
      Total from investment operations             0.83          1.26         (0.15)       0.72       (1.67)
                                             ----------    ----------    ----------    --------    --------
Net asset value, end of year                 $     6.90    $     6.07    $     4.81    $   4.96    $   4.24
                                             ==========    ==========    ==========    ========    ========
Total return (2)                                  13.67%        26.20%        (3.02)%     16.98%     (28.26)%
                                             ==========    ==========    ==========    ========    ========
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of year                      $1,845,307    $1,402,928    $1,034,437    $994,871    $666,982
Ratio of expenses with reimbursement to
  average net assets (3)                           1.76%         1.85%         1.85%       1.85%       4.48%
Ratio of expenses without reimbursement to
   average net assets                              4.02%         4.43%         4.17%       5.52%       6.01%
Ratio of net investment loss to average
   net assets                                     (0.90)%       (0.68)%       (1.43)%     (1.27)%     (3.99)%
Portfolio turnover rate                          200.29%       167.62%       159.89%     179.56%     177.62%

                                                                  CLASS B SHARES
                                             --------------------------------------------------------
                                                               YEAR ENDED AUGUST 31,
                                             --------------------------------------------------------
                                               2006        2005      2004 (1)    2003 (1)    2002 (4)
                                             --------    --------    --------    --------    --------
Net asset value, beginning of year           $   5.87    $   4.69    $   4.87    $   4.19    $   5.89
Income (loss) from investment operations
   Investment income (loss)--net                (0.09)      (0.07)      (0.11)      (0.08)      (0.21)
   Net realized and unrealized gain (loss)
      on investments                             0.84        1.25       (0.07)       0.76       (1.49)
                                             --------    --------    --------    --------    --------
      Total from investment operations           0.75        1.18       (0.18)       0.68       (1.70)
                                             --------    --------    --------    --------    --------
Net asset value, end of year                 $   6.62    $   5.87    $   4.69    $   4.87    $   4.19
                                             ========    ========    ========    ========    ========
Total return (2)                                12.78%      25.16%      (3.70)%     16.23%     (28.86)%
                                             ========    ========    ========    ========    ========
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of year                      $871,864    $695,060    $513,817    $442,489    $328,254
Ratio of expenses with reimbursement to
   average net assets (3)                        2.41%       2.50%       2.50%       2.50%       5.56%
Ratio of expenses without reimbursement to
   average net assets                            4.95%       5.75%       5.52%       7.36%       7.78%
Ratio of net investment loss to average
   net assets                                   (1.55)%     (1.33)%     (2.09)%     (1.91)%     (5.08)%
Portfolio turnover rate                        200.29%     167.62%     159.89%     179.56%     177.62%

(1) Per share information has been calculated using the average number of shares outstanding.

(2)  Does not include the effect of sales charge.

(3) SM&R voluntarily agreed to waive or reduce expenses to 1.85% for Class A and 2.50% for Class B until April 30, 2006. Effective May 1, 2006 until April 30, 2007, the expenses will be waived or reduced to 1.60% for Class A and 2.25% for Class B.

(4) Per share information has been restated to reflect certain reclassifications.

See notes to financial statements.

SM&R ALGER SMALL-CAP FUND
--------------------------------------------------------------------------------
MANAGER DISCUSSION

INVESTMENT OBJECTIVE: The SM&R Alger Small-Cap Fund seeks to achieve long-term capital appreciation. The fund normally invests at least 80% of its assets in the equity securities of small-capitalization companies listed on U.S. exchanges or in the over-the-counter market. A small capitalization company is one that has a market capitalization within the range of companies in the Russell 2000 Growth Index or the S&P SmallCap 600 Index. During the recent fiscal year, the management of the portfolio remained unchanged: a research intensive, bottom-up approach focusing on the stocks of rapidly growing companies undergoing positive dynamic change. Over the twelve months ending August 31, 2006, management's growth stock bias provided a disadvantage in the small cap space as the Russell 2000 Growth index underperformed the Russell 2000 Value index by more than 6%.

MARKET REVIEW: The twelve months ending August 31, 2006 was a generally positive time period for the domestic equity markets. The Dow Jones Industrial Average was up 11.16%, the S&P 500 index was up 8.88%, and the Nasdaq Composite was up 1.47%. Stocks across all market capitalizations faired well as the Russell 2000 (representing small cap stocks), the Russell MidCap (representing mid cap stocks) and the Russell 1000 (representing large cap stocks) indices all posted returns of nearly 9%. Returns were more disparate across the growth/value spectrum with value decidedly outperforming growth. The Russell 2000 Growth and the Russell MidCap Growth were both up 6.0%, while the Russell 2000 Value and the Russell MidCap Value were up 12.72% and 12.36%, respectively. Among large cap indices, the difference was more extreme. The Russell 1000 Growth was up 3.68% while the Russell 1000 Value was up 13.96%.

Americans have a tendency to flip-flop from optimism to pessimism, not necessarily overnight, but for years at a time. The optimism of the "Roaring 1920s" gave way to the fear and despair of the Depression; the heady sense of progress that characterized the early 1960s gave way to the dark moods of the 1970s, replete with war in the Middle East, oil shocks, stagflation and a wildly gyrating stock market (perhaps mimicking the disco era in which this all unfolded). More recently, the New Economy exuberance of the 1990s has been buried under an avalanche of negative events: the bursting of the Nasdaq bubble in 2000-2001, the aftermath of 9/11, the subsequent war in Iraq, and an economic expansion that has seen a notable divergence between extraordinary levels of corporate profitability and tepid levels of wage growth for the average worker.

In our view, sentiment remains a serious headwind for the economy and the markets as it has for much of the past five years. We do not believe that there are structural or systemic reasons facing U.S. equity markets. But cultural malaise and the sense that the future is less bright than the present--like its obverse belief that tomorrow will be better than today--are powerful forces. The issue is not whether there are things going on in the world that are cause for concern.

Of course there are. Iraq, Lebanon, and North Korea alone are enough to give one pause. (Indeed, we seem to be in no imminent danger of peace breaking out.) The disruptive effects of globalization on jobs, wages, and capital flows are also evident. But none of the earlier periods of hope and optimism were without dangers. The 1990s saw the twin evils of Serbia and Rwanda as well as terrorist attacks on U.S. embassies in Africa, U.S. naval ships in the Persian Gulf, and the World Trade Center in 1993, not to mention the near-economic collapse of Russia, Mexico, and the Asian "Tigers," along with Long Term Capital Management roiling Wall Street. The issue is not whether there are risks; it is whether the culture focuses on risks rather than rewards.

Today, risks are at the forefront, but that doesn't negate the rewards nor the positive changes that are occurring daily--from the purely entertaining (think iPod) to the more revolutionary (think ethanol, hybrids, new solar technologies, and next generation communication devices). Most importantly, we believe the opportunity for businesses to grow, efficiently and dramatically, is greater than ever due to productivity enhancing technologies and the globalization of markets. That, too, has costs and disruptions--both are well known and the subject of considerable political and moral debate--but the benefits should not be ignored.

Earnings growth for the second quarter of 2006 was more than 18% for the S&P 500; more striking was that even ex-energy, earnings grew nearly 15%. That is considerably stronger than even the most bullish of prognosticators assumed earlier in the year when it was widely believed that the run of double-digit quarters would come to an end. What is so startling about these numbers is their divergence from the U.S.'s overall GDP growth, which is still in the range of 3% a year. Profit growth of large U.S. companies now exceeds U.S. economic growth by more than 10%, which was the case in 2003, 2004, and 2005.

Equally telling is that while the markets have been flat since the end of 2005, more than 120 companies with a market capitalization of over $3 billion have seen their stocks rise by more than 20% in the first half of 2006. The current vogue for index funds notwithstanding, the indices have not performed nearly as well as many of their individual components. The "average stock" may be up only minimally, but many individual companies are up considerably more. Here, too, the divergence between large averages and individual companies is striking.

MARKET & ECONOMIC OUTLOOK: We are fundamental investors who make decisions based on bottom-up analysis, and that leads to a healthy skepticism of what many top-down strategists are currently saying. It also leads to a different view of the big picture. As we have said before, we believe that the twin effects of globalization and information technologies will keep inflation contained, wages low, and profits strong. As a result, we have stayed with our thesis of above trend earnings growth and stable economic growth. The recent spate of corporate and economic data only confirms that view. The moderation in U.S. economic growth for the second quarter of 2006 is a predictable result of the steady increase in short-term rates and the cooling of the U.S. housing market, but it does not alter the overall picture.

For the markets, we believe quality companies with strong earnings growth continue to get cheaper on a multiple basis. The forward multiple for the S&P 500 is now below 14x, and the overall indices have been treading water as investors trade largely on news of wars abroad and interest rates at home. It is interesting that the earnings of the S&P 500 have grown over 75% in the past five years (July 2001-2006), while the Index itself is up only approximately 6% (not including dividend reinvestment). Driven by the Fed interest rate cycle, as well as sentiment, multiple compression has brought the market back, in valuation terms, to levels last seen toward the end of 1994 and in early 1995.

In our view, the fundamentals support a significant rally in the markets, even though sentiment and strategists do not. Some investors clearly prefer to wait on a rally, in effect, to time the market, but that is a difficult strategy over the long term. We are not saying ignore sentiment or disregard the U.S. economic cycle and the possible implications for earnings going forward. But we are suggesting that those factors tell us less about the world we are living in and how companies are performing than they used to. There are opportunities all around us, regardless of whether the overall U.S. economy or the major indices are soaring or slumping.

Dynamic companies, especially those with global reach, have defied both expectations and predictions on the upside for the past five years. That is a statistical fact. Most people seem to believe that this pattern is coming to an end. Regardless of what the short-term holds, we believe that the pattern will continue.

FUND PERFORMANCE: The fiscal year ended August 31, 2006 was a strong period for the SM&R Alger Small-Cap Fund. Over the twelve month period ended August 31, 2006, the Fund's Class A shares returned 11.24% at net asset value versus a return of 8.88% for the S&P 500 index and a return of 3.28% for the Lipper Small-Cap Growth Fund index. Relative to the S&P 500 index, the Fund benefited from solid security selection in several sectors, with the greatest impact coming from our stock selection in the Consumer Discretionary, Health Care and Materials sectors. Relative performance was hurt by an underweighting in the strong Financials sector, which comprised over 20% of the S&P 500 index.

Best Regards,

Jill Greenwald, CFA, Portfolio Manager
SM&R Alger Small-Cap Fund

    ANNUAL COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN SM&R ALGER
                            SMALL-CAP FUND, CLASS A,
      AT OFFERING PRICE, AND LIPPER SMALL-CAP GROWTH INDEX AND THE S&P 500

                                     [CHART]

             SM&R ALGER SMALL CAP FUND   S&P 500   LIPPER SMALL-CAP GROWTH INDEX
  9/1/2000            $9,497             $10,000              $10,000
12/31/2000            $7,864             $ 8,731              $ 7,940
 8/31/2001            $5,261             $ 7,561              $ 6,676
12/31/2001            $5,508             $ 7,693              $ 6,928
 8/31/2002            $4,112             $ 6,201              $ 5,049
12/31/2002            $3,998             $ 5,993              $ 5,001
 8/31/2003            $5,185             $ 6,949              $ 6,619
12/31/2003            $5,708             $ 7,712              $ 7,240
 8/31/2004            $5,442             $ 7,744              $ 6,607
12/31/2004            $6,578             $ 8,551              $ 8,022
 8/31/2005            $7,218             $ 8,716              $ 8,263
12/31/2005            $7,592             $ 8,969              $ 8,450
 8/31/2006            $8,029             $ 9,490              $ 8,534

SM&R Alger Small Cap Fund performance figures reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. Returns for Class A and B will vary due to differences in expenses and sales charge structure. Average annual returns are based on the maximum sales charge and reinvestment of all dividends and capital gains. The average annual returns for Class A shares reflect the current maximum sales charge of 5.00%. Class B shares reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year declining to 1% in the fifth year, and is eliminated thereafter.

                             AVERAGE ANNUAL RETURNS

Includes maximum sales charge through 8/31/06. Inception date of these classes is 09/01/00.

                                                          ONE   FIVE     SINCE
                                                         YEAR   YEAR   INCEPTION
                                                         ----   ----   ---------
Class A                                                  5.70%  7.72%    -3.59%
Class B                                                  4.94%  7.74%    -3.08%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT THE INVESTORS SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL SM&R AT (877) 239-2049.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

                     SECTOR WEIGHTINGS BY TOTAL INVESTMENTS

                                   [PIE CHART]

Consumer Discretionary       17.26%
Consumer Staples              1.27%
Energy                        6.85%
Financials                    8.99%
Health Care                  19.89%
Industrials                  15.58%
Information Technology       21.20%
Materials                     3.25%
Miscellaneous                 4.22%
Telecommunication Services    1.49%

SCHEDULE OF INVESTMENTS August 31, 2006
--------------------------------------------------------------------------------
SM&R ALGER SMALL-CAP FUND

COMMON STOCK                                                   SHARES     VALUE

CONSUMER DISCRETIONARY--
APPAREL--0.71%
Gymboree Corp. (The) *                                            695   $ 23,317
AUTO COMPONENTS--2.29%
LKQ Corp. *                                                     2,000     41,540
Tenneco Inc. *                                                   1495     34,011
                                                                        --------
                                                                          75,551
HOTELS, RESTAURANTS & LEISURE--1.18%
McCormick & Schmick's Seafood Restaurants, Inc. *               1,960     38,847
INTERNET & CATALOG RETAIL--1.88%
Coldwater Creek Inc. *                                            980     26,921
Priceline.com Inc. *                                            1,055     35,226
                                                                        --------
                                                                          62,147
LEISURE & ENTERTAINMENT--1.17%
WMS Industries Inc. *                                           1,440     38,592
LEISURE EQUIPMENT & SERVICES--1.04%
LIFE TIME FITNESS, Inc. *                                         765     34,372
MEDIA--3.30%
Focus Media Holding Ltd. ADR *                                    630     37,170
NeuStar, Inc. (Class A) *                                       1,350     38,097
World Wresting Entertainment, Inc.                              1,945     33,610
                                                                        --------
                                                                         108,877
RESTAURANTS & LODGING--0.72%
Orient-Express Hotels Ltd.                                        715     23,938
RETAILING--1.38%
Phillips-Van Heusen Corp.                                       1,180     45,595
SPECIALTY RETAIL--1.63%
Aeropostale, Inc. *                                             1,350     34,290
DSW, Inc. (Class A) *                                             705     19,733
                                                                        --------
                                                                          54,023
TEXTILES, APPAREL & LUXURY GOODS--2.00%
Deckers Outdoor Corp. *                                         1,015     41,625
Iconix Brand Group, Inc. *                                      1,640     24,305
                                                                        --------
                                                                          65,930
                                                                        --------
   TOTAL CONSUMER DISCRETIONARY--17.30%                                  571,189
                                                                        --------
CONSUMER STAPLES--
FOOD PRODUCTS--1.28%
Hain Celestial Group (The) Inc. *                               1,790     42,155
                                                                        --------
   TOTAL CONSUMER STAPLES--1.28%                                          42,155
                                                                        --------
ENERGY--
ENERGY & ENERGY SERVICES--2.79%
Dril-Quip, Inc. *                                                 545     41,851
Grey Wolf, Inc. *                                               3,295     24,086
Veritas DGC Inc. *                                                440     26,211
                                                                        --------
                                                                          92,148
OIL & GAS--4.07%
Carrizo Oil & Gas, Inc. *                                         860     23,960
Giant Industries, Inc. *                                          395     32,271
Holly Corp.                                                       465     21,306
Petrobank Energy & Resources Ltd. *                             2,305   $ 31,779
Warren Resources Inc. *                                         1,740     25,178
                                                                        --------
                                                                         134,494
                                                                        --------
   TOTAL ENERGY--6.86%                                                   226,642
                                                                        --------
FINANCIALS--
CAPITAL MARKETS--0.84%
Greenhill & Co., Inc.                                             505     27,790
COMMERCIAL BANKS--2.98%
Boston Private Financial Holdings, Inc.                         1,125     28,080
Signature Bank *                                                1,130     37,120
Wintrust Financial Corp.                                          660     33,205
                                                                        --------
                                                                          98,405
FINANCIAL SERVICES--2.59%
GFI Group Inc. *                                                  620     28,830
International Securities Exchange Holdings, Inc.                  920     39,146
WNS Holdings Ltd. ADR *                                           645     17,383
                                                                        --------
                                                                          85,359
INSURANCE--0.86%
Ohio Casualty Corp.                                             1,095     28,415
REAL ESTATE MANAGEMENT--0.92%
Jones Lang LaSalle Inc.                                           365     30,390
THRIFTS & MORTGAGE FINANCE--0.82%
Flagstar Bancorp, Inc.                                          1,870     27,190
                                                                        --------
   TOTAL FINANCIALS--9.01%                                               297,549
                                                                        --------
HEALTH CARE--
BIOTECHNOLOGY--7.25%
Cubist Pharmaceuticals, Inc. *                                    960     22,522
Human Genome Sciences, Inc. *                                   1,650     18,529
Illumina, Inc. *                                                1,065     35,869
InterMune, Inc. *                                               1,410     24,308
Keryx Biopharmaceuticals, Inc. *                                1,690     23,204
Myogen, Inc. *                                                  1,025     35,670
Onyx Pharmaceuticals, Inc. *                                    1,460     22,060
Regeneron Pharmaceuticals, Inc. *                               1,435     22,788
United Therapeutics Corp. *                                       630     34,392
                                                                        --------
                                                                         239,342
HEALTH CARE EQUIPMENT & SUPPLIES--3.23%
ArthroCare Corp. *                                                800     36,488
Haemonetics Corp. *                                               815     37,963
Hologic, Inc. *                                                   745     32,169
                                                                        --------
                                                                         106,620
HEALTH CARE PROVIDERS & SERVICES--5.94%
Gentiva Health Services, Inc. *                                 2,125     38,399
PAREXEL International Corp. *                                     752     24,891
Psychiatric Solutions, Inc. *                                   1,415     45,294
Sierra Health Services, Inc. *                                    810     34,749
VCA Antech, Inc. *                                                565     20,012
WellCare Health Plans Inc. *                                      585     32,807
                                                                        --------
                                                                         196,152
MEDICAL SERVICES--1.23%
Ventana Medical Systems, Inc. *                                   870     40,577

COMMON STOCK                                                SHARES      VALUE

MEDICAL TECHNOLOGY--1.11%
Allscripts Healthcare Solutions, Inc. *                      1,810   $   36,852
PHARMACEUTICALS--1.18%
Adams Respiratory Therapeutics, Inc. *                         815       33,252
POZEN Inc. *                                                   460        5,709
                                                                     ----------
                                                                         38,961
                                                                     ----------
   TOTAL HEALTH CARE--19.94%                                            658,504
                                                                     ----------
INDUSTRIALS--
AEROSPACE--1.21%
BE Aerospace, Inc. *                                         1,675       39,966
AEROSPACE & DEFENSE--0.75%
Esterline Technologies Corp. *                                 705       24,696
AIRLINES--0.64%
AirTran Holdings, Inc. *                                     1,840       21,068
COMMERCIAL SERVICES & SUPPLIES--4.10%
American Reprographics Co. *                                 1,320       40,286
CoStar Group Inc. *                                            505       20,341
FTI Consulting, Inc. *                                       1,505       33,622
Gevity HR, Inc.                                              1,600       41,136
                                                                     ----------
                                                                        135,385
CONSTRUCTION & ENGINEERING--2.12%
URS Corp. *                                                  1,000       40,550
Williams Scotsman International Inc. *                       1,410       29,596
                                                                     ----------
                                                                         70,146
FREIGHT--0.92%
Landstar System, Inc.                                          715       30,530
MACHINERY--5.87%
Actuant Corp. (Class A)                                        790       35,629
Bucyrus International, Inc. (Class A)                          820       42,337
ESCO Technologies Inc. *                                       695       35,473
Gardner Denver Inc. *                                        1,200       43,164
RBC Bearings Inc. *                                          1,750       37,222
                                                                     ----------
                                                                        193,825
                                                                     ----------
   TOTAL INDUSTRIALS--15.61%                                            515,616
                                                                     ----------
INFORMATION TECHNOLOGY--
COMMUNICATIONS EQUIPMENT--1.17%
Polycom, Inc. *                                              1,625       38,659
COMPUTER SERVICES--0.99%
Open Solutions Inc. *                                        1,110       32,789
COMPUTER SOFTWARE--2.15%
TIBCO Software Inc. *                                        4,880       38,357
VeriFone Holdings, Inc. *                                    1,410       32,641
                                                                     ----------
                                                                         70,998
COMPUTERS & PHERIPHERALS--1.49%
Avid Technology, Inc. *                                        735       29,275
Mobility Electronics, Inc. *                                 3,100       20,119
                                                                     ----------
                                                                         49,394
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.56%
Multi-Fineline Electronix, Inc. *                              815       18,403
INFORMATION TECHNOLOGY SERVICES--1.81%
SI International Inc. *                                      1,135   $   32,790
SRA International, Inc. *                                      960       26,890
                                                                     ----------
                                                                         59,680
INTERNET SOFTWARE & SERVICES--4.59%
DealerTrack Holdings Inc. *                                  1,755       38,171
Internap Network Services Corp. *                            2,187       26,135
Omniture, Inc. *                                             2,480       16,492
WebEx Communications, Inc. *                                   880       31,416
Wright Express Corp. *                                       1,465       39,408
                                                                     ----------
                                                                        151,622
SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT--3.67%
Atheros Communications *                                     1,420       23,104
FormFactor Inc. *                                              805       38,849
Netlogic Microsystems Inc. *                                   855       25,231
Tessera Technologies Inc. *                                  1,040       34,216
                                                                     ----------
                                                                        121,400
SEMICONDUCTORS--2.40%
ATMI, Inc. *                                                 1,300       37,531
Microsemi Corp. *                                            1,500       41,655
                                                                     ----------
                                                                         79,186
SEMICONDUCTORS CAPITAL EQUIPMENT--0.76%
SiRF Technology Holdings, Inc. *                               950       25,013
SOFTWARE--1.66%
Quest Software, Inc. *                                       1,795       25,004
Synchronoss Technologies, Inc. *                             3,165       29,783
                                                                     ----------
                                                                         54,787
                                                                     ----------
   TOTAL INFORMATION TECHNOLOGY--21.25%                                 701,931
                                                                     ----------
MATERIALS--
CHEMICALS--1.06%
Zoltek Companies, Inc. *                                     1,375       35,131
METALS & MINING--2.20%
Breakwater Resources, Ltd. *                                25,215       29,249
Paladin Resources Ltd. *                                    10,690       43,295
                                                                     ----------
                                                                         72,544
                                                                     ----------
   TOTAL MATERIALS--3.26%                                               107,675
                                                                     ----------
TELECOMMUNICATION SERVICES--
WIRELESS TELECOMMUNICATION SERVICES--1.50%
SBA Communications Corp. (Class A) *                         1,920       49,421
                                                                     ----------
   TOTAL TELECOMMUNICATION SERVICES--1.50%                               49,421
                                                                     ----------
   TOTAL COMMON STOCK--96.01%
      (Cost $2,819,521)                                               3,170,682
                                                                     ----------
MONEY MARKET FUND
SM&R Money Market Fund, 4.74% (a)                          139,659      139,659
                                                                     ----------
   TOTAL MONEY MARKET FUND--4.23%
      (Cost $139,659)                                                   139,659
                                                                     ----------
   TOTAL INVESTMENTS--100.24%
      (Cost $2,959,180)                                               3,310,341
   LIABILITIES IN EXCESS OF OTHER ASSETS--(0.24)%                        (7,890)
                                                                     ----------
   NET ASSETS--100.00%                                               $3,302,451
                                                                     ==========

*--Non-income producing securities

ABBREVIATIONS

ADR--American Depositary Receipt

NOTE TO SCHEDULE OF INVESTMENTS

(a) The rate quoted is the annualized seven-day yield of the fund at August 31, 2006. A complete listing of the fund's holdings are included in these financial statements. This fund and SM&R Alger Small-Cap Fund are affiliated by having the same investment adviser.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES August 31, 2006
--------------------------------------------------------------------------------
SM&R ALGER SMALL-CAP FUND

ASSETS
Investments in unaffiliated securities, at value
   (Cost $2,819,521)                                                $  3,170,682
Investment in affiliated money market fund (Cost $139,659)               139,659
                                                                    ------------
   Total investments (Cost $2,959,180)                                 3,310,341
Prepaid expenses                                                          10,560
Receivable for:
   Investment securities sold                                             63,261
   Capital stock sold                                                        428
   Dividends                                                                 239
   Expense reimbursement                                                   3,687
                                                                    ------------
      TOTAL ASSETS                                                     3,388,516
                                                                    ------------
LIABILITIES
Investment securities purchased                                           58,431
Capital stock reacquired                                                   1,593
Payable to investment adviser for fund expenses                           10,876
Accrued:
   Investment advisory fees                                                2,736
   Service fees                                                              684
   Distribution fees                                                       4,174
Other liabilities                                                          7,571
                                                                    ------------
      TOTAL LIABILITIES                                                   86,065
                                                                    ------------
      NET ASSETS (applicable to shares outstanding)                 $  3,302,451
                                                                    ============
NET ASSETS ARE COMPRISED OF THE FOLLOWING:
Capital (par value and additional paid-in)                             2,838,041
Accumulated net realized gain (loss) on investments                      113,249
Net unrealized appreciation (depreciation) of investments                351,161
                                                                    ------------
Net Assets                                                          $  3,302,451
                                                                    ============
NET ASSETS:
Class A                                                                2,485,024
--------------------------------------------------------------------------------
Class B                                                                  817,427
--------------------------------------------------------------------------------
   TOTAL NET ASSETS                                                 $  3,302,451
                                                                    ============
CAPITAL STOCK, $0.01 PAR VALUE PER SHARE:
Class A:
   Authorized                                                        100,000,000
   Outstanding                                                           337,928
--------------------------------------------------------------------------------
Class B:
   Authorized                                                        100,000,000
   Outstanding                                                           113,623
--------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share                   $       7.35
   Offering price per share:
      (Net assets value of $7.35 / 95%)                             $       7.74
--------------------------------------------------------------------------------
Class B:
   Net asset value and offering price per share                     $       7.19
--------------------------------------------------------------------------------

See notes to financial statements.

STATEMENT OF OPERATIONS Year Ended August 31, 2006
--------------------------------------------------------------------------------
SM&R ALGER SMALL-CAP FUND

INVESTMENT INCOME
Dividends                                                              $  5,861
Interest from affiliated money market fund                                7,190
                                                                       --------
      TOTAL INVESTMENT INCOME                                            13,051
                                                                       --------
EXPENSES
Investment advisory fees                                                 27,126
Service fees                                                              6,781
Professional fees                                                         6,437
Custody and transaction fees                                             22,805
Directors' fees                                                           5,507
Insurance expenses                                                          755
Compliance expenses                                                         349
Qualification fees
   Class A                                                                7,173
   Class B                                                                5,725
Shareholder reporting expenses
   Class A                                                                2,922
   Class B                                                                1,628
Distribution fees
   Class A                                                                6,886
   Class B                                                                7,450
                                                                       --------
      TOTAL EXPENSES                                                    101,544
      LESS EXPENSES REIMBURSED                                          (47,889)
                                                                       --------
      NET EXPENSES                                                       53,655
                                                                       --------
INVESTMENT INCOME (LOSS)--NET                                           (40,604)
                                                                       --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments                              208,778
   Change in unrealized appreciation (depreciation) of investments       37,298
                                                                       --------
NET GAIN (LOSS) ON INVESTMENTS                                          246,076
                                                                       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS        $205,472
                                                                       ========

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
SM&R ALGER SMALL-CAP FUND

                                                          YEAR ENDED AUGUST 31,
                                                        -----------------------
                                                           2006         2005
                                                        ----------   -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Investment income (loss)--net                        $  (40,604)  $  (29,779)
   Net realized gain (loss) on investments                 208,778      230,960
   Change in unrealized appreciation (depreciation)
      of investments                                        37,298      283,112
                                                        ----------   ----------
   Net increase (decrease) in net assets resulting
      from operations                                      205,472      484,293
                                                        ----------   ----------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Capital gains
   Class A                                                (175,041)     (26,456)
   Class B                                                 (80,011)     (12,091)
                                                        ----------   ----------
   Total distributions to shareholders                    (255,052)     (38,547)
                                                        ----------   ----------
CAPITAL SHARE TRANSACTIONS--NET
   Class A                                               1,130,748      100,319
   Class B                                                 222,922       20,517
                                                        ----------   ----------
   Total capital share transactions--net                 1,353,670      120,836
                                                        ----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  1,304,090      566,582
NET ASSETS
   Beginning of year                                     1,998,361    1,431,779
                                                        ----------   ----------
   End of year                                          $3,302,451   $1,998,361
                                                        ==========   ==========

See notes to financial statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the years indicated.

SM&R ALGER SMALL-CAP FUND

                                                                                       CLASS A SHARES
                                                                 ------------------------------------------------------------
                                                                                     YEAR ENDED AUGUST 31,
                                                                 ------------------------------------------------------------
                                                                    2006          2005       2004 (1)    2003 (1)    2002 (4)
                                                                 ----------    ----------    --------    --------    --------
Net asset value, beginning of year                               $     7.44    $     5.73    $   5.46    $   4.33    $   5.54
Income (loss) from investment operations
   Investment income (loss)--net                                      (0.08)        (0.10)      (0.10)      (0.07)      (0.32)
   Net realized and unrealized gain (loss) on investments              0.87          1.96        0.37        1.20       (0.89)
                                                                 ----------    ----------    --------    --------    --------
      Total from investment operations                                 0.79          1.86        0.27        1.13       (1.21)
Less distributions from capital gains                                 (0.88)        (0.15)         --          --          --
                                                                 ----------    ----------    --------    --------    --------
Net asset value, end of year                                     $     7.35    $     7.44    $   5.73    $   5.46    $   4.33
                                                                 ==========    ==========    ========    ========    ========
Total return (2)                                                      11.24%        32.64%       4.94%      26.10%     (21.84)%
                                                                 ==========    ==========    ========    ========    ========
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of year                                          $2,485,024    $1,388,538    $978,028    $789,625    $436,796
Ratio of expenses with reimbursement to average net assets (3)         1.79%         1.90%       1.90%       1.90%       6.60%
Ratio of expenses without reimbursement to average net assets          3.42%         4.55%       4.65%       6.89%       9.68%
Ratio of net investment loss to average net assets                    (1.31)%       (1.49)%     (1.70)%     (1.64)%     (6.33)%
Portfolio turnover rate                                               83.78%       126.84%     143.21%     131.48%     176.50%

                                                                                      CLASS B SHARES
                                                                 --------------------------------------------------------
                                                                                  YEAR ENDED AUGUST 31,
                                                                 --------------------------------------------------------
                                                                   2006        2005      2004 (1)    2003 (1)    2002 (4)
                                                                 --------    --------    --------    --------    --------
Net asset value, beginning of year                               $   7.34    $   5.69    $   5.47    $   4.32    $   5.65
Income (loss) from investment operations
   Investment income (loss)--net                                    (0.13)      (0.14)      (0.14)      (0.10)      (0.41)
   Net realized and unrealized gain (loss) on investments            0.86        1.94        0.36        1.25       (0.92)
                                                                 --------    --------    --------    --------    --------
      Total from investment operations                               0.73        1.80        0.22        1.15       (1.33)
Less distributions from capital gains                               (0.88)      (0.15)         --          --          --
                                                                 --------    --------    --------    --------    --------
Net asset value, end of year                                     $   7.19    $   7.34    $   5.69    $   5.47    $   4.32
                                                                 ========    ========    ========    ========    ========
Total return (2)                                                    10.51%      31.80%       4.02%      26.62%     (23.54)%
                                                                 ========    ========    ========    ========    ========
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of year                                          $817,427    $609,823    $453,751    $372,330    $206,871
Ratio of expenses with reimbursement to average net assets (3)       2.46%       2.55%       2.55%       2.55%       8.05%
Ratio of expenses without reimbursement to average net assets        4.58%       6.06%       6.11%       9.05%      11.65%
Ratio of net investment loss to average net assets                  (1.97)%     (2.14)%     (2.35)%     (2.29)%     (7.77)%
Portfolio turnover rate                                             83.78%     126.84%     143.21%     131.48%     176.50%

(1) Per share information has been calculated using the average number of shares outstanding.

(2)  Does not include the effect of sales charge.

(3) SM&R voluntarily agreed to waive or reduce expenses to 1.90% for Class A and 2.55% for Class B until April 30, 2006. Effective May 1, 2006 until April 30, 2007, the expenses will be waived or reduced to 1.65% for Class A and 2.30% for Class B.

(4) Per share information has been restated to reflect certain reclassifications.

See notes to financial statements.

SM&R ALGER GROWTH FUND
--------------------------------------------------------------------------------
MANAGER DISCUSSION

INVESTMENT OBJECTIVE: The SM&R Alger Growth Fund seeks to achieve long-term capital appreciation. The fund normally invests at least 65% of its assets in the equity securities of large companies listed on U.S. exchanges or in the over-the-counter market. The Fund considers a large company to have a market capitalization of $10 billion or greater. During the recent fiscal year, the management of the portfolio remained unchanged: a research intensive, bottom-up approach focusing on the stocks of rapidly growing companies undergoing positive dynamic change. Over the twelve months ending August 31, 2006, management's growth stock bias provided a disadvantage in the large cap space as the Russell 1000 Growth index underperformed the Russell 1000 Value index by more than 10%.

MARKET REVIEW: The twelve months ending August 31, 2006 was a generally positive time period for the domestic equity markets. The Dow Jones Industrial Average was up 11.16%, the S&P 500 index was up 8.88%, and the Nasdaq Composite was up 1.47%. Stocks across all market capitalizations faired well as the Russell 2000 (representing small cap stocks), the Russell MidCap (representing mid cap stocks) and the Russell 1000 (representing large cap stocks) indices all posted returns of nearly 9%. Returns were more disparate across the growth/value spectrum with value decidedly outperforming growth. The Russell 2000 Growth and the Russell MidCap Growth were both up 6.0%, while the Russell 2000 Value and the Russell MidCap Value were up 12.72% and 12.36%, respectively. Among large cap indices, the difference was more extreme. The Russell 1000 Growth was up 3.68% while the Russell 1000 Value was up 13.96%.

Americans have a tendency to flip-flop from optimism to pessimism, not necessarily overnight, but for years at a time. The optimism of the "Roaring 1920s" gave way to the fear and despair of the Depression; the heady sense of progress that characterized the early 1960s gave way to the dark moods of the 1970s, replete with war in the Middle East, oil shocks, stagflation and a wildly gyrating stock market (perhaps mimicking the disco era in which this all unfolded). More recently, the New Economy exuberance of the 1990s has been buried under an avalanche of negative events: the bursting of the Nasdaq bubble in 2000-2001, the aftermath of 9/11, the subsequent war in Iraq, and an economic expansion that has seen a notable divergence between extraordinary levels of corporate profitability and tepid levels of wage growth for the average worker.

In our view, sentiment remains a serious headwind for the economy and the markets as it has for much of the past five years. We do not believe that there are structural or systemic reasons facing U.S. equity markets. But cultural malaise and the sense that the future is less bright than the present--like its obverse belief that tomorrow will be better than today--are powerful forces. The issue is not whether there are things going on in the world that are cause for concern.

Of course there are. Iraq, Lebanon, and North Korea alone are enough to give one pause. (Indeed, we seem to be in no imminent danger of peace breaking out.) The disruptive effects of globalization on jobs, wages, and capital flows are also evident. But none of the earlier periods of hope and optimism were without dangers. The 1990s saw the twin evils of Serbia and Rwanda as well as terrorist attacks on U.S. embassies in Africa, U.S. naval ships in the Persian Gulf, and the World Trade Center in 1993, not to mention the near-economic collapse of Russia, Mexico, and the Asian "Tigers," along with Long Term Capital Management roiling Wall Street. The issue is not whether there are risks; it is whether the culture focuses on risks rather than rewards.

Today, risks are at the forefront, but that doesn't negate the rewards nor the positive changes that are occurring daily--from the purely entertaining (think iPod) to the more revolutionary (think ethanol, hybrids, new solar technologies, and next generation communication devices). Most importantly, we believe the opportunity for businesses to grow, efficiently and dramatically, is greater than ever due to productivity enhancing technologies and the globalization of markets. That, too, has costs and disruptions--both are well known and the subject of considerable political and moral debate--but the benefits should not be ignored.

Earnings growth for the second quarter of 2006 was more than 18% for the S&P 500; more striking was that even ex-energy, earnings grew nearly 15%. That is considerably stronger than even the most bullish of prognosticators assumed earlier in the year when it was widely believed that the run of double-digit quarters would come to an end. What is so startling about these numbers is their divergence from the U.S.'s overall GDP growth, which is still in the range of 3% a year. Profit growth of large U.S. companies now exceeds U.S. economic growth by more than 10%, which was the case in 2003, 2004, and 2005.

Equally telling is that while the markets have been flat since the end of 2005, more than 120 companies with a market capitalization of over $3 billion have seen their stocks rise by more than 20% in the first half of 2006. The current vogue for index funds notwithstanding, the indices have not performed nearly as well as many of their individual components. The "average stock" may be up only minimally, but many individual companies are up considerably more. Here, too, the divergence between large averages and individual companies is striking.

MARKET & ECONOMIC OUTLOOK: We are fundamental investors who make decisions based on bottom-up analysis, and that leads to a healthy skepticism of what many top-down strategists are currently saying. It also leads to a different view of the big picture. As we have said before, we believe that the twin effects of globalization and information technologies will keep inflation contained, wages low, and profits strong. As a result, we have stayed with our thesis of above trend earnings growth and stable economic growth. The recent spate of corporate and economic data only confirms that view. The moderation in U.S. economic growth for the second quarter of 2006 is a predictable result of the steady increase in short-term rates and the cooling of the U.S. housing market, but it does not alter the overall picture.

For the markets, we believe quality companies with strong earnings growth continue to get cheaper on a multiple basis. The forward multiple for the S&P 500 is now below 14x, and the overall indices have been treading water as investors trade largely on news of wars abroad and interest rates at home. It is interesting that the earnings of the S&P 500 have grown over 75% in the past five years (July 2001-2006), while the Index itself is up only approximately 6% (not including dividend reinvestment). Driven by the Fed interest rate cycle, as well as sentiment, multiple compression has brought the market back, in valuation terms, to levels last seen toward the end of 1994 and in early 1995.

In our view, the fundamentals support a significant rally in the markets, even though sentiment and strategists do not. Some investors clearly prefer to wait on a rally, in effect, to time the market, but that is a difficult strategy over the long term. We are not saying ignore sentiment or disregard the U.S. economic cycle and the possible implications for earnings going forward. But we are suggesting that those factors tell us less about the world we are living in and how companies are performing than they used to. There are opportunities all around us, regardless of whether the overall U.S. economy or the major indices are soaring or slumping.

Dynamic companies, especially those with global reach, have defied both expectations and predictions on the upside for the past five years. That is a statistical fact. Most people seem to believe that this pattern is coming to an end. Regardless of what the short-term holds, we believe that the pattern will continue.

FUND PERFORMANCE: During the fiscal year ended August 31, 2006, the performance of the S&P 500 was led by what have historically been low-growth sectors (the five top performing sectors were Materials, Telecommunication Services, Financials, Energy and Consumer Staples). In this environment, the SM&R Alger Growth Fund's relative performance has suffered. Over the twelve months ended August 31, 2006. the Fund's Class A shares returned -1.41% at net asset value versus a return of 8.88% for the S&P 500 index and a return of 1.49% for the Lipper Large-Cap Growth Fund index. Relative to the S&P 500 index, the Fund benefited from solid security selection within the Consumer Staples, Energy, Information Technology and Utilities sectors. However, the Fund's overall performance was held back by disappointing returns in the Consumer Discretionary and Health Care sectors and an underweighting in the strong Financials sector.

Best Regards,

Dan Chung, CFA, Portfolio Manager
SM&R Alger Growth Fund

ANNUAL COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN SM&R ALGER GROWTH
                                 FUND, CLASS A,
      AT OFFERING PRICE, AND LIPPER LARGE-CAP GROWTH INDEX AND THE S&P 500

                                     [CHART]

             SM&R ALGER GROWTH FUND   S&P 500   LIPPER LARGE-CAP GROWTH INDEX
  9/1/2000           $9,497           $10,000              $10,000
12/31/2000           $7,265           $ 8,731              $ 7,528
 8/31/2001           $6,059           $ 7,561              $ 5,579
12/31/2001           $6,126           $ 7,693              $ 5,731
 8/31/2002           $4,350           $ 6,201              $ 4,372
12/31/2002           $4,065           $ 5,993              $ 4,120
 8/31/2003           $4,938           $ 6,949              $ 4,855
12/31/2003           $5,423           $ 7,712              $ 5,231
 8/31/2004           $4,976           $ 7,744              $ 4,993
12/31/2004           $5,693           $ 8,551              $ 5,621
 8/31/2005           $6,078           $ 8,716              $ 5,766
12/31/2005           $6,306           $ 8,969              $ 6,047
 8/31/2006           $5,993           $ 9,490              $ 5,852

SM&R Alger Growth Fund performance figures reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. Returns for Class A and B will vary due to differences in expenses and sales charge structure. Average annual returns are based on the maximum sales charge and reinvestment of all dividends and capital gains. The average annual returns for Class A shares reflect the current maximum sales charge of 5.00%. Class B shares reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year declining to 1% in the fifth year, and is eliminated thereafter.

                             AVERAGE ANNUAL RETURNS

Includes maximum sales charge through 8/31/06. Inception date of these classes is 09/01/00.

                                                        ONE     FIVE     SINCE
                                                        YEAR    YEAR   INCEPTION
                                                       -------------------------
Class A                                                -6.38%  -1.25%    -8.18%
Class B                                                -7.07%  -1.03%    -8.03%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT THE INVESTORS SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL SM&R AT (877) 239-2049.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

                     SECTOR WEIGHTINGS BY TOTAL INVESTMENTS

                                   [PIE CHART]

Consumer Discretionary       14.17%
Consumer Staples              5.82%
Energy                        8.99%
Financials                    9.65%
Health Care                  15.46%
Industrials                  10.27%
Information Technology       17.03%
Materials                     7.43%
Miscellaneous                 0.75%
Telecommunication Services    4.10%
Utilities                     6.34%

SCHEDULE OF INVESTMENTS  August 31, 2006
--------------------------------------------------------------------------------
SM&R ALGER GROWTH FUND

COMMON STOCK                                                   SHARES     VALUE

CONSUMER DISCRETIONARY--
BROADCASTING--1.26%
Cablevision Systems Corp. (Class A) *                             975   $ 22,698
EchoStar Communications Corp. (Class A) *                         470     14,923
                                                                        --------
                                                                          37,621
CONSUMER ELECTRONICS--1.41%
Nintendo Co., Ltd. ADR                                          1,640     42,089
HOTELS, RESTAURANTS & LEISURE--0.52%
Wynn Resorts, Ltd. *                                              200     15,482
INTERNET & CATALOG RETAIL--2.03%
eBay Inc. *                                                     2,175     60,596
MEDIA--3.82%
News Corp. (Class A)                                            1,570     29,877
Viacom Inc. New (Class B) *                                       815     29,585
XM Satellite Radio Holdings Inc. (Class A) *                    4,215     54,626
                                                                        --------
                                                                         114,088
MULTI-LINE RETAIL--1.97%
Federated Department Stores, Inc.                               1,545     58,679
RETAILING--1.68%
CVS Corp.                                                       1,495     50,157
SPECIALTY RETAIL--0.49%
Home Depot (The), Inc.                                            425     14,573
TEXTILES, APPAREL & LUXURY GOODS--1.01%
Coach, Inc. *                                                   1,000     30,190
                                                                        --------
   TOTAL CONSUMER DISCRETIONARY--14.19%                                  423,475
                                                                        --------
CONSUMER STAPLES--
FOOD PRODUCTS--0.51%
Archer-Daniels-Midland Co.                                        370     15,233
HOUSEHOLD PRODUCTS--1.28%
Procter & Gamble Co. (The)                                        615     38,068
PERSONAL PRODUCTS--1.31%
Avon Products, Inc.                                             1,365     39,189
TOBACCO--2.73%
Altria Group, Inc.                                                975     81,442
                                                                        --------
   TOTAL CONSUMER STAPLES--5.83%                                         173,932
                                                                        --------
ENERGY--
ENERGY & ENERGY SERVICES--2.84%
Diamond Offshore Drilling, Inc.                                   205     14,858
Schlumberger Ltd.                                               1,140     69,882
                                                                        --------
                                                                          84,740
ENERGY EQUIPMENT & SERVICES--4.81%
National-Oilwell Varco Inc. *                                   1,335     87,176
Transocean Inc. *                                                 435     29,036
Weatherford International Ltd. *                                  635     27,305
                                                                        --------
                                                                         143,517
OIL & GAS--1.35%
Exxon Mobil Corp.                                                 595     40,264
                                                                        --------
   TOTAL ENERGY--9.00%                                                   268,521
                                                                        --------
FINANCIALS--
CAPITAL MARKETS--3.61%
Bear Stearns Companies (The), Inc.                                420   $ 54,747
Legg Mason, Inc.                                                  580     52,931
                                                                        --------
                                                                         107,678
COMMERCIAL BANKS--0.97%
Bank of America Corp.                                             565     29,081
DIVERSIFIED FINANCIALS--2.53%
Chicago Mercantile Exchange Holdings Inc.                          60     26,400
Goldman Sachs Group (The), Inc.                                   330     49,055
                                                                        --------
                                                                          75,455
FINANCIAL SERVICES--1.00%
UBS AG                                                            525     29,804
INSURANCE--1.02%
Hartford Financial Services Group (The), Inc.                     355     30,480
REAL ESTATE MANAGEMENT--0.53%
Jones Lang LaSalle Inc.                                           190     15,819
                                                                        --------
   TOTAL FINANCIALS--9.66%                                               288,317
                                                                        --------
HEALTH CARE--
BIOTECHNOLOGY--2.49%
Amgen Inc. *                                                      450     30,568
Biogen Idec Inc. *                                                315     13,904
Genentech, Inc. *                                                 180     14,854
Gilead Sciences, Inc. *                                           235     14,899
                                                                        --------
                                                                          74,225
HEALTH CARE--2.14%
Humana Inc. *                                                   1,050     63,977
HEALTH CARE ADMINISTRATIVE SERVICES--1.48%
McKesson Corp.                                                    870     44,196
HEALTH CARE EQUIPMENT & SUPPLIES--2.11%
Baxter International Inc.                                         710     31,510
Zimmer Holdings, Inc. *                                           460     31,280
                                                                        --------
                                                                          62,790
HEALTH CARE PROVIDERS & SERVICES--4.31%
Brookdale Senior Living Inc.                                      310     14,827
DaVita, Inc. *                                                    260     15,174
Health Management Associates, Inc. (Class A)                    2,155     45,061
Medco Health Solutions, Inc. *                                    845     53,548
                                                                        --------
                                                                         128,610
PHARMACEUTICALS--2.96%
Johnson & Johnson                                                 770     49,788
Pfizer Inc.                                                     1,395     38,446
                                                                        --------
                                                                          88,234
                                                                        --------
   TOTAL HEALTH CARE--15.49%                                             462,032
                                                                        --------
INDUSTRIALS--
AEROSPACE & DEFENSE--2.51%
Boeing Co. (The)                                                  590     44,191
L-3 Communications Holdings, Inc.                                 410     30,910
                                                                        --------
                                                                          75,101

COMMON STOCK                                                SHARES      VALUE

INDUSTRIAL CONGLOMERATES--3.11%
General Electric Co.                                         1,100   $   37,466
Textron Inc.                                                   660       55,348
                                                                     ----------
                                                                         92,814
MACHINERY--1.63%
Joy Global Inc.                                              1,115       48,547
TRANSPORTATION--3.03%
Burlington Northern Santa Fe Corp.                           1,350       90,382
                                                                     ----------
   TOTAL INDUSTRIALS--10.28%                                            306,844
                                                                     ----------
INFORMATION TECHNOLOGY--
COMMUNICATIONS EQUIPMENT--2.58%
Cisco Systems, Inc. *                                        2,460       54,095
Corning Inc. *                                                 355        7,895
JDS Uniphase Corp. *                                         2,965        6,731
Level 3 Communications, Inc. *                               1,875        8,306
                                                                     ----------
                                                                         77,027
COMPUTER RELATED & BUSINESS SERVICES--4.08%
Apple Computer, Inc. *                                         850       57,672
MEMC Electronic Materials, Inc. *                            1,660       64,209
                                                                     ----------
                                                                        121,881
COMPUTER SOFTWARE--0.26%
Symantec Corp. *                                               410        7,642
COMPUTERS & PERIPHERALS--0.28%
SanDisk Corp. *                                                140        8,249
INFORMATION TECHNOLOGY SERVICES--1.50%
Cognizant Technology Solutions Corp. (Class A) *               210       14,681
Satyam Computer Services Ltd. ADR                              785       29,963
                                                                     ----------
                                                                         44,644
INTERNET SOFTWARE & SERVICES--3.22%
Google Inc. (Class A) *                                        100       37,853
Yahoo! Inc. *                                                2,020       58,216
                                                                     ----------
                                                                         96,069
SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT--3.19%
Freescale Semiconductor Inc. (Class A) *                     3,105       95,324
SEMICONDUCTORS--0.90%
Marvell Technology Group Ltd. *                              1,535       26,878
SOFTWARE--1.04%
Microsoft Corp.                                                920       23,635
Oracle Corp. *                                                 475        7,434
                                                                     ----------
                                                                         31,069
                                                                     ----------
   TOTAL INFORMATION TECHNOLOGY--17.05%                                 508,783
                                                                     ----------
MATERIALS--
CHEMICALS--1.86%
Air Products and Chemicals, Inc.                               835       55,352
METALS & MINING--3.70%
Cameco Corp. *                                                 370       15,151
Peabody Energy Corp.                                         1,510       66,546
Vedanta Resources Plc                                        1,130       28,702
                                                                     ----------
                                                                        110,399
MINING--1.87%
Freeport-McMoRan Copper & Gold, Inc.                           960   $   55,882
                                                                     ----------
   TOTAL MATERIALS--7.43%                                               221,633
                                                                     ----------
TELECOMMUNICATION SERVICES--
DIVERSIFIED TELECOMMUNICATION SERVICES--2.01%
ALLTEL Corp.                                                   540       29,273
Verizon Communications Inc.                                    870       30,607
                                                                     ----------
                                                                         59,880
WIRELESS TELECOMMUNICATION SERVICES--2.10%
NII Holdings Inc. *                                            595       31,743
SBA Communications Corp. (Class A) *                         1,205       31,017
                                                                     ----------
                                                                         62,760
                                                                     ----------
   TOTAL TELECOMMUNICATION SERVICES--4.11%                              122,640
                                                                     ----------
UTILITIES--
ELECTRIC & GAS COMPANIES--2.77%
Emerson Electric Co.                                         1,005       82,561
ELECTRIC UTILITIES--2.51%
Exelon Corp.                                                 1,230       75,005
MULTI-UTILITIES & UNREGULATED POWER--1.07%
Veolia Environnement ADR                                       565       31,804
                                                                     ----------
   TOTAL UTILITIES--6.35%                                               189,370
                                                                     ----------
   TOTAL COMMON STOCK--99.39%
   (Cost $2,936,327)                                                  2,965,547
                                                                     ----------
MONEY MARKET FUND
SM&R Money Market Fund, 4.74% (a)                           22,589       22,589
                                                                     ----------
   TOTAL MONEY MARKET FUND--0.76%
   (Cost $22,589)                                                        22,589
                                                                     ----------
   TOTAL INVESTMENTS--100.15%
   (Cost $2,958,916)                                                  2,988,136
   LIABILITIES IN EXCESS OF OTHER ASSETS--(0.15)%                        (4,404)
                                                                     ----------
   NET ASSETS--100.00%                                               $2,983,732
                                                                     ==========

*--Non-income producing securities

ABBREVIATIONS

ADR--American Depositary Receipt

NOTES TO SCHEDULE OF INVESTMENTS

(a) The rate quoted is the annualized seven-day yield of the fund at August 31, 2006. A complete listing of the fund's holdings are included in these financial statements. This fund and SM&R Alger Growth Fund are affiliated by having the same investment adviser.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES August 31, 2006
--------------------------------------------------------------------------------
SM&R ALGER GROWTH FUND

ASSETS

Investments in unaffiliated securities, at value
   (Cost $2,936,327)                                                $  2,965,547
Investment in affiliated money market fund (Cost $22,589)                 22,589
                                                                    ------------
   Total investments (Cost $2,958,916)                                 2,988,136
Prepaid expenses                                                          10,598
Receivable for:
   Investment securities sold                                             18,998
   Capital stock sold                                                        422
   Dividends                                                               2,992
   Expense reimbursement                                                   4,116
                                                                    ------------
      TOTAL ASSETS                                                     3,025,262
                                                                    ------------
LIABILITIES
Investment securities purchased                                           14,676
Payable to investment adviser for fund expenses                           11,020
Accrued:
   Investment advisory fees                                                2,125
   Service fees                                                              625
   Distribution fees                                                       4,471
Other liabilities                                                          8,613
                                                                    ------------
      TOTAL LIABILITIES                                                   41,530
                                                                    ------------
      NET ASSETS (applicable to shares outstanding)                 $  2,983,732
                                                                    ============
NET ASSETS ARE COMPRISED OF THE FOLLOWING:
Capital (par value and additional paid-in)                             2,875,652
Accumulated net realized gain (loss) on investments                       78,860
Net unrealized appreciation (depreciation) of investments                 29,220
                                                                    ------------
Net Assets                                                          $  2,983,732
                                                                    ============
NET ASSETS:
Class A                                                                1,850,243
--------------------------------------------------------------------------------
Class B                                                                1,133,489
--------------------------------------------------------------------------------
   TOTAL NET ASSETS                                                 $  2,983,732
                                                                    ============
CAPITAL STOCK, $0.01 PAR VALUE PER SHARE:
Class A:
   Authorized                                                        100,000,000
   Outstanding                                                           293,139
--------------------------------------------------------------------------------
Class B:
   Authorized                                                        100,000,000
   Outstanding                                                           187,239
--------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share                   $       6.31
   Offering price per share:
      (Net assets value of $6.31 / 95%)                             $       6.64
--------------------------------------------------------------------------------
Class B:
   Net asset value and offering price per share                     $       6.05
--------------------------------------------------------------------------------

See notes to financial statements.

STATEMENT OF OPERATIONS Year Ended August 31, 2006
--------------------------------------------------------------------------------
SM&R ALGER GROWTH FUND

INVESTMENT INCOME
Dividends (Net of foreign tax withheld of $319)                       $  27,903
Interest from affiliated money market fund                                3,717
                                                                      ---------
      TOTAL INVESTMENT INCOME                                            31,620
                                                                      ---------
EXPENSES
Investment advisory fees                                                 26,137
Service fees                                                              7,687
Professional fees                                                         6,437
Custody and transaction fees                                             24,574
Directors' fees                                                           5,506
Insurance expenses                                                        1,071
Compliance expenses                                                         490
Qualification fees
   Class A                                                                9,003
   Class B                                                                6,829
Shareholder reporting expenses
   Class A                                                                3,687
   Class B                                                                2,468
Distribution fees
   Class A                                                                6,627
   Class B                                                               11,814
                                                                      ---------
      TOTAL EXPENSES                                                    112,330
      LESS EXPENSES REIMBURSED                                          (54,996)
                                                                      ---------
      NET EXPENSES                                                       57,334
                                                                      ---------
INVESTMENT INCOME (LOSS)--NET                                           (25,714)
                                                                      ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments                              176,202
   Change in unrealized appreciation (depreciation) of investments     (210,426)
                                                                      ---------
NET GAIN (LOSS) ON INVESTMENTS                                          (34,224)
                                                                      ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS       $ (59,938)
                                                                      =========

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
SM&R ALGER GROWTH FUND

                                                                      YEAR ENDED AUGUST 31,
                                                                     -----------------------
                                                                        2006         2005
                                                                     ----------   ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Investment income (loss)--net                                     $  (25,714)  $  (16,159)
   Net realized gain (loss) on investments                              176,202      305,796
   Change in unrealized appreciation (depreciation) of investments     (210,426)     258,817
                                                                     ----------   ----------
   Net increase (decrease) in net assets resulting from operations      (59,938)     548,454
                                                                     ----------   ----------
CAPITAL SHARE TRANSACTIONS--NET
   Class A                                                               70,295       32,629
   Class B                                                               13,968      (26,306)
                                                                     ----------   ----------
   Total capital share transactions--net                                 84,263        6,323
                                                                     ----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                  24,325      554,777
NET ASSETS
   Beginning of year                                                  2,959,407    2,404,630
                                                                     ----------   ----------
   End of year                                                       $2,983,732   $2,959,407
                                                                     ==========   ==========

See notes to financial statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the years indicated.

SM&R ALGER GROWTH FUND

                                                                                        CLASS A SHARES
                                                                 ------------------------------------------------------------
                                                                                     YEAR ENDED AUGUST 31,
                                                                 ------------------------------------------------------------
                                                                    2006         2005       2004 (1)     2003 (1)    2002 (4)
                                                                 ----------   ----------   ----------   ----------   --------
Net asset value, beginning of year                               $     6.40   $     5.24   $     5.20   $     4.58   $   6.38
Income (loss) from investment operations
   Investment income (loss)--net                                      (0.04)       (0.02)       (0.06)       (0.04)     (0.12)
   Net realized and unrealized gain (loss) on investments             (0.05)        1.18         0.10         0.66      (1.68)
                                                                 ----------   ----------   ----------   ----------   --------
      Total from investment operations                                (0.09)        1.16         0.04         0.62      (1.80)
                                                                 ----------   ----------   ----------   ----------   --------
Net asset value, end of year                                     $     6.31   $     6.40   $     5.24   $     5.20   $   4.58
                                                                 ==========   ==========   ==========   ==========   ========
Total return (2)                                                      (1.41)%      22.14%        0.77%       13.54%    (28.21)%
                                                                 ==========   ==========   ==========   ==========   ========
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of year                                          $1,850,243   $1,815,584   $1,448,385   $1,071,035   $698,670
Ratio of expenses with reimbursement to average net assets (3)         1.61%        1.70%        1.70%        1.70%      3.54%
Ratio of expenses without reimbursement to average net assets          3.36%        3.63%        3.32%        4.76%      4.65%
Ratio of net investment loss to average net assets                    (0.58)%      (0.33)%      (1.06)%      (0.86)%    (2.64)%
Portfolio turnover rate                                              321.34%      256.52%      162.19%      222.55%    180.20%

                                                                                        CLASS B SHARES
                                                                 ------------------------------------------------------------
                                                                                     YEAR ENDED AUGUST 31,
                                                                 ------------------------------------------------------------
                                                                    2006         2005       2004 (1)     2003 (1)    2002 (4)
                                                                 ----------   ----------   ----------   ----------   --------
Net asset value, beginning of year                               $     6.18   $     5.09    $   5.08     $   4.51    $   6.31
Income (loss) from investment operations
   Investment income (loss)--net                                      (0.08)       (0.06)      (0.09)       (0.07)      (0.15)
   Net realized and unrealized gain (loss) on investments             (0.05)        1.15        0.10         0.64       (1.65)
                                                                 ----------   ----------    --------     --------    --------
   Total from investment operations                                   (0.13)        1.09        0.01         0.57       (1.80)
                                                                 ----------   ----------    --------     --------    --------
Net asset value, end of year                                     $     6.05   $     6.18    $   5.09     $   5.08    $   4.51
                                                                 ==========   ==========    ========     ========    ========
Total return (2)                                                      (2.10)%      21.41%       0.20%       12.64%     (28.53)%
                                                                 ==========   ==========    ========     ========    ========
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of year                                          $1,133,489   $1,143,823    $956,245     $836,200    $653,702
Ratio of expenses with reimbursement to average net assets (3)         2.27%        2.35%       2.35%        2.35%       4.13%
Ratio of expenses without reimbursement to average net assets          4.13%        4.51%       4.20%        5.53%       5.30%
Ratio of net investment loss to average net assets                    (1.24)%      (0.98)%     (1.71)%      (1.51)%     (3.24)%
Portfolio turnover rate                                              321.34%      256.52%     162.19%      222.55%     180.20%

(1) Per share information has been calculated using the average number of shares outstanding.

(2)  Does not include the effect of sales charge.

(3) SM&R voluntarily agreed to waive or reduce expenses to 1.70% for Class A and 2.35% for Class B until April 30, 2006. Effective May 1, 2006 until April 30, 2007, the expenses will be waived or reduced to 1.45% for Class A and 2.10% for Class B.

(4) Per share information has been restated to reflect certain reclassifications.

See notes to financial statements.

SM&R GROWTH FUND
--------------------------------------------------------------------------------
MANAGER DISCUSSION

The SM&R Growth Fund seeks to achieve long-term capital appreciation in the equity market. The Fund is guided by a strategy of investing primarily in stocks of well established companies with records of consistent earnings and cash flow growth. For the twelve months ended August 31, 2006 the Fund's total return was 6.28%, before sales charges (but after other expenses), to Class T investors at net asset value compared with the Lipper Large Cap Core Index, which returned 8.60% over the same time period. Year-to-date through August 31, 2006, the Fund's return was 4.40%.

The Fund's performance during the year benefited from sector allocation choices, primarily an overweight in Energy and an underweight in Information Technology. Holdings which produced strong gains for the year include ExxonMobil, Disney, Merck, Oracle, Cisco, and Kerr McGee. Underperforming selections that weighed negatively on Fund performance include Given Imaging, Citi Trends, Maxim Integrated, and Lowes.

Despite relatively strong performance from the equity market in the last twelve months and a recent near all-time high of the Dow Jones Industrial Average, investors seem uncertain. Although P/E ratios are lower than a year ago and the Fed may be at the end of a rate hike cycle, major forces are at work on equity price volatility. The risk of a geopolitical event, the direction of oil prices, and uncertainty about the severity of the continuing decline in the housing market are foremost in the minds of investors.

Economic growth slowed dramatically in the second quarter of 2006, following 5.6% growth in the first quarter. Even after an upward revision, second quarter GDP came in at 2.9%. Weaker housing numbers, higher rates on adjustable mortgage resets, and higher energy and food prices place significant pressure on consumer spending, which accounts for more than two-thirds of GDP. While the consumer continues to spend, as witnessed by the most recent rise in retail sales reported, another spike in energy prices or a more severe than expected downturn in the housing market could restrain household spending, thus further slowing domestic growth.

Economic expansion, productivity gains, cost cutting efforts, and strong demand produced substantial corporate earnings improvement, with gains of near 20% in the first half of 2006. However, we believe corporate profit growth for the second half of the year and into 2007 will slow, limited by slowing GDP growth. Further, downward earnings guidance is on the rise, and sector specific volatility, particularly in Energy and Home Building sectors, may lead to a less bullish stock market in the near term.

For 2006, consensus forecasts for the S&P 500 are for 10% earnings growth over 2005 levels following a 14% earnings increase in 2005 over 2004 levels. Corporate earnings are expected to increase 6% in 2007 versus 2006. While we believe that most stocks are fairly valued at this point, there continues to be some attractive valuations and growth opportunity in the equity market. Over the coming months and into 2007, we will focus on value in core holdings that appear to have underperformed fundamental expectations year-to-date, or show above average growth opportunity over the next twelve months.

Sincerely,

Anne M. LeMire, CPA, CFA, Portfolio Manager
SM&R Growth Fund

ANNUAL COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN SM&R GROWTH FUND,
   CLASS T, AT OFFERING PRICE, AND LIPPER LARGE CAP CORE INDEX AND THE S&P 500

                                     [CHART]

            SM&R GROWTH FUND   S&P 500   LIPPER LARGE-CAP CORE INDEX
 9/1/1996      $ 9,424         $10,000             $10,000
8/31/1997      $12,335         $14,065             $13,523
8/31/1998      $11,502         $15,203             $14,426
8/31/1999      $15,983         $21,258             $19,456
8/31/2000      $20,168         $24,727             $23,535
8/31/2001      $12,979         $18,697             $17,388
8/31/2002      $ 9,833         $15,332             $14,497
8/31/2003      $10,846         $17,183             $15,921
8/31/2004      $12,003         $19,150             $17,193
8/31/2005      $13,084         $21,552             $19,164
8/31/2006      $13,906         $23,467             $20,812

SM&R Growth Fund performance figures reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. Returns for Class A and B will vary due to differences in expenses and sales charge structure. Average annual returns are based on the maximum sales charge and reinvestment of all dividends and capital gains. The average annual returns for Class A shares reflect the current maximum sales charge of 5.00%. Class B shares reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year declining to 1% in the fifth year, and is eliminated thereafter.

                             AVERAGE ANNUAL RETURNS

Includes maximum sales charge through 8/31/06. Inception date of these classes is 01/01/99.

                                                  ONE   FIVE    TEN      SINCE
                                                 YEAR   YEAR    YEAR   INCEPTION
                                                 -------------------------------
Class A                                          0.58%  0.11%     --     -2.05%
Class B                                          0.44%  0.47%     --     -1.87%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT THE INVESTORS SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL SM&R AT (877) 239-2049.

                             AVERAGE ANNUAL RETURNS

Includes maximum sales charge of 5.75% through 8/31/06 for Class T shares.

10 YEAR                                                                    3.35%
5 YEAR                                                                     0.19%
1 YEAR                                                                     0.27%

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

                     SECTOR WEIGHTINGS BY TOTAL INVESTMENTS

                                   [PIE CHART]

Consumer Discretionary       12.89%
Consumer Staples              6.71%
Energy                       14.97%
Financials                   23.10%
Health Care                  11.44%
Industrials                  10.72%
Information Technology        9.83%
Materials                     5.13%
Miscellaneous                 0.03%
Telecommunication Services    1.76%
Utilities                     3.42%

SCHEDULE OF INVESTMENTS  August 31, 2006
--------------------------------------------------------------------------------
SM&R GROWTH FUND

COMMON STOCKS                                               SHARES       VALUE

CONSUMER DISCRETIONARY--
HOUSEHOLD DURABLES--2.80%
Newell Rubbermaid Inc.                                      38,200   $ 1,031,018
Stanley Works (The)                                         39,200     1,851,416
                                                                     -----------
                                                                       2,882,434
MEDIA--2.53%
News Corp. (Class A)                                        32,100       610,863
Walt Disney Co. (The)                                       67,000     1,986,550
                                                                     -----------
                                                                       2,597,413
MULTI-LINE RETAIL--3.74%
Citi Trends Inc. *                                          36,900     1,159,767
J.C. Penney Co., Inc.                                       23,200     1,462,528
Target Corp.                                                25,200     1,219,428
                                                                     -----------
                                                                       3,841,723
SPECIALTY RETAIL--3.81%
Bed Bath & Beyond Inc. *                                    13,900       468,847
Best Buy Co., Inc.                                          31,200     1,466,400
Home Depot, Inc. (The)                                      13,000       445,770
Limited Brands, Inc.                                        39,300     1,011,189
Lowe's Companies, Inc.                                      19,400       524,964
                                                                     -----------
                                                                       3,917,170
                                                                     -----------
   TOTAL CONSUMER DISCRETIONARY--12.88%                               13,238,740
                                                                     -----------
CONSUMER STAPLES--
BEVERAGES--4.03%
Coca-Cola Co. (The)                                         34,300     1,536,983
PepsiCo, Inc.                                               40,000     2,611,200
                                                                     -----------
                                                                       4,148,183
FOOD & DRUG RETAILING--0.26%
SUPERVALU INC                                                9,350       267,036
HOUSEHOLD PRODUCTS--2.41%
Procter & Gamble Co. (The)                                  40,000     2,476,000
                                                                     -----------
   TOTAL CONSUMER STAPLES--6.70%                                       6,891,219
                                                                     -----------
ENERGY--
ENERGY EQUIPMENT & SERVICES--4.52%
Baker Hughes Inc.                                           15,800     1,124,644
Schlumberger Ltd.                                           26,400     1,618,320
Transocean Inc. *                                           14,100       941,175
Weatherford International Ltd. *                            22,400       963,200
                                                                     -----------
                                                                       4,647,339
OIL & GAS--10.44%
Anadarko Petroleum Corp.                                    10,600       497,246
BP PLC ADR                                                  15,200     1,034,360
Chevron Corp.                                               35,922     2,313,377
Exxon Mobil Corp.                                           72,800     4,926,376
Noble Corp.                                                 14,200       928,538
Royal Dutch Shell PLC, ADR                                  14,900     1,027,206
                                                                     -----------
                                                                      10,727,103
                                                                     -----------
   TOTAL ENERGY--14.96%                                               15,374,442
                                                                     -----------
FINANCIALS--
COMMERCIAL BANKS--10.88%
Golden West Financial Corp.                                 30,600   $ 2,309,994
PNC Financial Services Group, Inc.                          60,000     4,247,400
U.S. Bancorp                                                54,085     1,734,506
Wachovia Corp.                                              42,600     2,327,238
Washington Mutual, Inc.                                     13,400       561,326
                                                                     -----------
                                                                      11,180,464
DIVERSIFIED FINANCIALS--2.59%
Goldman Sachs Group, Inc. (The)                              5,000       743,250
JPMorgan Chase & Co.                                        13,800       630,108
Morgan Stanley                                              19,700     1,296,063
                                                                     -----------
                                                                       2,669,421
INSURANCE--8.30%
Allstate Corp. (The)                                        12,300       712,662
American International Group, Inc.                          29,260     1,867,373
Brown & Brown, Inc.                                         24,400       730,536
Hartford Financial Services Group, Inc. (The)               26,400     2,266,704
Prudential Financial, Inc.                                  40,200     2,951,082
                                                                     -----------
                                                                       8,528,357
MISCELLANEOUS--1.16%
SPDR Trust Series 1                                          9,100     1,189,643
                                                                     -----------
   TOTAL FINANCIALS--22.93%                                           23,567,885
                                                                     -----------
HEALTH CARE--
BIOTECHNOLOGY--4.45%
Amgen Inc. *                                                 7,600       516,268
Celgene Corp. *                                             28,400     1,155,596
Genzyme Corp. *                                             12,000       794,760
Gilead Sciences, Inc. *                                     22,000     1,394,800
Given Imaging Ltd. *                                        36,900       711,063
                                                                     -----------
                                                                       4,572,487
HEALTH CARE EQUIPMENT & SUPPLIES--2.29%
Advanced Medical Optics, Inc. *                              5,500       264,825
Hologic, Inc.*                                              21,700       937,006
Medtronic, Inc.                                             24,650     1,156,085
                                                                     -----------
                                                                       2,357,916
HEALTH CARE PROVIDERS & SERVICES--0.29%
DaVita, Inc. *                                               5,025       293,259
PHARMACEUTICALS--4.40%
Abbott Laboratories                                         13,900       676,930
Eli Lilly & Co.                                             41,200     2,304,316
Merck & Co., Inc.                                           38,000     1,540,900
                                                                     -----------
                                                                       4,522,146
                                                                     -----------
   TOTAL HEALTH CARE--11.43%                                          11,745,808
                                                                     -----------
INDUSTRIALS--
AEROSPACE & DEFENSE--6.06%
Boeing Co. (The)                                            16,400     1,228,360
Goodrich Corp.                                              34,300     1,335,985
Honeywell International Inc.                                14,500       561,440
Rockwell Collins, Inc.                                      32,100     1,683,003
United Technologies Corp.                                   22,600     1,417,246
                                                                     -----------
                                                                       6,226,034

COMMON STOCKS                                              SHARES       VALUE

AIR FREIGHT & COURIERS--0.46%
FedEx Corp.                                                 4,700   $    474,841
BUILDING PRODUCTS--0.95%
American Standard Companies Inc.                           23,400        977,418
CONSTRUCTION & ENGINEERING--1.19%
Cemex SAB de C.V. ADR                                      42,400      1,224,936
INDUSTRIAL CONGLOMERATES--0.47%
Tyco International Ltd.                                    18,600        486,390
MACHINERY--1.58%
Danaher Corp.                                              24,400      1,617,476
                                                                    ------------
   TOTAL INDUSTRIALS--10.71%                                          11,007,095
                                                                    ------------
INFORMATION TECHNOLOGY--
COMMUNICATIONS EQUIPMENT--3.20%
Cisco Systems, Inc. *                                      84,500      1,858,155
Motorola, Inc.                                             30,900        722,442
Nokia Oyj ADR                                              34,100        712,008
                                                                    ------------
                                                                       3,292,605
COMPUTERS & PERIPHERALS--1.70%
EMC Corp. *                                                30,800        358,820
Hewlett-Packard Co.                                        38,000      1,389,280
                                                                    ------------
                                                                       1,748,100
ELECTRONIC EQUIPMENT & INSTRUMENTS--1.34%
Agilent Technologies, Inc. *                                9,300        299,088
IntraLase Corp. *                                          57,200      1,075,932
                                                                    ------------
                                                                       1,375,020
SEMICONDUCTOR EQUIPMENT & PRODUCTS--1.85%
Analog Devices, Inc.                                       15,600        477,984
KLA-Tencor Corp.                                           11,600        509,356
Linear Technology Corp.                                    15,200        516,952
Maxim Integrated Products, Inc.                            13,600        395,760
                                                                    ------------
                                                                       1,900,052
SOFTWARE--1.73%
Intuit Inc. *                                              24,800        749,456
Oracle Corp. *                                             65,700      1,028,205
                                                                       1,777,661
                                                                    ------------
   TOTAL INFORMATION TECHNOLOGY--9.82%                                10,093,438
                                                                    ------------
MATERIALS--
CHEMICALS--1.15%
PPG Industries, Inc.                                       18,000      1,140,480
Tronox Inc. (Class B)                                       2,807         36,211
                                                                    ------------
                                                                       1,176,691
CONTAINERS & PACKAGING--1.26%
Sealed Air Corp. *                                         25,000      1,296,750
                                                                    ------------
   TOTAL MATERIALS--2.41%                                              2,473,441
                                                                    ------------
TELECOMMUNICATION SERVICES--
DIVERSIFIED TELECOMMUNICATION SERVICES--1.76%
Embarq Corp.                                                1,700         80,155
Sprint Nextel Corp.                                        34,007        575,398
Verizon Communications Inc.                                32,800   $  1,153,904
                                                                    ------------
                                                                       1,809,457
                                                                    ------------
   TOTAL TELECOMMUNICATION SERVICES--1.76%                             1,809,457
                                                                    ------------
UTILITIES--
ELECTRIC UTILITIES--1.63%
Ameren Corp.                                               11,100        594,405
Exelon Corp.                                                9,100        554,918
Wisconsin Energy Corp.                                     12,100        520,300
                                                                    ------------
                                                                       1,669,623
GAS UTILITIES--1.79%
El Paso Corp.                                              60,800        882,816
Kinder Morgan, Inc.                                         4,800        500,928
Sempra Energy                                               9,200        457,424
                                                                    ------------
                                                                       1,841,168
                                                                    ------------
   TOTAL UTILITIES--3.42%                                              3,510,791
                                                                    ------------
   TOTAL COMMON STOCK--97.02%
      (Cost $83,721,963)                                              99,712,316
                                                                    ------------
MONEY MARKET FUND
SM&R Money Market Fund, 4.74% (a)                          32,597         32,597
                                                                    ------------
   TOTAL MONEY MARKET FUND--0.03%
      (Cost $32,597)                                                      32,597
                                                                    ------------
COMMERCIAL PAPER

                                                          FACE
                                                         AMOUNT
FINANCIALS--
DIVERSIFIED FINANCIALS--0.15%
Textron Financial Corp., 5.28%, 09/05/06               $  150,000        149,912
                                                                    ------------
   TOTAL FINANCIALS--0.15%                                               149,912
                                                                    ------------
MATERIALS--
METALS & MINING--2.72%
Alcoa Inc. 5.25%, 09/01/06                              2,800,000      2,800,000
                                                                    ------------
   TOTAL MATERIALS--2.72%                                              2,800,000
                                                                    ------------
   TOTAL COMMERCIAL PAPER--2.87%
   (Cost $2,949,912)                                                   2,949,912
                                                                    ------------
   TOTAL INVESTMENTS--99.92%
   (Cost $86,704,472)                                                102,694,825
   CASH AND OTHER ASSETS, LESS LIABILITIES--0.08%                         79,846
                                                                    ------------
   NET ASSETS--100.00%                                              $102,774,671
                                                                    ============

*--Non-income producing securities

ABBREVIATIONS

ADR--American Depositary Receipt

NOTE TO SCHEDULE OF INVESTMENTS

(a) The rate quoted is the annualized seven-day yield of the fund at August 31, 2006. A complete listing of the fund's holdings are included in these financial statements. This fund and SM&R Growth Fund are affiliated by having the same investment adviser.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES August 31, 2006
--------------------------------------------------------------------------------
SM&R GROWTH FUND

ASSETS
Investments in unaffiliated securities, at value
   (Cost $86,671,875)                                              $102,662,228
Investment in affiliated money market fund (Cost $32,597)                32,597
                                                                   ------------
   Total investments (Cost $86,704,472)                             102,694,825
Prepaid expenses                                                         46,326
Receivable for:
   Capital stock sold                                                    15,907
   Dividends                                                            210,921
   Expense reimbursement                                                  1,886
Other assets                                                             93,341
                                                                   ------------
      TOTAL ASSETS                                                  103,063,206
                                                                   ------------
LIABILITIES
Capital stock reacquired                                                 40,578
Payable to investment adviser for fund expenses                          68,198
Accrued:
   Investment advisory fees                                              65,038
   Service fees                                                          21,661
   Distribution fees                                                      9,562
Other liabilities                                                        83,498
                                                                   -------------
      TOTAL LIABILITIES                                                 288,535
                                                                   ------------
      NET ASSETS (applicable to shares outstanding)                $102,774,671
                                                                   ============

NET ASSETS ARE COMPRISED OF THE FOLLOWING:
Capital (par value and additional paid-in)                           88,554,458
Undistributed net investment income                                     138,008
Accumulated net realized gain (loss) on investments                  (1,908,148)
Net unrealized appreciation (depreciation) of investments            15,990,353
                                                                   ------------
Net Assets                                                         $102,774,671
                                                                   ============
NET ASSETS:
Class A                                                               5,619,890
--------------------------------------------------------------------------------
Class B                                                               3,218,341
--------------------------------------------------------------------------------
Class T                                                              93,936,440
--------------------------------------------------------------------------------
   TOTAL NET ASSETS:                                               $102,774,671
                                                                   ============
CAPITAL STOCK, $0.01 PAR VALUE PER SHARE:
Class A:
   Authorized                                                        50,000,000
   Outstanding                                                        1,303,741
--------------------------------------------------------------------------------
Class B:
   Authorized                                                        25,000,000
   Outstanding                                                          762,496
--------------------------------------------------------------------------------
Class T:
   Authorized                                                        95,000,000
   Outstanding                                                       21,326,068
--------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share                  $       4.31
   Offering price per share:
    (Net assets value of $4.31 / 95%)                              $       4.54
--------------------------------------------------------------------------------
Class B:
   Net asset value and offering price per share                    $       4.22
--------------------------------------------------------------------------------
Class T:
   Net asset value and redemption price per share                  $       4.40
   Offering price per share:
      (Net assets value of $4.40 / 94.25%)                         $       4.67
--------------------------------------------------------------------------------

See notes to financial statements.

STATEMENT OF OPERATIONS Year Ended August 31, 2006
--------------------------------------------------------------------------------
SM&R GROWTH FUND

INVESTMENT INCOME
Dividends (Net of foreign tax withheld of $7,529)                   $ 1,860,742
Interest                                                                154,936
Interest from affiliated money market fund                                  490
                                                                    -----------
      TOTAL INVESTMENT INCOME                                         2,016,168
                                                                    -----------
EXPENSES
Investment advisory fees                                                795,806
Service fees                                                            264,658
Professional fees                                                        20,136
Custody and transaction fees                                             24,066
Directors' fees                                                           5,507
Insurance expenses                                                       42,012
Compliance expenses                                                      18,341
Qualification fees
   Class A                                                                7,690
   Class B                                                                7,190
   Class T                                                               23,935
Shareholder reporting expenses
   Class A                                                               11,427
   Class B                                                                6,227
   Class T                                                               65,841
Distribution fees
   Class A                                                               14,832
   Class B                                                               25,102
                                                                    -----------
      TOTAL EXPENSES                                                  1,332,770
      LESS EXPENSES REIMBURSED                                          (30,804)
                                                                    -----------
      NET EXPENSES                                                    1,301,966
                                                                    -----------
INVESTMENT INCOME (LOSS)--NET                                           714,202
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments                           15,781,723
   Change in unrealized appreciation (depreciation) of
      investments                                                    (9,880,088)
                                                                    -----------
NET GAIN (LOSS) ON INVESTMENTS                                        5,901,635
                                                                    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS     $ 6,615,837
                                                                    ===========

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
SM&R GROWTH FUND

                                                                        YEAR ENDED AUGUST 31,
                                                                     ---------------------------
                                                                         2006           2005
                                                                     ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Investment income (loss)--net                                     $    714,202   $  1,342,227
   Net realized gain (loss) on investments                             15,781,723     11,214,235
   Change in unrealized appreciation (depreciation) of investments     (9,880,088)    (2,651,055)
                                                                     ------------   ------------
   Net increase (decrease) in net assets resulting from operations      6,615,837      9,905,407
                                                                     ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Investment income--net
      Class A                                                             (34,714)       (65,264)
      Class B                                                              (7,032)       (24,873)
      Class T                                                            (705,872)    (1,228,147)
                                                                     ------------   ------------
   Total distributions to shareholders                                   (747,618)    (1,318,284)
                                                                     ------------   ------------
CAPITAL SHARE TRANSACTIONS--NET
   Class A                                                               (858,993)      (318,767)
   Class B                                                               (412,861)      (161,881)
   Class T                                                            (13,074,575)   (10,991,288)
                                                                     ------------   ------------
   Total capital share transactions--net                              (14,346,429)   (11,471,936)
                                                                     ------------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                (8,478,210)    (2,884,813)
NET ASSETS
   Beginning of year                                                  111,252,881    114,137,694
                                                                     ------------   ------------
   End of year                                                       $102,774,671   $111,252,881
                                                                     ============   ============
Undistributed Net Investment Income                                  $    138,008   $    171,424
                                                                     ============   ============

See notes to financial statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the years indicated.

SM&R GROWTH FUND

                                                                                CLASS A SHARES
                                                                 -------------------------------------------
                                                                            YEAR ENDED AUGUST 31,
                                                                 -------------------------------------------
                                                                  2006     2005     2004     2003      2002
                                                                 ------   ------   ------   ------   -------
Net asset value, beginning of year                               $ 4.09   $ 3.79   $ 3.45   $ 3.15   $  4.18
Income (loss) from investment operations
   Investment income (loss)--net                                   0.01     0.04     0.02     0.01     (0.01)
   Net realized and unrealized gain (loss) on investments          0.23     0.30     0.34     0.30     (1.02)
                                                                 ------   ------   ------   ------   -------
      Total from investment operations                             0.24     0.34     0.36     0.31     (1.03)
Less distributions
   Investment income--net                                         (0.02)   (0.04)   (0.02)   (0.01)       --
   Capital gains                                                     --       --       --       --        --
                                                                 ------   ------   ------   ------   -------
      Total distributions                                         (0.02)   (0.04)   (0.02)   (0.01)       --
                                                                 ------   ------   ------   ------   -------
Net asset value, end of year                                     $ 4.31   $ 4.09   $ 3.79   $ 3.45   $  3.15
                                                                 ======   ======   ======   ======   =======
Total return (1)                                                   6.00%    9.05%   10.41%   10.00%   (24.61)%
                                                                 ======   ======   ======   ======   =======
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)                          $5,620   $6,154   $6,017   $5,039   $ 5,287
Ratio of expenses with reimbursement to average net assets (2)     1.36%    1.36%    1.36%    1.36%     1.47%
Ratio of expenses without reimbursement to average net assets      1.66%    1.69%    1.54%    1.60%     1.55%
Ratio of net investment income (loss) to average net assets        0.52%    1.03%    0.44%    0.42%    (0.03)%
Portfolio turnover rate                                           56.05%   24.18%    4.93%   22.97%    41.74%

                                                                                 CLASS B SHARES
                                                                 ----------------------------------------------
                                                                              YEAR ENDED AUGUST 31,
                                                                 ----------------------------------------------
                                                                  2006     2005     2004     2003         2002
                                                                 ------   ------   ------   ------      -------
Net asset value, beginning of year                               $ 4.00   $ 3.72   $ 3.39   $ 3.11      $  4.13
Income (loss) from investment operations
   Investment income (loss)--net                                     --     0.02     0.01    (0.01)       (0.02)
   Net realized and unrealized gain (loss) on investments          0.23     0.29     0.33     0.29        (1.00)
                                                                 ------   ------   ------   ------      -------
      Total from investment operations                             0.23     0.31     0.34     0.28        (1.02)
Less distributions
   Investment income--net                                         (0.01)   (0.03)   (0.01)   (0.00)***       --
   Capital gains                                                     --       --       --       --           --
                                                                 ------   ------   ------   ------      -------
      Total distributions                                         (0.01)   (0.03)   (0.01)    0.00         0.00
                                                                 ------   ------   ------   ------      -------
Net asset value, end of year                                     $ 4.22   $ 4.00   $ 3.72   $ 3.39      $  3.11
                                                                 ======   ======   ======   ======      =======
Total return (1)                                                   5.71%    8.27%    9.93%    9.12%      (24.70)%
                                                                 ======   ======   ======   ======      =======
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)                          $3,218   $3,456   $3,365   $2,700      $ 2,587
Ratio of expenses with reimbursement to average net assets (2)     1.86%    1.86%    1.86%    1.86%        1.97%
Ratio of expenses without reimbursement to average net assets      2.24%    2.20%    2.09%    2.24%        2.19%
Ratio of net investment income (loss) to average net assets        0.02%    0.52%   (0.06)%  (0.08)%      (0.53)%
Portfolio turnover rate                                           56.05%   24.18%    4.93%   22.97%       41.74%

(1)  Does not include the effect of sales charge

(2) SM&R has voluntarily agreed to waive or reduce expenses to 1.36% for Class A and 1.86% for Class B until December 31, 2006.

***  Amount less than $0.01

See notes to financial statements.

                                                                              CLASS T SHARES
                                                            --------------------------------------------------
                                                                           YEAR ENDED AUGUST 31,
                                                            --------------------------------------------------
                                                              2006      2005       2004       2003       2002
                                                            -------   --------   --------   --------   -------
Net asset value, beginning of year                          $  4.17   $   3.87   $   3.52   $   3.21   $  4.25
Income (loss) from investment operations
   Investment income (loss)--net                               0.03       0.05       0.03       0.03      0.01
   Net realized and unrealized gain (loss) on investments      0.23       0.30       0.35       0.30     (1.04)
                                                            -------   --------   --------   --------   -------
      Total from investment operations                         0.26       0.35       0.38       0.33     (1.03)
Less distributions
   Investment income--net                                     (0.03)     (0.05)     (0.03)     (0.02)    (0.01)
   Capital gains                                                 --         --         --         --        --
                                                            -------   --------   --------   --------   -------
      Total distributions                                     (0.03)     (0.05)     (0.03)     (0.02)    (0.01)
                                                            -------   --------   --------   --------   -------
Net asset value, end of year                                $  4.40   $   4.17   $   3.87   $   3.52   $  3.21
                                                            =======   ========   ========   ========   =======
Total return (1)                                               6.28%      9.01%     10.67%     10.30%   (24.24)%
                                                            =======   ========   ========   ========   =======
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)                     $93,937   $101,643   $104,756   $100,383   $98,912
Ratio of expenses to average net assets                        1.18%      1.19%      1.12%      1.15%     1.10%
Ratio of net investment income to average net assets           0.70%      1.20%      0.68%      0.63%     0.34%
Portfolio turnover rate                                       56.05%     24.18%      4.93%     22.97%    41.74%

(1)  Does not include the effect of sales charge

See notes to financial statements.

SM&R EQUITY INCOME FUND
--------------------------------------------------------------------------------
MANAGER DISCUSSION

The SM&R Equity Income Fund's primary investment objective remains providing current income for shareholders with a secondary objective of long-term capital appreciation. The Fund's strategy is to invest principally in the stocks of well-established companies with records of consistent and increasing dividend payments. For the fiscal year ended August 31, 2006, the Fund's total return was 10.04%, before sales charges (but after other expenses), to Class T investors at net asset value. Over that same time period the Fund's benchmark, the Lipper Equity Income Fund Index, offered a total return of 10.63%. The broad equity market, as measured by the S&P 500, returned 8.88% for the twelve months while the Dow Jones Industrial Average returned 11.16%. The Fund continues to meet its goal of maintaining a dividend yield greater than that of the market, as represented by the Standard & Poor's 500 Index. The current dividend yield on the fund is 3.7% (before expenses) versus about 1.8% for the S&P 500. As of August 31, the Fund was almost fully invested, holding a cash position of approximately 1.3%.

The Fund's performance during the year benefited significantly from holdings in several sectors. Of particular note for out-performance were the Energy, Consumer Discretionary, Consumer Staples, and Health Care sectors. Stock selectivity in the Energy, Consumer Discretionary, Health Care and Financial Services sectors contributed positively to performance. Alternately, selection in the Materials and Industrials sectors hindered performance. Holdings which produced strong gains for the year include Reynolds American, Merck, Schlumberger, and AT&T. Laggards include Deluxe Corp., Standard Register and ServiceMaster Corp. The Financial Services sector continues to have the largest percentage weighting in the fund due to the above average dividend yields paid by companies in the sector. These companies are also regularly increasing their dividends so it is likely that we will continue to overweight the sector. We expect to adhere to our conservative stock selection discipline of purchasing attractively valued equities for long-term appreciation potential while maintaining an above-market dividend yield.

Energy prices continued to climb over the past year as demand from both developed and developing nations strained producers' ability to satisfy the need for oil and natural gas. Oil reached a high of $79 per barrel in mid-July but has since declined almost 20% to approaching $60 per barrel. Gasoline has concurrently dropped from over $3.00 per gallon to below $2.50 a gallon. This could add an estimated $60 billion annually to consumer spending. However, we do not expect the recent price declines to continue, as it is likely that strong demand from Asian economies, continuing geopolitical risks and the upcoming winter heating season will result in prices stabilizing, if not rising, over the coming months.

Housing starts in the U.S. fell 6% in August and 19.8% over the past year, a greater decline than many analysts' forecasts. Starts declined to an annual rate of 1.665 million, a three-year low. According to the Commerce Department, new home sales dropped in July while inventories of unsold new homes rose to a record. Builders have reduced construction and are offering significant incentives to attract buyers, which may indicate that the housing market is weaker than economic data suggest. Importantly, the housing contraction has occurred while the overall economy has grown over the past year. Retail sales, employment, and commercial construction all rose in August. This suggests that the decline in housing will weaken, but not break, domestic economic growth. However, should energy prices spike again, consumers could feel enough pressure to restrain their spending enough to drag the rest of the economy down toward zero growth.

For 2006, consensus forecasts for the S&P 500 are for 10% earnings growth over 2005 levels following a 14% earnings increase in 2005 over 2004 levels. Corporate earnings are expected to increase 6% in 2007 versus 2006. Currently, the trailing twelve-month P/E ratio for the S&P 500 is 16x and the year-end 2006 P/E is 16x. This compares to an historical long-term average P/E of 15.5x. Given our expectations for slowing growth in corporate operating margins and profits, we believe that equities are fairly valued at these levels. With the anticipation of a slowing economy along with the probability of lower corporate earnings growth, it does not seem likely that price/earnings multiples will be able to expand meaningfully from these levels. This environment should favor stocks with above-average total returns including dividends.

We believe the Fund is well-positioned to provide an attractive return over the long-term for conservative equity investors. Its well-diversified portfolio of companies expected to generate consistent earnings growth while continuing to provide an above-average dividend yield should make the Fund an attractive core holding for many investors.

Sincerely,

John S. Maidlow, CFA, Portfolio Manager
SM&R Equity Income Fund

ANNUAL COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN SM&R EQUITY INCOME
  FUND, CLASS T, AT OFFERING PRICE, AND LIPPER EQUITY INCOME FUND INDEX AND THE
                                     S&P 500

                                     [CHART]

            SM&R EQUITY INCOME FUND   S&P 500   LIPPER EQUITY INCOME FUND INDEX
 9/1/1996           $ 9,426           $10,000                $10,000
8/31/1997           $11,866           $14,065                $13,148
8/31/1998           $12,131           $15,203                $13,308
8/31/1999           $14,707           $21,258                $16,444
8/31/2000           $15,394           $24,727                $17,185
8/31/2001           $13,867           $18,697                $16,791
8/31/2002           $11,783           $15,332                $14,529
8/31/2003           $12,588           $17,183                $15,789
8/31/2004           $14,116           $19,150                $18,103
8/31/2005           $15,437           $21,552                $20,683
8/31/2006           $16,986           $23,467                $22,881

SM&R Equity Income Fund performance figures reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. Returns for Class A and B will vary due to differences in expenses and sales charge structure. Average annual returns are based on the maximum sales charge and reinvestment of all dividends and capital gains. The average annual returns for Class A shares reflect the current maximum sales charge of 5.00%. Class B shares reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year declining to 1% in the fifth year, and is eliminated thereafter.

                             AVERAGE ANNUAL RETURNS

Includes maximum sales charge through 8/31/06. Inception date of these classes is 01/01/99.

                                                   ONE   FIVE    TEN     SINCE
                                                  YEAR   YEAR   YEAR   INCEPTION
                                                  ------------------------------
Class A                                           4.40%  2.86%    --      1.27%
Class B                                           3.95%  3.17%    --      1.19%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT THE INVESTORS SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL SM&R AT (877) 239-2049.

                             AVERAGE ANNUAL RETURNS

Includes maximum sales charge of 5.75% through 8/31/06 for Class T shares.

10 YEAR                                                                    5.44%
 5 YEAR                                                                    2.91%
 1 YEAR                                                                    3.72%

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

                     SECTOR WEIGHTINGS BY TOTAL INVESTMENTS

                                   [PIE CHART]

Consumer Discretionary        3.68%
Consumer Staples             11.59%
Energy                       14.82%
Financials                   31.36%
Health Care                   9.87%
Industrials                   8.03%
Information Technology        0.59%
Materials                     3.57%
Telecommunication Services    6.34%
Utilities                    10.15%

SCHEDULE OF INVESTMENTS August 31, 2006
--------------------------------------------------------------------------------
SM&R EQUITY INCOME FUND

COMMON STOCKS                                               SHARES      VALUE

CONSUMER DISCRETIONARY--
HOTELS RESTAURANTS & LEISURE--0.51%
McDonald's Corp.                                            15,100   $   542,090
HOUSEHOLD DURABLES--1.71%
Newell Rubbermaid Inc.                                      17,800       480,422
Stanley Works (The)                                         17,900       845,417
Tupperware Brands Corp.                                     27,600       497,076
                                                                     -----------
                                                                       1,822,915
SPECIALTY RETAIL--1.46%
Limited Brands, Inc.                                        46,900     1,206,737
TJX Companies, Inc. (The)                                   13,300       355,775
                                                                     -----------
                                                                       1,562,512
                                                                     -----------
   TOTAL CONSUMER DISCRETIONARY--3.68%                                 3,927,517
                                                                     -----------
CONSUMER STAPLES--
BEVERAGES--2.74%
Coca-Cola Co. (The)                                         25,700     1,151,617
PepsiCo, Inc.                                               27,200     1,775,616
                                                                     -----------
                                                                       2,927,233
FOOD PRODUCTS--3.00%
ConAgra Foods, Inc.                                         53,100     1,263,780
H.J. Heinz Co.                                              19,000       794,960
McCormick & Co., Inc. (b)                                   19,500       710,190
Sensient Technologies Corp.                                 21,500       432,580
                                                                     -----------
                                                                       3,201,510
FOOD & DRUG RETAILING--1.97%
SUPERVALU INC                                               18,500       528,360
Wal-Mart Stores, Inc.                                       35,200     1,574,144
                                                                     -----------
                                                                       2,102,504
HOUSEHOLD PRODUCTS--1.94%
Kimberly-Clark Corp.                                        13,600       863,600
Procter & Gamble Co. (The)                                  19,500     1,207,050
                                                                     -----------
                                                                       2,070,650
TOBACCO--1.74%
Altria Group, Inc.                                          12,000     1,002,360
Reynolds American Inc.                                      13,098       852,287
                                                                     -----------
                                                                       1,854,647
                                                                     -----------
   TOTAL CONSUMER STAPLES--11.39%                                     12,156,544
                                                                     -----------
ENERGY--
ENERGY EQUIPMENT & SERVICES--3.68%
Boardwalk Pipeline Partners, LP                             51,200     1,481,216
Schlumberger Ltd.                                           22,800     1,397,640
Weatherford International Ltd. *                            24,400     1,049,200
                                                                     -----------
                                                                       3,928,056
OIL & GAS--11.12%
Anadarko Petroleum Corp.                                    27,200     1,275,952
BP PLC ADR                                                  17,510     1,191,556
Chevron Corp.                                               38,000     2,447,200
Enterprise Products Partner L.P.                            10,700       286,439
Exxon Mobil Corp.                                           56,000     3,789,520
Natural Resource Partners L.P.                              19,700     1,146,540
Plains All American Pipeline, L.P.                          11,700       538,200
Royal Dutch Shell PLC ADR                                   17,300   $ 1,192,662
                                                                     -----------
                                                                      11,868,069
                                                                     -----------
   TOTAL ENERGY--14.80%                                               15,796,125
FINANCIALS--
COMMERCIAL BANKS--14.17%
AmSouth Bancorporation                                      22,300       638,895
Bank of America Corp.                                       48,700     2,506,589
Comerica Inc.                                               19,200     1,099,200
Fifth Third Bancorp                                         27,700     1,089,718
First Horizon National Corp.                                27,900     1,065,222
IndyMac Bancorp, Inc.                                       26,000     1,016,600
KeyCorp                                                     17,100       629,109
National City Corp.                                         31,100     1,075,438
PNC Financial Services Group, Inc.                          25,000     1,769,750
TrustCo Bank Corp NY                                        87,300       960,300
U.S. Bancorp                                                33,700     1,080,759
Washington Mutual, Inc.                                     13,700       573,893
Wells Fargo & Co.                                           46,400     1,612,400
                                                                     -----------
                                                                      15,117,873
DIVERSIFIED FINANCIALS--9.12%
Allied Capital Corp.                                        20,500       627,095
Citigroup Inc.                                              68,400     3,375,540
Colonial Properties Trust                                   22,500     1,115,550
JPMorgan Chase & Co.                                        31,700     1,447,422
New York Community Bancorp, Inc.                            64,000     1,050,240
Principal Financial Group, Inc.                             16,700       889,108
Weingarten Realty Investors                                 29,000     1,230,180
                                                                     -----------
                                                                       9,735,135
INSURANCE--2.30%
Allstate Corp. (The)                                        12,600       730,044
Prudential Financial, Inc.                                  10,400       763,464
St. Paul Travelers Companies, Inc. (The)                    21,956       963,868
                                                                     -----------
                                                                       2,457,376
REAL ESTATE--4.82%
Health Care Property Investors, Inc.                        45,200     1,360,068
Mack-Cali Realty Corp.                                      24,200     1,286,230
National Retail Properties Inc.                             47,400     1,054,176
Plum Creek Timber Co., Inc.                                 41,500     1,445,445
                                                                     -----------
                                                                       5,145,919
                                                                     -----------
   TOTAL FINANCIALS--30.41%                                           32,456,303
                                                                     -----------
HEALTH CARE--
BIOTECHNOLOGY--0.56%
Genzyme Corp. *                                              4,650       307,970
Gilead Sciences, Inc. *                                      4,650       294,810
                                                                     -----------
                                                                         602,780
HEALTH CARE EQUIPMENT & SUPPLIES--0.25%
Advanced Medical Optics, Inc. *                              5,475       263,621
HEALTH CARE PROVIDERS & SERVICES--1.31%
DaVita, Inc. *                                               4,975       290,341
LTC Properties, Inc.                                        46,500     1,107,630
                                                                     -----------
                                                                       1,397,971

COMMON STOCKS                                             SHARES        VALUE

PHARMACEUTICALS--7.73%
Abbott Laboratories                                        12,500   $    608,750
Eli Lilly & Co.                                            14,000        783,020
Johnson & Johnson                                          39,200      2,534,672
Merck & Co. Inc.                                           25,300      1,025,915
Pfizer Inc.                                                85,580      2,358,585
Wyeth                                                      19,300        939,910
                                                                    ------------
                                                                       8,250,852
                                                                    ------------
   TOTAL HEALTH CARE--9.85%                                           10,515,224
                                                                    ------------
INDUSTRIALS--
AEROSPACE & DEFENSE--1.69%
United Technologies Corp.                                  28,800      1,806,048
COMMERCIAL SERVICES & SUPPLIES--2.70%
Deluxe Corp.                                               40,400        723,968
ServiceMaster Co. (The)                                    51,500        591,735
Sovran Self Storage, Inc.                                  21,000      1,135,680
Standard Register Co. (The)                                33,300        427,239
                                                                    ------------
                                                                       2,878,622
INDUSTRIAL CONGLOMERATES--3.63%
3M Co.                                                     10,200        731,340
General Electric Co.                                       77,550      2,641,353
Tyco International Ltd.                                    19,100        499,465
                                                                    ------------
                                                                       3,872,158
                                                                    ------------
   TOTAL INDUSTRIALS--  8.02%                                          8,556,828
                                                                    ------------
INFORMATION TECHNOLOGY--
INTERNET SOFTWARE & SERVICES--0.59%
StarTek, Inc.                                              55,600        632,172
                                                                    ------------
   TOTAL INFORMATION TECHNOLOGY--0.59%                                   632,172
                                                                    ------------
MATERIALS--
CHEMICALS--1.56%
Dow Chemical Co. (The)                                     20,100        766,413
E.I. du Pont de Nemours and Co.                            11,100        443,667
PPG Industries, Inc.                                        7,200        456,192
                                                                    ------------
                                                                       1,666,272
METALS & MINING--0.50%
Alcoa Inc.                                                 18,400        526,056
PAPER & FOREST PRODUCTS--1.31%
International Paper Co.                                     7,725        268,598
Potlatch Corp.                                             29,500      1,130,145
                                                                    ------------
                                                                       1,398,743
                                                                    ------------
   TOTAL MATERIALS--3.37%                                              3,591,071
                                                                    ------------
TELECOMMUNICATION SERVICES--
DIVERSIFIED TELECOMMUNICATION SERVICES--6.33%
ALLTEL Corp.                                                9,650        523,127
AT&T Inc.                                                  23,500        731,555
Citizens Communications Co.                                84,300      1,162,497
Commonwealth Telephone Enterprises, Inc.                   34,400      1,212,944
FairPoint Communications, Inc.                             77,000      1,258,950
Verizon Communications Inc.                                49,400      1,737,892
Windstream Corp.                                            9,977        131,696
                                                                    ------------
                                                                       6,758,661
                                                                    ------------
   TOTAL TELECOMMUNICATION SERVICES--6.33%                             6,758,661
                                                                    ------------
UTILITIES--
ELECTRIC UTILITIES--7.00%
Ameren Corp.                                               15,200   $    813,960
Consolidated Edison, Inc.                                  23,100      1,067,220
DTE Energy Co.                                             24,800      1,035,152
Duke Energy Corp.                                          38,600      1,158,000
Entergy Corp.                                               4,600        357,190
Pinnacle West Capital Corp.                                25,500      1,171,470
Progress Energy, Inc.                                      25,000      1,108,250
Southern Co.                                               10,000        342,700
Xcel Energy, Inc.                                          20,000        416,000
                                                                    ------------
                                                                       7,469,942
GAS UTILITIES--3.14%
Nicor Inc.                                                 23,100      1,008,546
NiSource Inc.                                              51,600      1,092,372
Peoples Energy Corp.                                       29,400      1,245,972
                                                                    ------------
                                                                       3,346,890
                                                                    ------------
   TOTAL UTILITIES--10.14%                                            10,816,832
                                                                    ------------
   TOTAL COMMON STOCK--98.58%
      (Cost $84,733,908)                                             105,207,277
                                                                    ------------
MONEY MARKET FUND
SM&R Money Market Fund, 4.74% (a)                             499            499
                                                                    ------------
   TOTAL MONEY MARKET FUND--0.00%
      (Cost $499)                                                            499
                                                                    ------------
COMMERCIAL PAPER                                           FACE
                                                          AMOUNT

CONSUMER STAPLES--
FOOD PRODUCTS--0.19%
Kraft Foods Inc., 5.25%, 09/06/06                        $201,000        200,853
                                                                    ------------
   TOTAL CONSUMER STAPLES--0.19%                                         200,853
                                                                    ------------
FINANCIALS--
DIVERSIFIED FINANCIALS--0.91%
Textron Financial Corp., 5.28%, 09/05/06                  975,000        974,428
                                                                    ------------
   TOTAL FINANCIALS--0.91%                                               974,428
                                                                    ------------
MATERIALS--
METALS & MINING--0.20%
Alcoa Inc. 5.25%, 09/01/06                                210,000        210,000
                                                                    ------------
   TOTAL MATERIALS--0.20%                                                210,000
                                                                    ------------
   TOTAL COMMERCIAL PAPER--1.30%
      (Cost $1,385,281)                                                1,385,281
                                                                    ------------
   TOTAL INVESTMENTS--99.88%
      (Cost $86,119,688)                                             106,593,057
   CASH AND OTHER ASSETS, LESS LIABILITIES--0.12%                        132,638
                                                                    ------------
   NET ASSETS--100.00%                                              $106,725,695
                                                                    ============

*--Non-income producing securities

ABBREVIATIONS

ADR--American Depositary Receipt

NOTE TO SCHEDULE OF INVESTMENTS

(a) The rate quoted is the annualized seven-day yield of the fund at August 31, 2006. A complete listing of the fund's holdings are included in these financial statements. This fund and SM&R Equity Income Fund are affiliated by having the same investment adviser.

(b)  Non-voting shares

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES  August 31, 2006
--------------------------------------------------------------------------------
SM&R EQUITY INCOME FUND

ASSETS
Investments in unaffiliated securities, at value
   (Cost $86,119,189)                                               $106,592,558
Investment in affiliated money market fund (Cost $499)                       499
                                                                    ------------
   Total investments (Cost $86,119,688)                              106,593,057
Prepaid expenses                                                          45,436
Receivable for:
   Capital stock sold                                                      3,153
   Dividends                                                             309,278
   Expense reimbursement                                                   4,044
Other assets                                                              62,725
                                                                    ------------
      TOTAL ASSETS                                                   107,017,693
                                                                    ------------
LIABILITIES
Capital stock reacquired                                                  65,420
Payable to investment adviser for fund expenses                           59,547
Accrued:
   Investment advisory fees                                               66,897
   Service fees                                                           22,256
   Distribution fees                                                      18,349
Other liabilities                                                         59,529
                                                                    ------------
      TOTAL LIABILITIES                                                  291,998
                                                                    ------------
      NET ASSETS (applicable to shares outstanding)                 $106,725,695
                                                                    ============
NET ASSETS ARE COMPRISED OF THE FOLLOWING:
Capital (par value and additional paid-in)                            80,938,530
Undistributed net investment income                                      553,663
Accumulated net realized gain (loss) on investments                    4,760,133
Net unrealized appreciation (depreciation) of investments             20,473,369
                                                                    ------------
Net Assets                                                          $106,725,695
                                                                    ============
NET ASSETS:
Class A                                                                9,268,415
--------------------------------------------------------------------------------
Class B                                                                6,759,256
--------------------------------------------------------------------------------
Class T                                                               90,698,024
--------------------------------------------------------------------------------
   TOTAL NET ASSETS:                                                $106,725,695
                                                                    ============
CAPITAL STOCK, $0.01 PAR VALUE PER SHARE:
Class A:
   Authorized                                                         50,000,000
   Outstanding                                                           400,803
--------------------------------------------------------------------------------
Class B:
   Authorized                                                         25,000,000
   Outstanding                                                           302,716
--------------------------------------------------------------------------------
Class T:
   Authorized                                                         75,000,000
   Outstanding                                                         3,783,384
--------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share                   $      23.12
   Offering price per share:
      (Net assets value of $23.12 / 95%)                            $      24.34
--------------------------------------------------------------------------------
Class B:
   Net asset value and offering price per share                     $      22.33
--------------------------------------------------------------------------------
Class T:
   Net asset value and redemption price per share                   $      23.97
   Offering price per share:
      (Net assets value of $23.97 / 94.25%)                         $      25.44
--------------------------------------------------------------------------------

See notes to financial statements.

STATEMENT OF OPERATIONS Year Ended August 31, 2006
--------------------------------------------------------------------------------
SM&R EQUITY INCOME FUND

INVESTMENT INCOME
Dividends (Net of foreign tax withheld of $5,959)                   $ 3,370,919
Interest                                                                132,928
Interest from affiliated money market fund                                  540
                                                                    -----------
      TOTAL INVESTMENT INCOME                                         3,504,387
                                                                    -----------
EXPENSES
Investment advisory fees                                                801,151
Service fees                                                            266,368
Professional fees                                                        20,136
Custody and transaction fees                                             23,173
Directors' fees                                                           5,507
Insurance expenses                                                       42,274
Compliance expenses                                                      18,346
Qualification fees
   Class A                                                                8,512
   Class B                                                                8,326
   Class T                                                               21,522
Shareholder reporting expenses
   Class A                                                                9,477
   Class B                                                                7,294
   Class T                                                               38,079
Distribution fees
   Class A                                                               22,338
   Class B                                                               53,839
                                                                    -----------
      TOTAL EXPENSES                                                  1,346,342
      LESS EXPENSES REIMBURSED                                          (46,290)
                                                                    -----------
      NET EXPENSES                                                    1,300,052
                                                                    -----------
INVESTMENT INCOME (LOSS)--NET                                         2,204,335
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments                            5,009,183
   Change in unrealized appreciation (depreciation) of
   investments                                                        3,046,019
                                                                    -----------
NET GAIN (LOSS) ON INVESTMENTS                                        8,055,202
                                                                    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS     $10,259,537
                                                                    ===========

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
SM&R EQUITY INCOME FUND

                                                                        YEAR ENDED AUGUST 31,
                                                                     ---------------------------
                                                                         2006           2005
                                                                     ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Investment income (loss)--net                                     $  2,204,335   $  1,854,500
   Net realized gain (loss) on investments                              5,009,183      8,257,550
   Change in unrealized appreciation (depreciation) of investments      3,046,019        148,670
                                                                     ------------   ------------
   Net increase (decrease) in net assets resulting from operations     10,259,537     10,260,720
                                                                     ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Investment income--net
      Class A                                                            (160,310)      (147,054)
      Class B                                                             (95,634)       (97,366)
      Class T                                                          (1,606,342)    (1,611,802)
   Capital gains
      Class A                                                            (694,010)      (194,102)
      Class B                                                            (618,906)      (179,300)
      Class T                                                          (7,130,605)    (2,210,425)
                                                                     ------------   ------------
   Total distributions to shareholders                                (10,305,807)    (4,440,049)
                                                                     ------------   ------------
CAPITAL SHARE TRANSACTIONS--NET
   Class A                                                                189,961        615,300
   Class B                                                               (904,275)         2,101
   Class T                                                             (5,090,295)    (7,101,984)
                                                                     ------------   ------------
   Total capital share transactions--net                               (5,804,609)    (6,484,583)
                                                                     ------------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                (5,850,879)      (663,912)
                                                                     ------------   ------------
NET ASSETS
   Beginning of year                                                  112,576,574    113,240,486
                                                                     ------------   ------------
   End of year                                                       $106,725,695   $112,576,574
                                                                     ============   ============
Undistributed Net Investment Income                                  $    553,663   $    211,614
                                                                     ============   ============

See notes to financial statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the years indicated.

SM&R EQUITY INCOME FUND

                                                                                CLASS A SHARES
                                                                 -------------------------------------------
                                                                            YEAR ENDED AUGUST 31,
                                                                 -------------------------------------------
                                                                  2006     2005     2004     2003      2002
                                                                 ------   ------   ------   ------   -------
Net asset value, beginning of year                               $23.22   $22.11   $20.03   $19.04   $ 22.72
Income (loss) from investment operations
   Investment income (loss)--net                                   0.45     0.35     0.26     0.22      0.18
   Net realized and unrealized gain (loss) on investments          1.70     1.68     2.10     1.01     (3.63)
                                                                 ------   ------   ------   ------   -------
      Total from investment operations                             2.15     2.03     2.36     1.23     (3.45)
Less distributions
   Investment income--net                                         (0.40)   (0.39)   (0.28)   (0.24)    (0.23)
   Capital gains                                                  (1.85)   (0.53)      --       --        --
                                                                 ------   ------   ------   ------   -------
      Total distributions                                         (2.25)   (0.92)   (0.28)   (0.24)    (0.23)
                                                                 ------   ------   ------   ------   -------
Net asset value, end of year                                     $23.12   $23.22   $22.11   $20.03   $ 19.04
                                                                 ======   ======   ======   ======   =======
Total return (1)                                                   9.89%    9.25%   11.79%    6.61%   (15.27)%
                                                                 ======   ======   ======   ======   =======
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)                          $9,269   $9,088   $8,063   $5,940   $ 5,517
Ratio of expenses with reimbursement to average net assets (2)     1.26%    1.26%   1.26%     1.26%     1.44%
Ratio of expenses without reimbursement to average net assets      1.54%    1.50%   1.43%     1.50%     1.45%
Ratio of net investment income to average net assets               2.00%    1.53%   1.08%     1.21%     0.88%
Portfolio turnover rate                                           47.59%   18.45%   6.74%     7.57%    30.99%

                                                                                CLASS B SHARES
                                                                 -------------------------------------------
                                                                            YEAR ENDED AUGUST 31,
                                                                 -------------------------------------------
                                                                  2006     2005     2004     2003      2002
                                                                 ------   ------   ------   ------   -------
Net asset value, beginning of year                               $22.49   $21.46   $19.44   $18.56   $ 22.22
Income (loss) from investment operations
   Investment income (loss)--net                                   0.29     0.23     0.13     0.13      0.09
   Net realized and unrealized gain (loss) on investments          1.69     1.61     2.07     0.94     (3.57)
                                                                 ------   ------   ------   ------   -------
      Total from investment operations                             1.98     1.84     2.20     1.07     (3.48)
Less distributions
   Investment income--net                                         (0.29)   (0.28)   (0.18)   (0.19)    (0.18)
   Capital gains                                                  (1.85)   (0.53)      --       --        --
                                                                 ------   ------   ------   ------   -------
      Total distributions                                         (2.14)   (0.81)   (0.18)   (0.19)    (0.18)
                                                                 ------   ------   ------   ------   -------
Net asset value, end of year                                     $22.33   $22.49   $21.46   $19.44   $ 18.56
                                                                 ======   ======   ======   ======   =======
Total return (1)                                                   9.40%    8.64%   11.36%    5.85%   (15.72)%
                                                                 ======   ======   ======   ======   =======
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)                          $6,759   $7,744   $7,375   $6,182   $ 5,806
Ratio of expenses with reimbursement to average net assets (2)     1.76%    1.76%    1.76%    1.76%     1.94%
Ratio of expenses without reimbursement to average net assets      2.06%    2.05%    1.95%    1.99%     1.95%
Ratio of net investment income to average net assets               1.45%    1.04%    0.58%    0.71%     0.37%
Portfolio turnover rate                                           47.59%   18.45%    6.74%    7.57%    30.99%

(1)  Does not include the effect of sales charge

(2) SM&R has voluntarily agreed to waive or reduce expenses to 1.26% for Class A and 1.76% for Class B until December 31, 2006.

See notes to financial statements.

                                                                             CLASS T SHARES
                                                            ------------------------------------------------
                                                                          YEAR ENDED AUGUST 31,
                                                            ------------------------------------------------
                                                              2006      2005      2004      2003      2002
                                                            -------   -------   -------   -------   --------
Net asset value, beginning of year                          $ 23.97   $ 22.77   $ 20.56   $ 19.51   $  23.26
Income (loss) from investment operations
   Investment income (loss)--net                               0.50      0.40      0.28      0.27       0.27
   Net realized and unrealized gain (loss) on investments      1.76      1.72      2.21      1.04      (3.74)
                                                            -------   -------   -------   -------   --------
      Total from investment operations                         2.26      2.12      2.49      1.31      (3.47)
Less distributions
   Investment income--net                                     (0.41)    (0.39)    (0.28)    (0.26)     (0.28)
   Capital gains                                              (1.85)    (0.53)       --        --         --
                                                            -------   -------   -------   -------   --------
      Total distributions                                     (2.26)    (0.92)    (0.28)    (0.26)     (0.28)
                                                            -------   -------   -------   -------   --------
Net asset value, end of year                                $ 23.97   $ 23.97   $ 22.77   $ 20.56   $  19.51
                                                            =======   =======   =======   =======   ========
Total return (1)                                              10.04%     9.35%    12.14%     6.83%    (15.03)%
                                                            =======   =======   =======   =======   ========
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)                     $90,698   $95,744   $97,802   $94,943   $103,396
Ratio of expenses to average net assets                        1.15%     1.14%     1.10%     1.12%      1.07%
Ratio of net investment income to average net assets           2.09%     1.66%     1.24%     1.36%      1.26%
Portfolio turnover rate                                       47.59%    18.45%     6.74%     7.57%     30.99%

(1)  Does not include the effect of sales charge

See notes to financial statements.

SM&R BALANCED FUND
--------------------------------------------------------------------------------
MANAGER DISCUSSION

The SM&R Balanced Fund's investment objectives are to conserve principal, produce current income and achieve long-term capital appreciation. The Fund seeks to accomplish these objectives with a balance of both growth and income through its well-diversified portfolio of stocks of primarily large-cap companies, U.S. Government agency and corporate fixed income securities, and money market instruments. As of the fiscal year end on August 31, 2006, the Fund's allocation was approximately 61% equities, 30% bonds and 9% cash equivalents. For the fiscal year ended August 31, the Fund's total return was 4.79%, before sales charges (but after other expenses), to Class T investors at net asset value. Over that same time period the Fund's benchmark, the Lipper Balanced Fund Index, offered a total return of 6.91%. The equity portion of the Fund produced a total return (capital appreciation and dividend income) of 6.74% while the bond portion returned 2.81% for the year, both before sales charges. The broad equity market, as measured by the S&P 500, returned 8.88% for the twelve month period.

The Fund's performance during the year benefited significantly from holdings in several sectors. Of particular note for out-performance were the Consumer Discretionary, Health Care, Financial Services and Information Technology sectors. Stock selectivity in these sectors made a positive contribution to performance while selection in the Industrials and Telecommunication Services sectors reduced performance. Holdings which produced strong gains for the year include Nucor, Phelps Dodge, Merck and Schlumberger. Laggards include Dell, American Power Conversions and Navistar International.

The fixed income allocation of the Balanced Fund has a AA rating, 5.35% average coupon, and a modified duration of 2.23 years. Fund performance benefited from an overweight in Agencies and corporate bonds over Treasuries this year.

The August meeting of the Federal Reserve ended a series of rate hikes totaling 425 basis points that began in June 2004 and continued for 17 consecutive meetings. Many investors read the Fed's pause as the end of the tightening cycle, and bond markets rallied, with benchmark Treasury yields dropping 15-25 basis points across the curve. The spread between the 10 year Treasury and the Fed Funds rate was more than 370 basis points in May 2004. At the close of trading on August 31, 2006, the yield curve was inverted and the 10 year to Federal Funds Rate spread was -52 basis points.

Energy prices continued to climb over the past year as demand from both developed and developing nations strained producers' ability to satisfy the need for oil and natural gas. Oil reached a high of $79 per barrel in mid-July but has since declined almost 20% to approaching $60 per barrel. Gasoline has concurrently dropped from over $3.00 per gallon to below $2.50 a gallon. This could add an estimated $60 billion annually to consumer spending. However, we do not expect the recent price declines to continue, as it is likely that strong demand from Asian economies, continuing geopolitical risks and the upcoming winter heating season will result in prices stabilizing, if not rising, over the coming months.

Housing starts in the U.S. fell 6% in August and 19.8% over the past year, a greater decline than many analysts' forecasts. Starts declined to an annual rate of 1.665 million, a three-year low. According to the Commerce Department, new home sales dropped in July while inventories of unsold new homes rose to a record. Builders have reduced construction and are offering significant incentives to attract buyers, which may indicate that the housing market is weaker than economic data suggest. Importantly, the housing contraction has occurred while the overall economy has grown over the past year. Retail sales, employment, and commercial construction all rose in August. This suggests that the decline in housing will weaken, but not break, domestic economic growth. However, should energy prices spike again, consumers could feel enough pressure to restrain their spending enough to drag the rest of the economy down toward zero growth.

For 2006, consensus forecasts for the S&P 500 are for 10% earnings growth over 2005 levels following a 14% earnings increase in 2005 over 2004 levels. Corporate earnings are expected to increase 6% in 2007 versus 2006. Currently, the trailing twelve-month P/E ratio for the S&P 500 is 16x and the year-end 2006 P/E is 16x. This compares to an historical long-term average P/E of 15.5x. Given our expectations for slowing growth in corporate operating margins and profits, we believe that equities are fairly valued at these levels. With the anticipation of a slowing economy along with the probability of lower corporate earnings growth, it does not seem likely that price/earnings multiples will be able to expand meaningfully from these levels. This environment should favor stocks with above-average total returns including dividends.

We plan to continue our conservative stock selection discipline of purchasing attractively valued equities for long-term appreciation potential while maintaining a high-quality, well-diversified fixed income allocation. Thus, we believe the Fund will provide an attractive total return over the long-term for conservative investors seeking both capital appreciation and current income through a balance of equity and fixed income securities. This strategy should make the Fund an attractive core holding for many investors.

Sincerely,

Anne M. LeMire, CPA, CFA, and John S. Maidlow, CFA, Co-Portfolio Managers SM&R Balanced Fund

  ANNUAL COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN SM&R BALANCED FUND, CLASS T, AT OFFERING PRICE, AND LIPPER BALANCED FUND INDEX AND THE S&P 500

                                     [CHART]

            SM&R BALANCED FUND   S&P 500   LIPPER BALANCED FUND
 9/1/1996         $ 9,426        $10,000          $10,000
8/31/1997         $11,497        $14,065          $12,474
8/31/1998         $11,693        $15,203          $13,034
8/31/1999         $13,972        $21,258          $15,630
8/31/2000         $16,779        $24,727          $17,512
8/31/2001         $14,785        $18,697          $16,149
8/31/2002         $13,888        $15,332          $14,741
8/31/2003         $14,853        $17,183          $16,223
8/31/2004         $16,183        $19,150          $17,699
8/31/2005         $17,117        $21,552          $19,689
8/31/2006         $17,937        $23,467          $21,049

SM&R Balanced Fund performance figures reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. Returns for Class A and B will vary due to differences in expenses and sales charge structure. Average annual returns are based on the maximum sales charge and reinvestment of all dividends and capital gains. The average annual returns for Class A shares reflect the current maximum sales charge of 5.00%. Class B shares reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year declining to 1% in the fifth year, and is eliminated thereafter.

                             AVERAGE ANNUAL RETURNS

Includes maximum sales charge through 8/31/06. Inception date of these classes is 01/01/99.

                                                  ONE    FIVE    TEN     SINCE
                                                  YEAR   YEAR   YEAR   INCEPTION
                                                 -------------------------------
Class A                                          -0.59%  2.78%   --      2.59%
Class B                                          -1.03%  3.07%   --      2.95%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT THE INVESTORS SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL SM&R AT (877) 239-2049.

                             AVERAGE ANNUAL RETURNS

Includes maximum sales charge of 5.75% through 8/31/06 for Class T shares.

10 YEAR                                                                    6.02%
5 YEAR                                                                     2.72%
1 YEAR                                                                    -1.23%

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

                     SECTOR WEIGHTINGS BY TOTAL INVESTMENTS

                                   [PIE CHART]

Consumer Discretionary        7.49%
Consumer Staples              8.72%
Energy                        6.63%
Financials                   25.76%
Health Care                   7.93%
Industrials                   7.65%
Information Technology        9.96%
Materials                     5.57%
Telecommunication Services    1.89%
U S Government               15.85%
Utilities                     2.55%

SCHEDULE OF INVESTMENTS August 31, 2006
--------------------------------------------------------------------------------
SM&R BALANCED FUND

COMMON STOCKS                                                SHARES      VALUE

CONSUMER DISCRETIONARY--
AUTOMOBILES--0.21%
Navistar International Corp. *                                2,800   $   64,232
HOTELS, RESTAURANTS & LEISURE--1.16%
Host Hotels & Resorts Inc.                                    2,265       51,053
McDonald's Corp.                                              2,850      102,315
Starwood Hotels & Resorts Worldwide, Inc.                     3,000      159,780
Wyndham Worldwide Corp. *                                     1,020       29,845
                                                                      ----------
                                                                         342,993
HOUSEHOLD DURABLES--0.89%
Newell Rubbermaid Inc.                                        3,800      102,562
Stanley Works (The)                                           3,400      160,582
                                                                      ----------
                                                                         263,144
MEDIA--2.14%
CBS Corp. (Class B)                                           2,000       57,100
News Corp. (Class A)                                          6,100      116,083
Time Warner Inc.                                              9,000      149,580
Viacom Inc. (Class B) *                                       2,000       72,600
Walt Disney Co. (The)                                         8,000      237,200
                                                                      ----------
                                                                         632,563
MULTI-LINE RETAIL--1.01%
J.C. Penney Co., Inc.                                         2,200      138,688
Kohl's Corp. *                                                1,000       62,510
Target Corp.                                                  2,000       96,780
                                                                      ----------
                                                                         297,978
SPECIALTY RETAIL--2.03%
Best Buy Co., Inc.                                            3,000      141,000
Limited Brands, Inc.                                          7,600      195,548
Lowe's Companies, Inc.                                        5,800      156,948
TJX Companies, Inc. (The)                                     4,000      107,000
                                                                      ----------
                                                                         600,496
                                                                      ----------
   TOTAL CONSUMER DISCRETIONARY--7.44%                                 2,201,406
                                                                      ----------
CONSUMER STAPLES--
BEVERAGES--1.69%
Coca-Cola Co. (The)                                           6,000      268,860
International Flavors & Fragrances Inc.                         900       35,793
PepsiCo, Inc.                                                 3,000      195,840
                                                                      ----------
                                                                         500,493
FOOD PRODUCTS--1.33%
H.J. Heinz Co.                                                2,600      108,784
McCormick & Co., Inc. (c)                                     3,700      134,754
Sensient Technologies Corp.                                   7,400      148,888
                                                                      ----------
                                                                         392,426
FOOD & DRUG RETAILING--1.09%
SUPERVALU INC                                                 3,475       99,246
Wal-Mart Stores, Inc.                                         5,000      223,600
                                                                      ----------
                                                                         322,846
HOUSEHOLD PRODUCTS--1.73%
Kimberly-Clark Corp.                                          2,200      139,700
Procter & Gamble Co. (The)                                    6,000      371,400
                                                                      ----------
                                                                         511,100
                                                                      ----------
   TOTAL CONSUMER STAPLES--5.84%                                       1,726,865
                                                                      ----------
ENERGY--
ENERGY EQUIPMENT & SERVICES--1.02%
Schlumberger Ltd.                                             2,400   $  147,120
Weatherford International Ltd. *                              3,600      154,800
                                                                      ----------
                                                                         301,920
OIL & GAS--5.57%
Anadarko Petroleum Corp.                                      3,600      168,876
BP PLC ADR                                                    5,092      346,511
Chevron Corp.                                                 6,001      386,464
Exxon Mobil Corp.                                            11,000      744,370
                                                                      ----------
                                                                       1,646,221
                                                                      ----------
   TOTAL ENERGY--6.59%                                                 1,948,141
                                                                      ----------
FINANCIALS--
COMMERCIAL BANKS--4.34%
Bank of America Corp.                                        10,000      514,700
PNC Financial Services Group, Inc.                            3,000      212,370
U.S. Bancorp                                                  6,000      192,420
Wachovia Corp.                                                3,600      196,668
Wells Fargo & Co.                                             4,800      166,800
                                                                      ----------
                                                                       1,282,958
DIVERSIFIED FINANCIALS--4.58%
Citigroup Inc.                                               14,500      715,575
Goldman Sachs Group, Inc. (The)                               1,000      148,650
JPMorgan Chase & Co.                                          2,092       95,521
Morgan Stanley                                                6,000      394,740
                                                                      ----------
                                                                       1,354,486
INSURANCE--3.75%
Allstate Corp. (The)                                          2,300      133,262
American International Group, Inc.                            5,731      365,752
Genworth Financial Inc. (Class A)                             6,200      213,466
Prudential Financial, Inc.                                    3,000      220,230
St. Paul Travelers Companies, Inc. (The)                      4,000      175,600
                                                                      ----------
                                                                       1,108,310
REAL ESTATE--0.09%
Realogy Corp. *                                               1,275       27,285
                                                                      ----------
   TOTAL FINANCIALS--12.76%                                            3,773,039
                                                                      ----------
HEALTH CARE--
BIOTECHNOLOGY--0.68%
Amgen Inc. *                                                  1,300       88,309
Genzyme Corp. *                                                 875       57,951
Gilead Sciences, Inc. *                                         875       55,475
                                                                      ----------
                                                                         201,735
HEALTH CARE EQUIPMENT & SUPPLIES--1.17%
Advanced Medical Optics, Inc. *                               1,025       49,354
Beckman Coulter, Inc.                                         2,000      109,540
Biomet, Inc.                                                  2,700       88,317
Zimmer Holdings, Inc. *                                       1,460       99,280
                                                                      ----------
                                                                         346,491
HEALTH CARE PROVIDERS & SERVICES--0.50%
DaVita, Inc. *                                                  925       53,983
Patterson Companies Inc. *                                    3,000       92,460
                                                                      ----------
                                                                         146,443

COMMON STOCKS                                                SHARES      VALUE

PHARMACEUTICALS--5.53%
Abbott Laboratories                                           4,200   $  204,540
Allergan, Inc.                                                1,000      114,560
Hospira, Inc. *                                                 420       15,385
Johnson & Johnson                                             6,000      387,960
Eli Lilly & Co.                                               2,400      134,232
Merck & Co. Inc.                                              5,300      214,915
Pfizer Inc.                                                  15,000      413,400
Wyeth                                                         3,100      150,970
                                                                      ----------
                                                                       1,635,962
                                                                      ----------
   TOTAL HEALTH CARE--7.88%                                            2,330,631
                                                                      ----------
INDUSTRIALS--
AEROSPACE & DEFENSE--1.10%
General Dynamics Corp.                                        1,400       94,570
Goodrich Corp.                                                1,900       74,005
L-3 Communications Holdings, Inc.                             1,000       75,390
Northrop Grumman Corp.                                        1,200       80,172
                                                                      ----------
                                                                         324,137
AIRFREIGHT & COURIERS--0.30%
FedEx Corp.                                                     875       88,401
COMMERCIAL SERVICES & SUPPLIES--0.76%
Avis Budget Group Inc.                                        5,100        9,843
Cintas Corp.                                                  2,000       74,060
Equifax Inc.                                                  2,100       66,759
R.R. Donnelley & Sons Co.                                     2,300       74,566
                                                                      ----------
                                                                         225,228
CONSTRUCTION & ENGINEERING--0.25%
ITT Corp.                                                     1,500       73,425
ELECTRICAL EQUIPMENT--0.23%
American Power Conversion Corp.                               3,900       68,523
INDUSTRIAL CONGLOMERATES--0.32%
Tyco International Ltd.                                       3,600       94,140
MACHINERY--2.38%
Caterpillar Inc.                                              1,100       72,985
Cummins Inc.                                                    700       80,374
Danaher Corp.                                                 1,400       92,806
Deere & Co.                                                   1,000       78,100
Dover Corp.                                                   1,700       82,654
Eaton Corp.                                                   1,100       73,150
Illinois Tool Works Inc.                                      1,800       79,020
Ingersoll-Rand Co. Ltd (Class A)                              1,900       72,238
Parker Hannifin Corp.                                         1,000       74,050
                                                                      ----------
                                                                         705,377
ROAD & RAIL--0.23%
Norfolk Southern Corp.                                        1,600       68,368
TRADING COMPANIES & DISTRIBUTORS--0.25%
W.W. Grainger, Inc.                                           1,100       73,480
TRANSPORTATION INFRASTRUCTURE--0.30%
Ryder System, Inc.                                            1,800       88,956
                                                                      ----------
   TOTAL INDUSTRIALS--6.12%                                            1,810,035
                                                                      ----------
INFORMATION TECHNOLOGY--
COMMUNICATIONS EQUIPMENT--1.82%
Cisco Systems, Inc. *                                        11,700   $  257,283
Motorola, Inc.                                                6,200      144,956
Nokia Oyj ADR                                                 6,500      135,720
                                                                      ----------
                                                                         537,959
COMPUTERS & PERIPHERALS--1.73%
Dell Inc. *                                                   6,800      153,340
EMC Corp. *                                                  15,100      175,915
Hewlett-Packard Co.                                           5,000      182,800
                                                                      ----------
                                                                         512,055
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.17%
Agilent Technologies, Inc. *                                  1,525       49,044
SEMICONDUCTOR EQUIPMENT & PRODUCTS--1.28%
Intel Corp.                                                  13,000      254,020
Linear Technology Corp.                                       1,500       51,015
Texas Instruments Inc.                                        2,300       74,957
                                                                      ----------
                                                                         379,992
SOFTWARE--2.87%
Electronic Arts Inc. *                                        1,500       76,455
Microsoft Corp.                                              23,300      598,577
Oracle Corp. *                                               11,100      173,715
                                                                      ----------
                                                                         848,747
                                                                      ----------
   TOTAL INFORMATION TECHNOLOGY--7.87%                                 2,327,797
                                                                      ----------
MATERIALS--
CHEMICALS--0.60%
Dow Chemical Co. (The)                                        1,600       61,008
Eastman Chemical Co.                                            600       31,470
PPG Industries, Inc.                                            900       57,024
Sigma-Aldrich Corp.                                             400       29,052
                                                                      ----------
                                                                         178,554
CONTAINERS & PACKAGING--0.10%
Ball Corp.                                                      700       28,238
METALS & MINING--0.42%
Nucor Corp.                                                   1,200       58,644
Phelps Dodge Corp.                                              400       35,800
United States Steel Corp.                                       500       29,085
                                                                      ----------
                                                                         123,529
PAPER & FOREST PRODUCTS--0.30%
International Paper Co.                                       1,300       45,201
Louisiana-Pacific Corp.                                       1,000       19,560
MeadWestvaco Corp.                                            1,000       25,550
                                                                      ----------
                                                                          90,311
                                                                      ----------
   TOTAL MATERIALS--1.42%                                                420,632
                                                                      ----------

COMMON STOCKS                                                SHARES      VALUE

TELECOMMUNICATION SERVICES--
DIVERSIFIED TELECOMMUNICATION SERVICES--1.53%
ALLTEL Corp.                                                 2,400   $   130,104
Embarq Corp.                                                   513        24,188
Sprint Nextel Corp.                                         10,263       173,650
Verizon Communications Inc.                                  2,580        90,765
Windstream Corp.                                             2,481        32,749
                                                                     -----------
                                                                         451,456
WIRELESS TELECOMMUNICATION SERVICES--0.35%
Vodafone Group PLC ADR                                       4,812       104,613
                                                                     -----------
   TOTAL TELECOMMUNICATION SERVICES--1.88%                               556,069
                                                                     -----------
UTILITIES--
ELECTRIC UTILITIES--2.54%
Ameren Corp.                                                 3,000       160,650
CenterPoint Energy, Inc.                                     5,500        79,475
Constellation Energy Group                                   5,000       300,450
Exelon Corp.                                                 1,400        85,372
Southern Co.                                                 1,600        54,832
Wisconsin Energy Corp.                                       1,600        68,800
                                                                     -----------
                                                                         749,579
                                                                     -----------
   TOTAL UTILITIES--2.54%                                                749,579
                                                                     -----------
   TOTAL COMMON STOCK--60.34%
      (Cost $14,850,141)                                              17,844,194
                                                                     -----------

                                                           FACE
BONDS AND NOTES                                           AMOUNT

CONSUMER STAPLES--
PERSONAL PRODUCTS--1.78%
Avon Products, Inc., 7.15%, 11/15/09                    $  500,000       527,517
                                                                     -----------
   TOTAL CONSUMER STAPLES--1.78%                                         527,517
                                                                     -----------
FINANCIALS--
COMMERCIAL BANKS--2.56%
Royal Bank of Scotland GRP PLC,
   yankee bond, 6.40%, 04/01/09                            500,000       517,718
Washington Mutual Inc., 4.20%, 01/15/10                    250,000       241,180
                                                                     -----------
                                                                         758,898
DIVERSIFIED FINANCIALS--4.64%
General Electric Capital Corp., 3.75%, 12/15/09            350,000       335,121
JPMorgan & Co., Inc., 6.00%, 01/15/09                      500,000       506,910
Weingarten Realty Investors, 7.35%, 07/20/09               500,000       530,223
                                                                     -----------
                                                                       1,372,254
INSURANCE--1.85%
Money Group Inc. (The), 8.35%, 03/15/10                    500,000       546,213
                                                                     -----------
   TOTAL FINANCIALS--9.05%                                             2,677,365
                                                                     -----------
INDUSTRIALS--
TRANSPORTATION INFRASTRUCTURE--1.49%
Hertz Corp., 7.40%, 03/01/11                               455,000       440,212
                                                                     -----------
   TOTAL INDUSTRIALS--1.49%                                              440,212
                                                                     -----------

                                                           FACE
BONDS AND NOTES                                           AMOUNT        VALUE

INFORMATION TECHNOLOGY--
ELECTRONIC EQUIPMENT & INSTRUMENTS--2.03%
Koninklijke Philips Elec., yankee bond,
   8.375%, 09/15/06 (a)                                 $  600,000   $   600,340
                                                                     -----------
   TOTAL INFORMATION TECHNOLOGY--2.03%                                   600,340
                                                                     -----------
   TOTAL BONDS--14.35%
      (Cost $4,148,933)                                                4,245,434
                                                                     -----------
U S GOVERNMENT AGENCY SECURITIES
U S GOVERNMENT AGENCY SECURITIES--15.76%
Federal Farm Credit Bank 4.70%, 10/06/08                   400,000       395,821
Federal Farm Credit Bank 4.15%, 11/30/09                   350,000       340,320
Federal Home Loan Bank, 2.45%, 03/23/07 (a)              1,500,000     1,476,297
Federal Home Loan Bank, 4.40%, 12/28/09                    750,000       732,849
Federal Home Loan Mortgage Corp., 5.27%, 10/12/10        1,000,000       989,240
Federal Home Loan Mortgage Corp., Pool #284839, 8.50%,
   01/01/17                                                  4,849         5,147
Federal National Mortgage Association, 4.75%, 08/25/08     700,000       695,289
Federal National Mortgage Association, Pool #048974,
   8.00%, 06/01/17                                          25,463        26,697
                                                                     -----------
   TOTAL US GOVERNMENT AGENCY SECURITIES--15.76%
      (Cost $4,726,241)                                                4,661,660
                                                                     -----------
MONEY MARKET FUND

                                                          SHARES

SM&R Money Market Fund, 4.74% (b)                              281           281
                                                                     -----------
   TOTAL MONEY MARKET FUND--0.00%
      (Cost $281)                                                            281
                                                                     -----------
COMMERCIAL PAPER

                                                           FACE
                                                          AMOUNT

CONSUMER STAPLES--
FOOD PRODUCTS--1.05%
Kraft Foods Inc., 5.25%, 09/06/06                       $  310,000       309,774
                                                                     -----------
   TOTAL CONSUMER STAPLES--1.05%                                         309,774
FINANCIALS--
DIVERSIFIED FINANCIALS--3.80%
Textron Financial Corp., 5.28%, 09/05/06                 1,125,000     1,124,340
                                                                     -----------
   TOTAL FINANCIALS--3.80%                                             1,124,340
MATERIALS--
METALS & MINING--4.12%
Alcoa Inc. 5.25%, 09/01/06                               1,218,000     1,218,000
                                                                     -----------
   TOTAL MATERIALS--4.12%                                              1,218,000
                                                                     -----------
   TOTAL COMMERCIAL PAPER--8.97%
      (Cost $2,652,114)                                                2,652,114
                                                                     -----------
   TOTAL INVESTMENTS--99.42%
      (Cost $26,377,710)                                              29,403,683
   CASH AND OTHER ASSETS, LESS LIABILITIES--0.58%                        171,588
                                                                     -----------
   NET ASSETS--100.00%                                               $29,575,271
                                                                     ===========

*--Non-income producing securities

ABBREVIATIONS
ADR--American Depositary Receipt

NOTES TO SCHEDULE OF INVESTMENTS

(a)  Long term obligations that will mature in less than one year.

(b) The rate quoted is the annualized seven-day yield of the fund at August 31, 2006. A complete listing of the fund's holdings are included in these financial statements. This fund and SM&R Balanced Fund are affiliated by having the same investment adviser.

(c)  Non-voting shares

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES August 31, 2006
--------------------------------------------------------------------------------
SM&R BALANCED FUND

ASSETS
Investments in unaffiliated securities, at value (Cost $26,377,429)   $29,403,402
Investment in affiliated money market fund (Cost $281)                        281
                                                                      -----------
   Total investments (Cost $26,377,710)                                29,403,683
Prepaid expenses                                                           17,647
Receivable for:
   Investments securities sold                                                 34
   Capital stock sold                                                       6,967
   Dividends                                                               46,159
   Interest                                                               162,161
   Expense reimbursement                                                    2,893
Other assets                                                               15,067
                                                                      -----------
      TOTAL ASSETS                                                     29,654,611
                                                                      -----------
LIABILITIES
Capital stock reacquired                                                      536
Payable to investment adviser for fund expenses                            21,151
Accrued:
   Investment advisory fees                                                18,712
   Service fees                                                             6,237
   Distribution fees                                                        7,980
Other liabilities                                                          24,724
                                                                      -----------
      TOTAL LIABILITIES                                                    79,340
                                                                      -----------
      NET ASSETS (applicable to shares outstanding)                   $29,575,271
                                                                      ===========
NET ASSETS ARE COMPRISED OF THE FOLLOWING:
Capital (par value and additional paid-in)                             24,701,754
Undistributed net investment income                                       133,747
Accumulated net realized gain (loss) on investments                     1,713,797
Net unrealized appreciation (depreciation) of investments               3,025,973
                                                                      -----------
Net Assets                                                            $29,575,271
                                                                      ===========
NET ASSETS:
Class A                                                                 4,429,659
--------------------------------------------------------------------------------
Class B                                                                 2,771,973
--------------------------------------------------------------------------------
Class T                                                                22,373,639
--------------------------------------------------------------------------------
   TOTAL NET ASSETS:                                                  $29,575,271
                                                                      ===========
CAPITAL STOCK, $0.01 PAR VALUE PER SHARE:
Class A:
   Authorized                                                          50,000,000
   Outstanding                                                            247,274
--------------------------------------------------------------------------------
Class B:
   Authorized                                                          25,000,000
   Outstanding                                                            153,323
--------------------------------------------------------------------------------
Class T:
   Authorized                                                          25,000,000
   Outstanding                                                          1,202,975
--------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share                     $     17.91
   Offering price per share:
      (Net assets value of $17.91 / 95%)                              $     18.86
--------------------------------------------------------------------------------
Class B:
   Net asset value and offering price per share                       $     18.08
--------------------------------------------------------------------------------
Class T:
   Net asset value and redemption price per share                     $     18.60
   Offering price per share:
      (Net assets value of $18.60 / 94.25%)                           $     19.73
--------------------------------------------------------------------------------

See notes to financial statements.

STATEMENT OF OPERATIONS Year Ended August 31, 2006
--------------------------------------------------------------------------------
SM&R BALANCED FUND

INVESTMENT INCOME
Dividends (Net of foreign tax withheld of $441)                      $  422,219
Interest                                                                541,570
Interest from affiliated money market fund                                  269
                                                                     ----------
      TOTAL INVESTMENT INCOME                                           964,058
                                                                     ----------
EXPENSES
Investment advisory fees                                                225,823
Service fees                                                             75,275
Professional fees                                                        15,837
Custody and transaction fees                                             16,925
Directors' fees                                                           5,507
Insurance expenses                                                       11,608
Compliance expenses                                                       5,030
Qualification fees
   Class A                                                                7,594
   Class B                                                                4,981
   Class T                                                               16,972
Shareholder reporting expenses
   Class A                                                                5,629
   Class B                                                                3,750
   Class T                                                                6,032
Distribution fees
   Class A                                                               12,132
   Class B                                                               21,166
                                                                     ----------
      TOTAL EXPENSES                                                    434,261
      LESS EXPENSES REIMBURSED                                          (40,057)
                                                                      ----------
      NET EXPENSES                                                      394,204
                                                                     ----------
INVESTMENT INCOME (LOSS)--NET                                           569,854
                                                                     ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments                            1,764,695
   Change in unrealized appreciation (depreciation) of
      investments                                                      (951,013)
                                                                     ----------
NET GAIN (LOSS) ON INVESTMENTS                                          813,682
                                                                     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS      $1,383,536
                                                                     ==========

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
SM&R BALANCED FUND

                                                                       YEAR ENDED AUGUST 31,
                                                                     -------------------------
                                                                         2006         2005
                                                                     -----------   -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Investment income (loss)--net                                     $   569,854   $   576,586
   Net realized gain (loss) on investments                             1,764,695     1,243,042
   Change in unrealized appreciation (depreciation) of investments      (951,013)      (94,371)
                                                                     -----------   -----------
   Net increase (decrease) in net assets resulting from operations     1,383,536     1,725,257
                                                                     -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Investment income--net
      Class A                                                            (85,723)      (93,764)
      Class B                                                            (38,847)      (44,074)
      Class T                                                           (403,808)     (420,489)
   Capital gains
      Class A                                                           (217,989)      (17,004)
      Class B                                                           (120,455)      (10,979)
      Class T                                                           (941,602)      (79,523)
                                                                     -----------   -----------
   Total distributions to shareholders                                (1,808,424)     (665,833)
                                                                     -----------   -----------
CAPITAL SHARE TRANSACTIONS--NET
   Class A                                                              (519,607)      466,400
   Class B                                                              (274,951)       40,698
   Class T                                                              (128,140)     (790,502)
                                                                     -----------   -----------
   Total capital share transactions--net                                (922,698)     (283,404)
                                                                     -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                               (1,347,586)      776,020
NET ASSETS
   Beginning of year                                                  30,922,857    30,146,837
                                                                     -----------   -----------
   End of year                                                       $29,575,271   $30,922,857
                                                                     ===========   ===========
Undistributed Net Investment Income                                  $   133,747   $    92,271
                                                                     ===========   ===========

See notes to financial statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the years indicated.

SM&R BALANCED FUND

                                                          CLASS A SHARES
                                            ------------------------------------------
                                                       YEAR ENDED AUGUST 31,
                                            ------------------------------------------
                                             2006     2005     2004     2003     2002
                                            ------   ------   ------   ------   ------
Net asset value, beginning of year          $18.19   $17.60   $16.65   $15.93   $17.44
Income (loss) from investment operations
   Investment income (loss)--net              0.32     0.35     0.28     0.32     0.39
   Net realized and unrealized gain (loss)
      on investments                          0.50     0.65     1.18     0.77    (1.47)
                                            ------   ------   ------   ------   ------
      Total from investment operations        0.82     1.00     1.46     1.09    (1.08)
Less distributions
   Investment income--net                    (0.31)   (0.35)   (0.30)   (0.37)   (0.43)
   Capital gains                             (0.79)   (0.06)   (0.21)      --       --
                                            ------   ------   ------   ------   ------
      Total distributions                    (1.10)   (0.41)   (0.51)   (0.37)   (0.43)
                                            ------   ------   ------   ------   ------
Net asset value, end of year                $17.91   $18.19   $17.60   $16.65   $15.93
                                            ======   ======   ======   ======   ======
Total return (1)                              4.65%    5.73%    8.83%    7.02%   (6.29)%
                                            ======   ======   ======   ======   ======
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)     $4,430   $5,030   $4,409   $3,419   $3,183
Ratio of expenses with reimbursement to
   average net assets (2)                     1.30%    1.30%    1.30%    1.30%    1.45%
Ratio of expenses without reimbursement
   to average net assets                      1.71%    1.73%    1.64%    1.69%    1.73%
Ratio of net investment income to average
   net assets                                 1.90%    1.85%    1.51%    2.02%    2.27%
Portfolio turnover rate                      21.82%   23.18%   11.15%   23.83%   25.80%

                                                          CLASS B SHARES
                                            ------------------------------------------
                                                       YEAR ENDED AUGUST 31,
                                            ------------------------------------------
                                             2006     2005     2004     2003     2002
                                            ------   ------   ------   ------   ------
Net asset value, beginning of year          $18.37   $17.78   $16.83   $16.18   $17.72
Income (loss) from investment operations
   Investment income (loss)--net              0.24     0.25     0.20     0.24     0.30
   Net realized and unrealized gain
      (loss) on investments                   0.51     0.66     1.19     0.72    (1.47)
                                            ------   ------   ------   ------   ------
      Total from investment operations        0.75     0.91     1.39     0.96    (1.17)
Less distributions
   Investment income--net                    (0.25)   (0.26)   (0.23)   (0.31)   (0.37)
   Capital gains                             (0.79)   (0.06)   (0.21)      --       --
                                            ------   ------   ------   ------   ------
      Total distributions                    (1.04)   (0.32)   (0.44)   (0.31)   (0.37)
                                            ------   ------   ------   ------   ------
Net asset value, end of year                $18.08   $18.37   $17.78   $16.83   $16.18
                                            ======   ======   ======   ======   ======
Total return (1)                              4.20%    5.15%    8.33%    6.10%   (6.69)%
                                            ======   ======   ======   ======   ======
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)     $2,772   $3,095   $2,952   $2,336   $2,105
Ratio of expenses with reimbursement to
   average net assets (2)                     1.80%    1.80%    1.80%    1.80%    1.95%
Ratio of expenses without reimbursement
   to average net assets                      2.24%    2.23%    2.13%    2.18%    2.22%
Ratio of net investment income to average
   net assets                                 1.40%    1.36%    1.00%    1.51%    1.77%
Portfolio turnover rate                      21.82%   23.18%   11.15%   23.83%   25.80%

(1)  Does not include the effect of sales charge

(2) SM&R has voluntarily agreed to waive or reduce expenses to 1.30% for Class A and 1.80% for Class B until December 31, 2006.

See notes to financial statements.

SM&R BALANCED FUND

                                                            CLASS T SHARES
                                           -----------------------------------------------
                                                        YEAR ENDED AUGUST 31,
                                           -----------------------------------------------
                                             2006      2005      2004      2003      2002
                                           -------   -------   -------   -------   -------
Net asset value, beginning of year         $ 18.85   $ 18.21   $ 17.18   $ 16.42   $ 17.91
Income (loss) from investment operations
   Investment income (loss)--net              0.36      0.36      0.29      0.34      0.43
   Net realized and unrealized gain
      (loss) on investments                   0.51      0.68      1.24      0.77     (1.50)
                                           -------   -------   -------   -------   -------
      Total from investment operations        0.87      1.04      1.53      1.11     (1.07)
Less distributions
   Investment income--net                    (0.33)    (0.34)    (0.29)    (0.35)    (0.42)
   Capital gains                             (0.79)    (0.06)    (0.21)       --        --
                                           -------   -------   -------   -------   -------
      Total distributions                    (1.12)    (0.40)    (0.50)    (0.35)    (0.42)
                                           -------   -------   -------   -------   -------
Net asset value, end of year               $ 18.60   $ 18.85   $ 18.21   $ 17.18   $ 16.42
                                           =======   =======   =======   =======   =======
Total return (1)                              4.79%     5.77%     8.95%     6.95%    (6.07)%
                                           =======   =======   =======   =======   =======
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)    $22,373   $22,798   $22,785   $21,569   $21,631
Ratio of expenses with reimbursement to
   average net assets                         1.25%     1.24%     1.23%     1.25%     1.25%
Ratio of expenses without reimbursement
   to average net assets                      1.29%     1.24%     1.23%     1.26%     1.27%
Ratio of net investment income to average
   net assets                                 1.95%     1.92%     1.58%     2.08%     2.47%
Portfolio turnover rate                      21.82%    23.18%    11.15%    23.83%    25.80%

(1)  Does not include the effect of sales charge

See notes to financial statements.

SM&R GOVERNMENT BOND FUND
--------------------------------------------------------------------------------
MANAGER DISCUSSION

The SM&R Government Bond Fund is focused on providing competitive levels of current income to the conservative investor through investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, as well as securities of corporate issuers deemed to be of higher credit quality and financial strength.

For the fiscal year ending August 31, 2006, the Fund has provided a total return of 1.65%, before sales charges (but after other expenses) to Class T investors at net asset value. The Fund's benchmark, the Lipper General U.S. Government Fund Index, delivered a total return of 1.20% over the past year. The year-to-date total return for the Fund for the eight months ended August 31, 2006 was 1.89%. The Fund has an average maturity of 4.19 years, a market-weighted average coupon of 4.64%, and a modified duration of 3.57 years.

The Fund benefited from an overweight in agency bonds versus Treasuries, and several rebalances throughout the year to slightly extend duration, making the Fund a little more price sensitive to interest rate movements. Thus, if rates decline, the Fund would relatively increase in value a bit more than previously, yet the same is also true in reverse if interest rates would increase.

The August meeting of the Federal Reserve ended a series of rate hikes totaling 425 basis points that began in June 2004 and continued for 17 consecutive meetings. Many investors read the Fed's pause as the end of the tightening cycle, and bond markets rallied, with benchmark Treasury yields dropping 15-25 basis points across the curve. The spread between the 10 year Treasury and the Fed Funds rate was more than 370 basis points in May 2004. At the close of trading on August 31, 2006, the yield curve was inverted and the 10 year to Fed Funds spread was -52 basis points.

The economy seems to have responded to the series of rate hikes. CPI slowed, Michigan's survey on consumer sentiment improved, the residential housing market is slowing, and business inventory growth seems to be moderating. However, many economists caution that inflation uncertainties remain, and Fed officials continue to comment on upside inflation risks. Most recent Labor Department data indicates a higher than expected rise in wages against subdued worker productivity. Companies are also faced with higher energy prices, difficult to pass on to consumers.

The Fed remains highly data dependent for the direction of further action. While the Fed futures market currently indicates rate easing should begin early in 2007, we believe the Fed will require economic growth to fall below baselines before reacting. However, another spike in oil prices or more severe weakness in the housing sector than currently anticipated could speed a switch in direction.

We expect long-term rates to remain in their recent trading range and the yield curve to remain flat for the remainder of the year. The Fed will likely begin easing by mid 2007, and the yield curve should become more normalized and positively sloped.

Sincerely,

Anne M. LeMire, CPA, CFA, Portfolio Manager
SM&R Government Bond Fund

  ANNUAL COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN SM&R GOVERNMENT
        BOND FUND, CLASS T, AT OFFERING PRICE, AND THE LIPPER GENERAL US
                              GOVERNMENT FUND INDEX

                                     [CHART]

            SM&R GOVERNMENT BOND FUND   LIPPER GENERAL US GOVERNMENT FUND INDEX
 9/1/1996            $ 9,548                            $10,000
8/31/1997            $10,443                            $10,931
8/31/1998            $11,311                            $12,070
8/31/1999            $11,397                            $11,911
8/31/2000            $12,033                            $12,758
8/31/2001            $13,465                            $14,194
8/31/2002            $14,284                            $15,365
8/31/2003            $14,636                            $15,619
8/31/2004            $15,096                            $16,413
8/31/2005            $15,374                            $17,016
8/31/2006            $15,628                            $17,220

SM&R Government Bond Fund performance figures reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. Returns for Class A and B will vary due to differences in expenses and sales charge structure. Average annual returns are based on the maximum sales charge and reinvestment of all dividends and capital gains. The average annual returns for Class A shares reflect the current maximum sales charge of 4.75%. Class B shares reflect the applicable contingent deferred sales charge (CDSC), which is 3% in the first year declining to 1% in the third year, and is eliminated thereafter.

                             AVERAGE ANNUAL RETURNS

Includes maximum sales charge through 8/31/06. Inception date of these classes is 01/01/99.

                                                  ONE    FIVE    TEN     SINCE
                                                  YEAR   YEAR   YEAR   INCEPTION
                                                 -------------------------------
Class A                                          -3.22%  1.98%   --      3.25%
Class B                                          -1.90%  2.47%   --      3.43%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT THE INVESTORS SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL SM&R AT (877) 239-2049.

                             AVERAGE ANNUAL RETURNS

Includes maximum sales charge of 4.5% through 8/31/06 for Class T shares.

10 YEAR                                                                    4.56%
5 YEAR                                                                     2.08%
1 YEAR                                                                    -2.95%

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

                     SECTOR WEIGHTINGS BY TOTAL INVESTMENTS

                                   [PIE CHART]

Financials       1.91%
Materials        3.78%
Miscellaneous    0.09%
U S Government   4.22%

Y

SCHEDULE OF INVESTMENTS August 31, 2006
--------------------------------------------------------------------------------
SM&R GOVERNMENT BOND FUND

                                                                 INTEREST/
                                                      MATURITY     STATED       FACE
CORPORATE BONDS                                         DATE      RATE (%)     AMOUNT        VALUE
FINANCIALS--
DIVERSIFIED FINANCIALS--1.89%
MBNA Master Credit Card Trust                         02/15/12     7.000     $  500,000   $   527,090
                                                                                          -----------
   TOTAL FINANCIALS--1.89%                                                                    527,090
                                                                                          -----------
MATERIALS--
METALS & MINING--3.74%
Carpenter Technology Corp.                            05/15/13     6.625      1,000,000     1,041,478
                                                                                          -----------
   TOTAL MATERIALS--3.74%                                                                   1,041,478
                                                                                          -----------
   TOTAL CORPORATE BONDS--5.63%
      (Cost $1,511,384)                                                                     1,568,568
                                                                                          -----------
U S GOVERNMENT AGENCY AND U S GOVERNMENT SECURITIES
U S GOVERNMENT AGENCY SECURITIES--43.79%
Federal Home Loan Mortgage Corp. (a)                  03/15/07     7.000          9,239         9,217
Federal Home Loan Mortgage Corp.                      06/12/13     4.000      1,000,000       938,211
Federal National Mortgage Assoc.                      02/01/08     3.875        500,000       491,366
Federal National Mortgage Assoc.                      02/15/09     3.250      1,100,000     1,054,676
Federal National Mortgage Assoc.                      12/15/10     4.750      1,900,000     1,879,358
Federal National Mortgage Assoc.                      02/01/11     6.250      1,850,000     1,926,107
Federal National Mortgage Assoc.                      03/15/11     5.500      1,300,000     1,324,206
Federal National Mortgage Assoc.                      03/29/11     5.600      1,925,000     1,923,472
Federal National Mortgage Assoc.                      11/15/11     5.375      1,610,000     1,635,464
Federal National Mortgage Assoc.                      07/13/11     6.000      1,000,000     1,003,871
Private Export Funding                                01/15/10     7.200         15,000        15,988
                                                                                          -----------
                                                                                           12,201,936
U S GOVERNMENT SECURITIES--46.39%
U S Treasury Note (a)                                 03/31/07     3.750      1,930,000     1,914,770
U S Treasury Note                                     05/15/08     2.625        700,000       675,090
U S Treasury Note                                     05/15/08     5.625        500,000       506,406
U S Treasury Note                                     09/15/08     3.125      2,000,000     1,937,188
U S Treasury Note                                     10/15/08     3.125      2,000,000     1,934,766
U S Treasury Note                                     02/15/09     3.000      1,000,000       960,352
U S Treasury Note                                     10/15/10     4.250      1,700,000     1,671,911
U S Treasury Note                                     05/15/14     4.750      1,319,000     1,320,443
U S Treasury Note                                     08/15/14     4.250        500,000       484,043
U S Treasury Note                                     02/15/15     4.000        600,000       569,414
U S Treasury Bond                                     05/15/16     7.250        800,000       952,344
                                                                                          -----------
                                                                                           12,926,727
                                                                                          -----------
   TOTAL U S GOVERNMENT AGENCY AND U S GOVERNMENT
      SECURITIES--90.18%
      (Cost $25,413,956)                                                                   25,128,663
                                                                                          -----------
U S GOVERNMENT AGENCY SHORT-TERM OBLIGATIONS
GOVERNMENT AGENCIES--2.97%
Federal Home Loan Bank                                09/01/06     5.120        725,000       725,000
Federal National Mortgage Assoc.                      09/05/06     5.150        103,000       102,941
                                                                                          -----------
                                                                                              827,941
                                                                                          -----------
   TOTAL U S GOVERNMENT AGENCY SHORT-TERM
      OBLIGATIONS--2.97%
      (Cost $827,941)                                                                         827,941
                                                                                          -----------

                                                                 INTEREST/
                                                      MATURITY     STATED
                                                        DATE      RATE (%)     SHARES        VALUE
MONEY MARKET FUND--0.09%
SM&R Money Market Fund, 4.74% (b)                                              25,361     $    25,361
                                                                                          -----------
   TOTAL MONEY MARKET FUND--0.09%
      (Cost $25,361)                                                                           25,361
                                                                                          -----------
   TOTAL INVESTMENTS--98.87%
      (Cost $27,778,642)                                                                   27,550,533
   CASH AND OTHER ASSETS, LESS LIABILITIES--1.13%                                             315,231
                                                                                          -----------
   NET ASSETS--100.00%                                                                    $27,865,764
                                                                                          ===========

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  Long term obligations that will mature in less than one year.

(b) The rate quoted is the annualized seven-day yield of the fund at August 31, 2006. A complete listing of the fund's holdings are included in these financial statements. This fund and SM&R Government Bond Fund are affiliated by having the same investment adviser.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES August 31, 2006
--------------------------------------------------------------------------------
SM&R GOVERNMENT BOND FUND

ASSETS

Investments in unaffiliated securities, at value
   (Cost $27,753,281)                                              $ 27,525,172
Investment in affiliated money market fund
   (Cost $25,361)                                                        25,361
                                                                   ------------
   Total Investments
      (Cost $27,778,642)                                             27,550,533
Prepaid expenses                                                         17,416
Receivable for:
   Capital stock sold                                                     4,815
   Interest                                                             337,376
   Expense reimbursement                                                  7,450
Other assets                                                              2,782
                                                                   ------------
      TOTAL ASSETS                                                   27,920,372
                                                                   ------------
LIABILITIES
Capital stock reacquired                                                    337
Distribution payable                                                        616
Payable to investment adviser for fund expenses                          17,740
Accrued:
   Investment advisory fees                                              11,790
   Service fees                                                           5,895
   Distribution fees                                                      2,000
Other liabilities                                                        16,230
                                                                   ------------
      TOTAL LIABILITIES                                                  54,608
                                                                   ------------
      NET ASSETS (applicable to shares outstanding)                $ 27,865,764
                                                                   ============
NET ASSETS ARE COMPRISED OF THE FOLLOWING:
Capital (par value and additional paid-in)                           28,528,187
Undistributed net investment income                                         576
Accumulated net realized gain (loss) on investments                    (434,890)
Net unrealized appreciation (depreciation) of investments              (228,109)
                                                                   ------------
Net Assets                                                         $ 27,865,764
                                                                   ============
NET ASSETS:
Class A                                                                 976,353
-------------------------------------------------------------------------------
Class B                                                                 695,934
-------------------------------------------------------------------------------
Class T                                                              26,193,477
-------------------------------------------------------------------------------
   TOTAL NET ASSETS                                                $ 27,865,764
                                                                   ============
CAPITAL STOCK, $0.01 PAR VALUE PER SHARE:
Class A:
   Authorized                                                       100,001,150
   Outstanding                                                           94,767
-------------------------------------------------------------------------------
Class B:
   Authorized                                                       100,000,000
   Outstanding                                                           67,642
-------------------------------------------------------------------------------
Class T:
   Authorized                                                        23,000,000
   Outstanding                                                        2,576,088
-------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share                  $      10.30
   Offering price per share:
      (Net assets value of $10.30 / 95.25%)                        $      10.81
-------------------------------------------------------------------------------
Class B:
   Net asset value and offering price per share                    $      10.29
-------------------------------------------------------------------------------
Class T:
   Net asset value and redemption price per share                  $      10.17
   Offering price per share:
      (Net assets value of $10.17 / 95.5%)                         $      10.65
-------------------------------------------------------------------------------

See notes to financial statements.

STATEMENT OF OPERATIONS Year Ended August 31, 2006
--------------------------------------------------------------------------------
SM&R GOVERNMENT BOND FUND

INVESTMENT INCOME
Interest                                                             $1,174,894
Interest from affiliated money market fund                                1,556
                                                                     ----------
      TOTAL INVESTMENT INCOME                                         1,176,450
                                                                     ----------
EXPENSES
Investment advisory fees                                                140,112
Service fees                                                             70,056
Professional fees                                                        14,335
Custody and transaction fees                                              7,774
Directors' fees                                                           5,507
Compliance expenses                                                       4,678
Insurance expenses                                                       10,687
Qualification fees
   Class A                                                                8,232
   Class B                                                                6,007
   Class T                                                               20,792
Shareholder reporting expenses
   Class A                                                                1,834
   Class B                                                                1,621
   Class T                                                                2,206
Distribution fees
   Class A                                                                2,427
   Class B                                                                6,425
                                                                     ----------
      TOTAL EXPENSES                                                    302,693
      LESS EXPENSES REIMBURSED                                          (93,852)
                                                                     ----------
      NET EXPENSES                                                      208,841
                                                                     ----------
INVESTMENT INCOME (LOSS)--NET                                           967,609
                                                                     ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments                             (257,242)
   Change in unrealized appreciation (depreciation) of
      investments                                                      (285,397)
                                                                     ----------
NET GAIN (LOSS) ON INVESTMENTS                                         (542,639)
                                                                     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS      $  424,970
                                                                     ==========

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
SM&R GOVERNMENT BOND FUND

                                                                       YEAR ENDED AUGUST 31,
                                                                     -------------------------
                                                                        2006           2005
                                                                     -----------   -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Investment income (loss)--net                                     $   967,609   $   706,564
   Net realized gain (loss) on investments                              (257,242)     (177,508)
   Change in unrealized appreciation (depreciation) of investments      (285,397)        6,348
                                                                     -----------   -----------
   Net increase (decrease) in net assets resulting from operations       424,970       535,404
                                                                     -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Investment income--net
      Class A                                                            (33,623)      (24,908)
      Class B                                                            (25,134)      (20,641)
      Class T                                                           (908,798)     (660,768)
   Capital gains
      Class A                                                                 --          (579)
      Class B                                                                 --          (620)
      Class T                                                                 --       (15,913)
                                                                     -----------   -----------
   Total distributions to shareholders                                  (967,555)     (723,429)
                                                                     -----------   -----------
CAPITAL SHARE TRANSACTIONS--NET
   Class A                                                               (40,465)       60,012
   Class B                                                              (293,136)     (116,102)
   Class T                                                              (144,086)     (734,217)
                                                                     -----------   -----------
   Total capital share transactions--net                                (477,687)     (790,307)
                                                                     -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                               (1,020,272)     (978,332)
                                                                     -----------   -----------
NET ASSETS
   Beginning of year                                                  28,886,036    29,864,368
                                                                     -----------   -----------
   End of year                                                       $27,865,764   $28,886,036
                                                                     ===========   ===========
Undistributed Net Investment Income                                  $       576   $       522
                                                                     ===========   ===========

See notes to financial statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the years indicated.

SM&R GOVERNMENT BOND FUND

                                                                       CLASS A SHARES
                                                       ---------------------------------------------
                                                                   YEAR ENDED AUGUST 31,
                                                       ---------------------------------------------
                                                        2006     2005        2004     2003     2002
                                                       ------   ------      ------   ------   ------
Net asset value, beginning of year                     $10.50   $10.56      $10.75   $10.88   $10.75
Income (loss) from investment operations
   Investment income (loss)--net                         0.36     0.25        0.23     0.40     0.48
   Net realized and unrealized gain (loss) on
      investments                                       (0.20)   (0.06)       0.11    (0.13)    0.13
                                                       ------   ------      ------   ------   ------
      Total from investment operations                   0.16     0.19        0.34     0.27     0.61
Less distributions
   Investment income--net                               (0.36)   (0.25)      (0.23)   (0.40)   (0.48)
   Capital gains                                           --    (0.00)***   (0.30)      --       --
                                                       ------   ------      ------   ------   ------
      Total distributions                               (0.36)   (0.25)      (0.53)   (0.40)   (0.48)
                                                       ------   ------      ------   ------   ------
Net asset value, end of year                           $10.30   $10.50      $10.56   $10.75   $10.88
                                                       ======   ======      ======   ======   ======
Total return (1)                                         1.57%    1.93%       3.14%    2.51%    5.82%
                                                       ======   ======      ======   ======   ======
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)                $  976   $1,036      $  983   $1,240   $1,137
Ratio of expenses with reimbursement to average net
assets (2)                                               0.73%    0.73%       0.73%    0.73%    1.12%
Ratio of expenses without reimbursement to average
   net assets                                            2.19%    2.32%       2.04%    1.75%    1.80%
Ratio of net investment income to average net assets     3.46%    2.43%       2.13%    3.62%    4.73%
Portfolio turnover rate                                 78.38%   51.35%      50.62%   99.26%   25.87%

                                                                       CLASS B SHARES
                                                       ---------------------------------------------
                                                                   YEAR ENDED AUGUST 31,
                                                       ---------------------------------------------
                                                        2006     2005        2004     2003     2002
                                                       ------   ------      ------   ------   ------
Net asset value, beginning of year                     $10.49   $10.55      $10.74   $10.86   $10.74
Income (loss) from investment operations
   Investment income (loss)--net                         0.31     0.20        0.17     0.33     0.43
   Net realized and unrealized gain (loss) on
      investments                                       (0.20)   (0.06)       0.11    (0.12)    0.12
                                                       ------   ------      ------   ------   ------
      Total from investment operations                   0.11     0.14        0.28     0.21     0.55
Less distributions
   Investment income--net                               (0.31)   (0.20)      (0.17)   (0.33)   (0.43)
   Capital gains                                           --    (0.00)***   (0.30)      --       --
                                                       ------   ------      ------   ------   ------
      Total distributions                               (0.31)   (0.20)      (0.47)   (0.33)   (0.43)
                                                       ------   ------      ------   ------   ------
Net asset value, end of year                           $10.29   $10.49      $10.55   $10.74   $10.86
                                                       ======   ======      ======   ======   ======
Total return (1)                                         1.10%    1.44%       2.65%    1.96%    5.27%
                                                       ======   ======      ======   ======   ======
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)                $  696   $1,009      $1,131   $1,643   $  758
Ratio of expenses with reimbursement to average net
   assets (2)                                            1.23%    1.23%       1.23%    1.23%    1.57%
Ratio of expenses without reimbursement to average
   net assets                                            2.55%    2.34%       2.06%    1.95%    2.61%
Ratio of net investment income to average net assets     2.94%    1.92%       1.65%    2.99%    4.20%
Portfolio turnover rate                                 78.38%   51.35%      50.62%   99.26%   25.87%

***  Amount less than $0.01

(1)  Does not include the effect of sales charge

(2) SM&R has voluntarily agreed to waive or reduce expenses to 0.73 for Class A and 1.23% for Class B until December 31, 2006.

See notes to financial statements.

                                                                          CLASS T SHARES
                                                       --------------------------------------------------
                                                                      YEAR ENDED AUGUST 31,
                                                       --------------------------------------------------
                                                         2006      2005         2004      2003      2002
                                                       -------   -------      -------   -------   -------
Net asset value, beginning of year                     $ 10.36   $ 10.43      $ 10.62   $ 10.75   $ 10.64
Income (loss) from investment operations
   Investment income (loss)--net                          0.35      0.25         0.22      0.40      0.52
   Net realized and unrealized gain (loss) on
      investments                                        (0.19)    (0.07)        0.11     (0.13)     0.11
                                                       -------   -------      -------   -------   -------
      Total from investment operations                    0.16      0.18         0.33      0.27      0.63
Less distributions
   Investment income--net                                (0.35)    (0.25)       (0.22)    (0.40)    (0.52)
   Capital gains                                            --     (0.00)***    (0.30)       --        --
                                                       -------   -------      -------   -------   -------
      Total distributions                                (0.35)    (0.25)       (0.52)    (0.40)    (0.52)
                                                       -------   -------      -------   -------   -------
Net asset value, end of year                           $ 10.17   $ 10.36      $ 10.43   $ 10.62   $ 10.75
                                                       =======   =======      =======   =======   =======
Total return (1)                                          1.65%     1.84%        3.15%     2.46%     6.08%
                                                       =======   =======      =======   =======   =======
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)                $26,194   $26,841      $27,750   $27,946   $26,807
Ratio of expenses with reimbursement to average net
   assets (2)                                             0.73%     0.73%        0.73%     0.73%     0.93%
Ratio of expenses without reimbursement to average
   net assets                                             0.99%     0.96%        0.95%     0.91%     0.95%
Ratio of net investment income to average net assets      3.47%     2.43%        2.12%     3.60%     4.92%
Portfolio turnover rate                                  78.38%    51.35%       50.62%    99.26%    25.87%

***  Amount less than $0.01

(1)  Does not include the effect of sales charge

(2) SM&R has voluntarily agreed to waive or reduce expenses to 0.73% for Class T until December 31, 2006.

See notes to financial statements.

SM&R TAX FREE FUND
--------------------------------------------------------------------------------
MANAGER DISCUSSION

The SM&R Tax Free Fund is a well-diversified portfolio designed to produce monthly tax-free dividends to investors seeking current income, while minimizing federal tax liability. The Fund focuses primarily on issuers of the highest quality rating and often in insured issues. We analyze the credit worthiness and financial strength of both the insurers (such as AMBAC and MBIA, two market-leading municipal bond private insurers) and the underlying issuers in an effort to minimize the default risk within the portfolio to a level below the municipal market in general. Our overall average credit rating is maintained at AAA because we do not believe that the market adequately compensates for the risk profile of lower rated issuers.

For the fiscal year ending August 31, 2006, the Fund has provided a total return of 1.91%, before sales charges (but after other expenses) to class T investors at net asset value. The Lipper General Municipal Debt Index, meanwhile, has offered a return of 3.29% over the past fiscal year. The year-to-date total return for the Fund for the eight months ended August 31, 2006 was 2.00%. The Fund has an average maturity of 6.02 years, a market-weighted average coupon of 4.81%, and a modified duration of 5.74 years. Because the Fund maintains a very high average quality, returns sometimes lag general municipal bond indices.

Performance of the municipal market for the twelve months ended August 31, 2006 had very similar characteristics to the previous twelve months. Once again, longer dated bonds outperformed the short and intermediate areas of the yield curve. Lower rated bonds significantly outperformed higher quality issues. The SM&R Tax Free Fund is positioned in the intermediate area of the yield curve and, therefore, did not realize some of the performance that a longer duration would have provided. Normally in Fed tightening cycles, longer dated municipals underperform shorter maturities, but that has not been the case this cycle. However, when this cycle of tightenings is complete, as some believe is the case, the Fund should be well positioned as longer rates rise.

The municipal yield curve has flattened further over the last twelve months. The current 2 to 30 year curve spread is 75 basis points, far narrower than the 200 basis point historical normal spread, but much steeper than the negatively sloped Treasury curve. The positive slope of the municipal curve has drawn the attention of investors seeking yield. The household sector has become a solid buyer of municipal bonds, purchasing both directly and with strong inflows into bond funds. While demand has been relatively strong, supply has been tight. Year-to-date municipal bond issuance is down 22% through the end of July 2006. This imbalance of supply and demand has provided strong support for bond prices.

We expect the municipal market performance to remain in positive territory for the remainder of the year, marking the seventh consecutive year of positive performance for the asset class. Municipal bonds remain a core holding in the portfolio of many investors, and the positively sloped curve provides an opportunity for incremental yield absent in the taxable market.

Sincerely,

Anne M. LeMire, CPA, CFA, Portfolio Manager
SM&R Tax Free Fund

   ANNUAL COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN SM&R TAX FREE FUND, CLASS T, AT OFFERING PRICE, AND THE LIPPER GENERAL MUNICIPAL DEBT INDEX

                                     [CHART]

             SM&R TAX      LIPPER GENERAL
            FREE FUND   MUNICIPAL DEBT INDEX
 9/1/1996    $ 9,549           $10,000
8/31/1997    $10,371           $10,501
8/31/1998    $11,260           $11,470
8/31/1999    $11,229           $12,457
8/31/2000    $11,920           $12,312
8/31/2001    $13,064           $12,973
8/31/2002    $13,748           $14,276
8/31/2003    $14,075           $14,945
8/31/2004    $14,807           $15,330
8/31/2005    $15,209           $16,378
8/31/2006    $15,500           $17,302

SM&R Tax Free Fund performance figures reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. Returns for Class A and B will vary due to differences in expenses and sales charge structure. Average annual returns are based on the maximum sales charge and reinvestment of all dividends and capital gains. The average annual returns for Class A shares reflect the current maximum sales charge of 4.75%. Class B shares reflect the applicable contingent deferred sales charge (CDSC), which is 3% in the first year declining to 1% in the third year, and is eliminated thereafter.

                             AVERAGE ANNUAL RETURNS

Includes maximum sales charge through 8/31/06. Inception date of these classes is 01/01/99.

                                                  ONE    FIVE    TEN     SINCE
                                                  YEAR   YEAR   YEAR   INCEPTION
                                                 -------------------------------
Class A                                          -2.77%  2.44%   --      3.22%
Class B                                          -1.60%  2.93%   --      3.35%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT THE INVESTORS SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL SM&R AT (877) 239-2049.

                             AVERAGE ANNUAL RETURNS

Includes maximum sales charge of 4.5% through 8/31/06 for Class T shares.

10 YEAR                                                                    4.48%
5 YEAR                                                                     2.54%
1 YEAR                                                                    -2.67%

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

                     SECTOR WEIGHTINGS BY TOTAL INVESTMENTS

                                   [PIE CHART]

Development           5.49%
Education            17.63%
General Obligation   33.13%
Government            4.82%
Housing               0.04%
Medical               6.67%
Miscellaneous         6.02%
Pollution             3.01%
Transportation        9.57%
Utilities            13.61%

SCHEDULE OF INVESTMENTS August 31, 2006
--------------------------------------------------------------------------------
SM&R TAX FREE FUND

                                                                               INTEREST/
                                                                    MATURITY    STATED       FACE
                                                                      DATE      RATE (%)    AMOUNT       VALUE
MUNICIPAL BONDS
RATING (a)
ALABAMA--1.32%
Aaa/AAA   Alabama Drinking Water Financing Authority, Revolving
          Fund Loan - Revenue Bonds, Series A                       08/15/16     4.000     $180,000   $  180,374
ARIZONA--1.91%
Aaa/AAA   Scottsdale Industrial Development
          Authority Hospital - Revenue Bonds, Series A              09/01/12     6.000      250,000      260,440
CALIFORNIA--0.19%
A1/A+     California State - General Obligation Bonds Unlimited     06/01/11     5.250       25,000       25,340
FLORIDA--9.31%
Aaa/AAA   Dade County, Florida Water & Sewer System - Revenue
          Bonds                                                     10/01/16     5.375      400,000      414,684
Aaa/AAA   Miami - Dade County, Florida Expressway Authority Toll
          System - Revenue Bonds, Prerefunded to 07/01/2010 (b)     07/01/29     6.375      400,000      441,820
Aaa/AAA   Miami - Dade County, Florida Solid Waste System -
          Revenue Bonds                                             10/01/18     4.750      400,000      409,464
                                                                                                      ----------
                                                                                                       1,265,968
HAWAII--1.98%
Aaa/AAA   Honolulu, Hawaii City & County - General Obligation
          Bonds Unlimited                                           07/01/13     5.000      250,000      268,982
ILLINOIS--4.71%
Aaa/AAA   Chicago, Illinois - General Obligation Bonds Limited,
          Unrefunded, Series B                                      01/01/25     5.125       15,000       15,224
Aaa/AAA   Chicago, Illinois Park District - General Obligation
          Bonds Unlimited, Series C                                 01/01/16     4.850      230,000      235,322
Aaa/NR    Rockford, Illinois - General Obligation Bonds Unlimited   12/15/18     4.500      180,000      182,461
Aaa/AAA   State of Illinois - General Obligation Bonds Unlimited    03/01/19     5.000      200,000      207,096
                                                                                                      ----------
                                                                                                         640,103
INDIANA--4.26%
Aaa/AAA   Aurora, Indiana Building Corp. - Revenue Bonds            07/15/13     4.500      405,000      422,937
Aaa/AAA   South Bend, Indiana Building Corp. - Revenue Bonds        02/01/13     4.500      150,000      156,246
                                                                                                      ----------
                                                                                                         579,183
LOUISIANA--8.60%
Aaa/AAA   Louisiana Public Facilities Authority Hospital -
          Revenue Bonds, Prerefunded, Series C to 07/01/2008 (b)    07/01/19     5.000      335,000      346,309
Aaa/AAA   Louisiana Public Facilities Authority Hospital -
          Revenue Bonds, Unrefunded, Series C                       07/01/19     5.000       65,000       66,600
Aaa/AAA   Monroe, Louisiana Sales and Use Tax - Revenue Bonds       07/01/16     4.000      200,000      199,910
Aaa/AAA   New Orleans, Louisiana Sewer Service - Revenue Bonds      06/01/18     5.000      300,000      306,810
Ba2/BB    Plaquemines, Louisiana Port, Harbor & Terminal District,
          Marine Terminal Facilities - Revenue Bonds                09/01/07     5.000      250,000      250,100
                                                                                                      ----------
                                                                                                       1,169,729
MASSACHUSETTS--3.35%
Aaa/AAA   Massachusetts State Water Revenues Authority - General
          Purpose Bonds, Prerefunded, Series A to 11/01/2006 (b)    11/01/21     5.500      450,000      455,909
MISSISSIPPI--3.81%
NR/AAA    Greenville Mississippi Public School District - General
          Obligation Bonds Unlimited                                12/15/11     3.250      205,000      198,270
Aaa/AAA   Mississippi Development Bank Special Obligation Clinton
          Recreational Facilities & Municipal Building - Revenue
          Bonds                                                     11/01/10     4.500      310,000      319,880
                                                                                                      ----------
                                                                                                         518,150
NEW YORK--7.85%
Aaa/AAA   New York City, New York - General Obligation Bonds
          Unlimited, Series J                                       02/15/07     5.000        5,000        5,033
A1/AA-    New York City, New York - General Obligation Bonds
          Unlimited, Series J                                       08/01/18     5.000      200,000      205,278
Aa1/AAA   New York City, New York - Transitional Financial
          Authority Revenue Bonds, Prerefunded, Series C to
          05/01/2009 (b)                                            05/01/19     5.000      145,000      151,769
Aa1/AAA   New York City, New York - Transitional Financial
          Authority Revenue Bonds, Unrefunded, Series C             05/01/19     5.000      105,000      109,103

                                                                               INTEREST/
                                                                    MATURITY    STATED       FACE
                                                                      DATE      RATE (%)    AMOUNT       VALUE
MUNICIPAL BONDS
RATING (a)
Aaa/AAA   New York State Tollway Authority Highway & Bridge -
          Revenue Bonds, Series B                                   04/01/10     3.850     $200,000   $  202,004
Aa2/AAA   Triborough Bridge & Tunnel Authority, New York -
          Revenue Bonds, General Purpose, Prerefunded, Series B
          to 01/01/2022 (b)                                         01/01/27     5.200      350,000      394,765
                                                                                                      ----------
                                                                                                       1,067,952
NORTH CAROLINA--1.50%
Aa1/AAA   North Carolina State - General Obligation Bonds
          Unlimited                                                 03/01/15     4.000      200,000      203,902
OHIO--5.40%
Aaa/AAA   Franklin County, Ohio - General Obligation Bonds
          Limited, Prerefunded to 12/01/2006 (b)                    12/01/08     5.100      300,000      304,131
Aaa/AAA   Franklin County, Ohio - General Obligation Bonds
          Limited, Prerefunded to 12/01/2011 (b)                    12/01/11     5.300      100,000      101,426
Aaa/AAA   Ohio State Department of Administrative Services -
          Certificate Participation                                 09/01/15     5.250      300,000      329,130
                                                                                                      ----------
                                                                                                         734,687
TEXAS--34.80%
Aaa/AAA   Aransas County, Texas Correctional Facility
          Improvements - General Obligation Bonds Limited           02/15/13     3.875      250,000      251,417
Aaa/AAA   Austin, Texas Community College District - Revenue
          Bonds                                                     02/01/10     4.000      100,000      101,144
Aaa/AAA   Austin, Texas Independent School District - General
          Obligation Bonds Unlimited, Series A                      08/01/12     3.750      150,000      150,217
Aaa/AAA   College Station, Texas Utility Systems - Revenue Bonds    02/01/13     4.125      200,000      203,512
Aaa/AAA   College Station, Texas Utility Systems - Revenue Bonds    02/01/14     4.250       65,000       66,313
Aaa/AAA   Collin County, Texas Community College District,
          Consolidated Fund - Revenue Bonds                         02/01/15     5.250      400,000      402,484
Aaa/AAA   Dallas, Texas Independent School District - General
          Obligation Bonds Unlimited                                02/15/09     4.200      100,000      101,444
Aaa/AAA   El Paso, Texas Public Improvement - General Obligation
          Bonds Limited                                             08/15/17     4.000      270,000      269,711
Aaa/AA-   Flower Mound, Texas Refunding and Improvement - General
          Obligation Bonds Limited, Prerefunded to 03/01/2007 (b)   03/01/17     5.500      190,000      191,851
Aaa/AA-   Flower Mound, Texas Refunding and Improvement - General
          Obligation Bonds Limited, Unrefunded                      03/01/17     5.500       10,000       10,085
Aaa/NR    Galveston County, Texas Public Improvements - General
          Obligation Bonds Unlimited                                02/01/10     4.300       25,000       25,525
Aaa/NR    Galveston County, Texas Public Improvements - General
          Obligation Bonds Limited                                  02/01/11     4.375      125,000      128,293
Aaa/AAA   Jefferson County, Texas - Public Improvement
          Certificates of Obligation, Series B                      08/01/16     4.125      255,000      257,547
Aaa/AAA   League City, Texas Public Improvements - General
          Obligation Bonds Limited                                  02/15/13     4.750      100,000      104,815
Aaa/AAA   Lubbock County, Texas - General Obligation Bonds
          Limited                                                   02/15/17     5.500      250,000      272,332
Aaa/AAA   Lubbock, Texas Municipal Drainage Utility - General
          Obligation Bonds Limited                                  02/15/14     4.000      250,000      252,378
Aaa/AAA   Mission, Texas Consolidated Independent School District
          - General Obligation Bonds Unlimited                      02/15/18     4.500      200,000      201,310
Aaa/AAA   Montgomery County, Texas Public Improvements - General
          Obligation Bonds Limited                                  03/01/12     4.000      250,000      253,665
Aaa/AAA   Rockwall, Texas Waterworks & Sewer - General Obligation
          Bonds Limited                                             08/01/11     3.700      115,000      115,115
Aaa/AAA   Round Rock, Texas Independent School District Refunding
          and Improvement - General Obligation Bonds Unlimited,
          Prerefunded to 08/01/2009 (b)                             08/01/11     4.400      100,000      102,297
Aaa/AAA   Round Rock, Texas Independent School District Refunding
          and Improvement - General Obligation Bonds Unlimited,
          Unrefunded                                                08/01/11     4.400      150,000      152,783
Aaa/AAA   San Antonio, Texas River Authority Sewer Refunding and
          Improvement - Martinez Salatrillo, Revenue Bonds          07/01/12     3.750      100,000      100,100
Aaa/NR    Tarrant County Health Facilities Development Corp. -
          Health System Revenue Bonds, (Harris Methodist Health
          System), Series 1994 (c)                                  09/01/14     6.000      200,000      225,756
Aa1/AA+   Texas A&M University Revenue and Financing System -
          Revenue Refunding Bonds, Series A                         05/15/17     5.000      250,000      265,165
Aaa/AAA   University of Texas Permanent University Fund - Revenue
          Bonds, Prerefunded, Series A To 07/01/2011 (b)            07/01/13     6.250       45,000       50,139
Aaa/AAA   University of Texas Permanent University Fund - Revenue
          Bonds, Prerefunded, Series A To 01/01/2012 (b)            07/01/13     6.250       55,000       61,813
Aaa/AAA   University of Texas Permanent University Fund - Revenue
          Bonds, Prerefunded, Series A To 01/01/2013 (b)            07/01/13     6.250       55,000       62,784

                                                                 INTEREST/
                                                     MATURITY      STATED      FACE
MUNICIPAL BONDS                                        DATE       RATE (%)    AMOUNT       VALUE
RATING (a)
Aaa/AAA   Waco, Texas - General
          Obligation Bonds Limited                   02/01/16      4.000     $250,000   $   250,683
NR/AAA    Wylie, Texas Independent
          School District - General Obligation
          Bonds Unlimited                            08/15/12      4.375      100,000       102,974
                                                                                        -----------
                                                                                          4,733,652
UTAH--0.04%
Aa2/AA    Utah State Housing Financial
          Agency - Single Family Revenue Bonds (d)   07/01/21      6.000        5,000         5,088
WASHINGTON--5.09%
Aaa/AAA   Seattle, Washington Municipal Light &
          Power - Revenue Bonds, Series B            06/01/24      5.000      100,000       102,464
Aa1/AA    State of Washington - General Obligation
          Bonds Unlimited, Series B                  05/01/18      5.500      300,000       328,728
Aa2/NR    Tumwater, Washington Office
          Building - Revenue Bonds                   07/01/15      5.250      240,000       260,832
                                                                                        -----------
                                                                                            692,024
                                                                                        -----------
             TOTAL MUNICIPAL BONDS--94.12%
                (Cost $12,481,593)                                                       12,801,483
                                                                                        -----------
U S GOVERNMENT AGENCY SHORT-TERM OBLIGATIONS
U S GOVERNMENT AGENCY--4.78%
      Federal Home Loan Bank                         09/01/06      5.120      350,000       350,000
      Federal National Mortgage Assoc.               09/05/06      5.150      300,000       299,828
                                                                                        -----------
             TOTAL U S GOVERNMENT AGENCY SHORT-TERM OBLIGATIONS--4.78%
                (Cost $649,82                                                               649,828
                                                                                        -----------

MONEY MARKET FUND                                                            SHARES

      SM&R Money Market Fund, 4.74% (e)                                      20,278          20,278
                                                                                        -----------
             TOTAL MONEY MARKET FUND--0.15%
                (Cost $20,278)                                                               20,278
                                                                                        -----------
             TOTAL INVESTMENTS--99.05%
                (Cost $13,151,699)                                                       13,471,589
             CASH AND OTHER ASSETS, LESS LIABILITIES--0.95%                                 129,621
                                                                                        -----------
             TOTAL NET ASSETS--100.00%                                                  $13,601,210
                                                                                        ===========

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Ratings assigned by Moody's Investor's Service, Inc. ("Moody's") and Standard & Poor's Corp. ("S&P"). Ratings are unaudited.

(b) Collateral for these prerefunded bonds are U.S. Government or U.S. Treasury or state or local government securities.

(c) Issuer has defeased these bonds. Collateral for such defeasance is U.S. Government obligations.

(d)  Security subject to the alternative minimum tax.

(e) The rate quoted is the annualized seven-day yield of the fund at August 31, 2006. A complete listing of the fund's holdings are included in these financial statements. This fund and SM&R Tax Free Fund are affiliated by having the same investment adviser.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES  August 31, 2006
--------------------------------------------------------------------------------
SM&R TAX FREE FUND

ASSETS
Investments in unaffiliated securities, at value
   (Cost $13,131,421)                                               $ 13,451,311
Investment in affiliated money market fund (Cost $20,278)                 20,278
                                                                    ------------
      Total Investments (Cost $13,151,699)                            13,471,589
Prepaid expenses                                                          14,389
Receivable for:
   Capital stock sold                                                        200
   Interest                                                              141,471
   Expense reimbursement                                                   5,313
Other assets                                                               3,211
                                                                    ------------
TOTAL ASSETS                                                          13,636,173
                                                                    ------------
LIABILITIES
Distribution payable                                                       1,668
Payable to investment adviser for fund expenses 15,048
Accrued:
   Investment advisory fees                                                5,756
   Service fees                                                            2,878
   Distribution fees                                                       1,172
Other liabilities                                                          8,441
                                                                    ------------
   TOTAL LIABILITIES                                                      34,963
                                                                    ------------
   NET ASSETS (applicable to shares outstanding)                    $ 13,601,210
                                                                    ============
NET ASSETS ARE COMPRISED OF THE FOLLOWING:
Capital (par value and additional paid-in)                            13,278,126
Undistributed net investment income                                           71
Accumulated net realized gain (loss) on investments                        3,123
Net unrealized appreciation (depreciation) of investments                319,890
                                                                    ------------
Net Assets                                                          $ 13,601,210
                                                                    ============
NET ASSETS:
Class A                                                                  331,989
--------------------------------------------------------------------------------
Class B                                                                  449,767
--------------------------------------------------------------------------------
Class T                                                               12,819,454
--------------------------------------------------------------------------------
   TOTAL NET ASSETS                                                 $ 13,601,210
                                                                    ============
CAPITAL STOCK, $0.01 PAR VALUE PER SHARE:
Class A:
   Authorized                                                        100,000,101
   Outstanding                                                            31,627
--------------------------------------------------------------------------------
Class B:
   Authorized                                                        100,000,000
   Outstanding                                                            42,825
--------------------------------------------------------------------------------
Class T:
   Authorized                                                         21,000,000
   Outstanding                                                         1,230,931
--------------------------------------------------------------------------------
Class A:
Net asset value and redemption price per share                      $      10.50
   Offering price per share:
      (Net assets value of $10.50 / 95.25%)                         $      11.02
--------------------------------------------------------------------------------
Class B:
   Net asset value and offering price per share                     $      10.50
--------------------------------------------------------------------------------
Class T:
   Net asset value and redemption price per share                   $      10.41
   Offering price per share:
      (Net assets value of $10.41 / 95.5%)                          $      10.90
--------------------------------------------------------------------------------

See notes to financial statements.

STATEMENT OF OPERATIONS Year Ended August 31, 2006
--------------------------------------------------------------------------------
SM&R TAX FREE FUND

INVESTMENT INCOME
Interest                                                              $ 622,907
Interest from affiliated money market fund                                1,701
                                                                      ---------
      TOTAL INVESTMENT INCOME                                           624,608
                                                                      ---------
EXPENSES
Investment advisory fees                                                 68,860
Service fees                                                             34,430
Professional fees                                                         9,236
Custody and transaction fees                                              6,844
Directors' fees                                                           5,507
Compliance expenses                                                       2,295
Insurance expenses                                                        5,261
Qualification fees
   Class A                                                                8,390
   Class B                                                                4,866
   Class T                                                               27,074
Shareholder reporting expenses
   Class A                                                                  613
   Class B                                                                  622
   Class T                                                                1,003
Distribution fees
   Class A                                                                1,169
   Class B                                                                3,907
                                                                      ---------
      TOTAL EXPENSES                                                    180,077
      LESS EXPENSES REIMBURSED                                          (74,182)
                                                                      ---------
      NET EXPENSES                                                      105,895
                                                                      ---------
INVESTMENT INCOME (LOSS)--NET                                           518,713
                                                                      ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS
   Net realized gain (loss) on investments                                3,036
   Change in unrealized appreciation
      (depreciation) of investments                                    (256,053)
                                                                      ---------
NET GAIN (LOSS) ON INVESTMENTS                                         (253,017)
                                                                      ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                          $ 265,696
                                                                      =========

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
SM&R TAX FREE FUND

                                                                       YEAR ENDED AUGUST 31,
                                                                     -------------------------
                                                                         2006          2005
                                                                     -----------   -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Investment income (loss)--net                                     $   518,713   $   520,252
   Net realized gain (loss) on investments                                 3,036           989
   Change in unrealized appreciation (depreciation) of investments      (256,053)     (146,843)
                                                                     -----------   -----------
   Net increase (decrease) in net assets resulting from operations       265,696       374,398
                                                                     -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Investment income--net
      Class A                                                            (17,723)      (19,542)
      Class B                                                            (17,124)      (17,062)
      Class T                                                           (483,874)     (483,570)
   Capital gains
      Class A                                                                (34)          (95)
      Class B                                                                (35)          (94)
      Class T                                                               (865)       (2,336)
                                                                     -----------   -----------
   Total distributions to shareholders                                  (519,655)     (522,699)
                                                                     -----------   -----------
CAPITAL SHARE TRANSACTIONS--NET
   Class A                                                              (176,842)      (16,983)
   Class B                                                               (78,509)        8,014
   Class T                                                                51,195       (15,752)
                                                                     -----------   -----------
   Total capital share transactions--net                                (204,156)      (24,721)
                                                                     -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                 (458,115)     (173,022)
NET ASSETS
   Beginning of year                                                  14,059,325    14,232,347
                                                                     -----------   -----------
   End of year                                                       $13,601,210   $14,059,325
                                                                     ===========   ===========
Undistributed Net Investment Income                                  $        71   $        79
                                                                     ===========   ===========

See notes to financial statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the years indicated.

SM&R TAX FREE FUND

                                                                                       CLASS A SHARES
                                                                 ----------------------------------------------------------
                                                                                    YEAR ENDED AUGUST 31,
                                                                 ----------------------------------------------------------
                                                                   2006          2005          2004       2003       2002
                                                                 --------      --------      --------   --------   --------
Net asset value, beginning of year                               $  10.70      $  10.81      $  10.71   $  10.89   $  10.80
Income (loss) from investment operations
   Investment income (loss)--net                                     0.41          0.40          0.42       0.44       0.43
   Net realized and unrealized gain (loss) on investments           (0.20)        (0.11)         0.12      (0.18)      0.09
                                                                 --------      --------      --------   --------   --------
      Total from investment operations                               0.21          0.29          0.54       0.26       0.52
Less distributions
   Investment income--net                                           (0.41)        (0.40)        (0.42)     (0.44)     (0.43)
   Capital gains                                                    (0.00)***     (0.00)***     (0.02)        --         --
                                                                 --------      --------      --------   --------   --------
      Total distributions                                           (0.41)        (0.40)        (0.44)     (0.44)     (0.43)
                                                                 --------      --------      --------   --------   --------
Net asset value, end of year                                     $  10.50      $  10.70      $  10.81   $  10.71   $  10.89
                                                                 ========      ========      ========   ========   ========
Total return (1)                                                     2.05%         2.72%         5.12%      2.40%      4.99%
                                                                 ========      ========      ========   ========   ========
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of year                                          $331,989      $519,889      $542,502   $643,287   $384,438
Ratio of expenses with reimbursement to average net assets (2)       0.75%         0.75%         0.75%      0.75%      0.93%
Ratio of expenses without reimbursement to average net assets        3.14%         2.73%         1.26%      1.24%      1.26%
Ratio of net investment income to average net assets                 3.80%         3.68%         3.84%      4.09%      4.14%
Portfolio turnover rate                                              2.05%         7.50%         1.15%     18.23%      8.80%

                                                                                       CLASS B SHARES
                                                                 ----------------------------------------------------------
                                                                                    YEAR ENDED AUGUST 31,
                                                                 ----------------------------------------------------------
                                                                   2006          2005          2004       2003       2002
                                                                 --------      --------      --------   --------   --------
Net asset value, beginning of year                               $  10.70      $  10.81      $  10.71   $  10.90   $  10.79
Income (loss) from investment operations
   Investment income (loss)--net                                     0.35          0.34          0.36       0.40       0.37
   Net realized and unrealized gain (loss) on investments           (0.20)        (0.11)         0.12      (0.19)      0.11
                                                                 --------      --------      --------   --------   --------
      Total from investment operations                               0.15          0.23          0.48       0.21       0.48
Less distributions
   Investment income--net                                           (0.35)        (0.34)        (0.36)     (0.40)     (0.37)
   Capital gains                                                    (0.00)***     (0.00)***     (0.02)        --         --
                                                                 --------      --------      --------   --------   --------
      Total distributions                                           (0.35)        (0.34)        (0.38)     (0.40)     (0.37)
                                                                 ========      ========      ========   ========   ========
Net asset value, end of year                                     $  10.50      $  10.70      $  10.81   $  10.71   $  10.90
                                                                 ========      ========      ========   ========   ========
Total return (1)                                                     1.43%         2.20%         4.59%      1.91%      4.57%
                                                                 ========      ========      ========   ========   ========
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of year                                          $449,767      $538,594      $536,101   $496,912   $513,273
Ratio of expenses with reimbursement to average net assets (2)       1.25%         1.25%         1.25%      1.25%      1.42%
Ratio of expenses without reimbursement to average net assets        2.77%         2.85%         1.78%      1.74%      1.75%
Ratio of net investment income to average net assets                 3.29%         3.18%         3.34%      3.59%      3.65%
Portfolio turnover rate                                              2.05%         7.50%         1.15%     18.23%      8.80%

***  Amount less than $0.01

(1)  Does not include the effect of sales charge

(2) SM&R has voluntarily agreed to waive or reduce expenses to 0.75% for Class A and 1.25% for Class B until December 31, 2006.

See notes to financial statements.

                                                                                     CLASS T SHARES
                                                                 -----------------------------------------------------
                                                                                 YEAR ENDED AUGUST 31,
                                                                 -----------------------------------------------------
                                                                   2006         2005         2004      2003      2002
                                                                 -------      -------      -------   -------   -------
Net asset value, beginning of year                               $ 10.61      $ 10.72      $ 10.61   $ 10.80   $ 10.71
Income (loss) from investment operations
   Investment income (loss)--net                                    0.39         0.39         0.41      0.44      0.46
   Net realized and unrealized gain (loss) on investments          (0.20)       (0.11)        0.13     (0.18)     0.08
                                                                 -------      -------      -------   -------   -------
      Total from investment operations                              0.19         0.28         0.54      0.26      0.54
Less distributions
Investment income--net                                             (0.39)       (0.39)       (0.41)    (0.45)    (0.45)
Capital gains                                                      (0.00)***    (0.00)***    (0.02)       --        --
                                                                 -------      -------      -------   -------   -------
      Total distributions                                          (0.39)       (0.39)       (0.43)    (0.45)    (0.45)
                                                                 -------      -------      -------   -------   -------
Net asset value, end of year                                     $ 10.41      $ 10.61       $10.72   $ 10.61   $ 10.80
                                                                 =======      =======      =======   =======   =======
Total return (1)                                                    1.91%        2.72%        5.20%     2.38%     5.24%
                                                                 =======      =======      =======   =======   =======
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)                          $12,819      $13,001      $13,154   $13,330   $12,472
Ratio of expenses with reimbursement to average net assets (2)      0.75%        0.75%        0.75%     0.75%     0.75%
Ratio of expenses without reimbursement to average net assets       1.18%        1.05%        1.04%     1.03%     1.05%
Ratio of net investment income to average net assets                3.79%        3.68%        3.83%     4.08%     4.34%
Portfolio turnover rate                                             2.05%        7.50%        1.15%    18.23%     8.80%

***  Amount less than $0.01

(1)  Does not include the effect of sales charge

(2) SM&R has voluntarily agreed to waive or reduce expenses to 0.75% for Class T until December 31, 2006.

See notes to financial statements.

SM&R PRIMARY FUND
--------------------------------------------------------------------------------
MANAGER DISCUSSION

The SM&R Primary Fund is focused on providing competitive levels of current income to the conservative investor through investments in short term government and corporate securities.

For the fiscal year ending August 31, 2006, the Fund has provided a total return of 2.73%, before sales charges (but after other expenses), to class T investors at net asset value. Over the same time period, the Lipper Short Investment Grade Index returned 3.07%. The year-to-date total return for the Fund for the eight months ended August 31, 2006 was 2.69%.

The August meeting of the Federal Reserve ended a series of rate hikes totaling 425 basis points that began in June 2004 and continued for 17 consecutive meetings. Many investors read the Fed's pause as the end of the tightening cycle, and bond markets rallied, with benchmark Treasury yields dropping 15-25 basis points across the curve. The spread between the 10 year Treasury and the Fed Funds rate was more than 370 basis points in May 2004. At the close of trading on August 31, 2006, the yield curve was inverted and the 10 year to Fed Funds spread was -52 basis points.

The economy seems to have responded to the series of rate hikes. CPI slowed, Michigan's survey on consumer sentiment improved, the residential housing market is slowing, and business inventory growth seems to be moderating. However, many economists caution that inflation uncertainties remain, and Fed officials continue to comment on upside inflation risks. Most recent Labor Department data indicates a higher than expected rise in wages against subdued worker productivity. Companies are also faced with higher energy prices, difficult to pass on to consumers.

The Fed remains highly data dependent for the direction of further action. While the Fed futures market currently indicates rate easing should begin early in 2007, we believe the Fed will require economic growth to fall below baselines before reacting. However, another spike in oil prices or more severe weakness in the housing sector than currently anticipated could speed a switch in direction.

While much of the total rate of return in the bond market normally comes from longer-dated maturities, the SM&R Primary Fund provides fixed income investors with an opportunity to invest in shorter duration assets with less interest rate risk than long term bonds, and its short duration over the last year has provided reinvestment opportunity at higher short term rates.

Sincerely,

Anne M. LeMire, CPA, CFA, Portfolio Manager
SM&R Primary Fund

ANNUAL COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN SM&R PRIMARY FUND,
       AT OFFERING PRICE, AND THE LIPPER SHORT INVESTMENT GRADE FUND INDEX

                                     [CHART]

            SM&R PRIMARY FUND   LIPPER SHORT INVESTMENT GRADE FUND INDEX
 9/1/1996        $10,000                         $10,000
8/31/1997        $10,498                         $10,725
8/31/1998        $11,039                         $11,413
8/31/1999        $11,563                         $11,793
8/31/2000        $12,104                         $12,453
8/31/2001        $12,863                         $13,634
8/31/2002        $13,034                         $14,137
8/31/2003        $13,210                         $14,575
8/31/2004        $13,320                         $14,946
8/31/2005        $13,718                         $15,212
8/31/2006        $14,093                         $15,679

SM&R Primary Fund performance figures reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. The Primary Fund does not have a sales charge. Average annual returns include reinvestment of all dividends and capital gains.

                             AVERAGE ANNUAL RETURNS

Inception date of this fund is 03/16/92.

10 YEAR                                                                    3.49%
5 YEAR                                                                     1.84%
1 YEAR                                                                     2.73%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT THE INVESTORS SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL SM&R AT (877) 239-2049.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

                     SECTOR WEIGHTINGS BY TOTAL INVESTMENTS

                                   [PIE CHART]

Consumer Discretionary        9.11%
Consumer Staples              3.06%
Financials                   11.78%
Health Care                  10.84%
Industrials                   8.58%
Information Technology        3.80%
Materials                     4.97%
Telecommunication Services    3.82%
U S Government               30.67%
Utilities                    13.37%

SCHEDULE OF INVESTMENTS August 31, 2006
--------------------------------------------------------------------------------
SM&R PRIMARY FUND

COMMERCIAL PAPER

                                                                   INTEREST/
                                                MATURITY DATE   STATED RATE (%)   FACE AMOUNT      VALUE
CONSUMER DISCRETIONARY--
HOUSEHOLD DURABLES--2.66%
Whirlpool Corp.                                    09/25/06          5.310         $  701,000   $  698,516
MEDIA--6.42%
Gannett Co.                                        09/08/06          5.230            765,000      764,220
New York Times (The)                               09/01/06          5.350            919,000      919,000
                                                                                                ----------
                                                                                                 1,683,220
                                                                                                ----------
   TOTAL CONSUMER DISCRETIONARY--9.08%                                                           2,381,736
                                                                                                ----------
CONSUMER STAPLES--
BEVERAGES--3.05%
Coca-Cola Enterprises Inc.                         09/19/06          5.220            803,000      800,901
                                                                                                ----------
   TOTAL CONSUMER STAPLES--3.05%                                                                   800,901
                                                                                                ----------
FINANCIALS--
DIVERSIFIED FINANCIALS--8.48%
Textron Financial Corp.                            09/21/06          5.280          1,008,000    1,005,040
Vectren Utility Hldgs.                             09/05/06          5.320          1,222,000    1,221,275
                                                                                                ----------
                                                                                                 2,226,315
INSURANCE--3.25%
St Paul Companies, Inc.                            09/22/06          5.310            855,000      852,350
                                                                                                ----------
   TOTAL FINANCIALS--11.73%                                                                      3,078,665
                                                                                                ----------
HEALTH CARE--
HEALTH CARE PROVIDERS & SERVICES--7.18%
Lincoln National Corp.                             09/12/06          5.270            656,000      654,941
Wellpoint Inc.                                     09/18/06          5.340          1,232,000    1,228,888
                                                                                                ----------
                                                                                                 1,883,829
PHARMACEUTICALS--3.61%
Sanofi-Aventis                                     09/27/06          5.240            952,000      948,396
                                                                                                ----------
   TOTAL HEALTH CARE--10.79%                                                                     2,832,225
                                                                                                ----------
INDUSTRIALS--
INDUSTRIAL CONGLOMERATES--3.90%
ITT Industries Inc.                                10/02/06          5.320          1,028,000    1,023,290
TRANSPORTATION INFRASTRUCTURE--3.64%
Burlington Northern Santa Fe Corp.                 09/15/06          5.310            957,000      955,019
                                                                                                ----------
   TOTAL INDUSTRIALS--7.54%                                                                      1,978,309
                                                                                                ----------
INFORMATION TECHNOLOGY--
COMPUTERS & PERIPHERALS--3.79%
Motorola Corp.                                     09/06/06          5.280            994,000      993,269
                                                                                                ----------
   TOTAL INFORMATION TECHNOLOGY--3.79%                                                             993,269
                                                                                                ----------
MATERIALS--
CONTAINER & PACKAGING--4.95%
Bemis Co., Inc.                                    09/07/06          5.250          1,300,000    1,298,860
                                                                                                ----------
   TOTAL MATERIALS--4.95%                                                                        1,298,860
                                                                                                ----------
TELECOMMUNICATION SERVICES--
DIVERSIFIED TELECOMMUNICATION SERVICES--3.80%
Verizon Global Funding Corp.                       09/11/06          5.300          1,000,000      998,524
                                                                                                ----------
   TOTAL TELECOMMUNICATION SERVICES--3.80%                                                         998,524
                                                                                                ----------
UTILITIES--
ELECTRIC UTILITIES--10.89%
Cinergy Corp.                                      09/20/06          5.300            744,000      741,916
Dominion Resources                                 09/14/06          5.310          1,004,000    1,002,071
Southern Power Co.                                 09/13/06          5.320          1,117,000    1,115,015
                                                                                                ----------
                                                                                                 2,859,002

                                                                 INTEREST/
                                                      MATURITY     STATED       FACE
COMMERCIAL PAPER                                        DATE      RATE (%)     AMOUNT        VALUE
GAS UTILITIES--2.42%
Laclede Gas Co.                                       09/26/06     5.280     $  637,000   $   634,663
                                                                                          -----------
   TOTAL UTILITIES--13.31%                                                                  3,493,665
                                                                                          -----------
   TOTAL COMMERCIAL PAPER--68.04%
      (Cost $17,856,154)                                                                   17,856,154
                                                                                          -----------
CORPORATE BONDS
INDUSTRIALS--
BUILDING PRODUCTS--1.01%

Armstrong Holdings Inc. (b)                           08/15/03     6.350        500,000       265,000
                                                                                          -----------
   TOTAL INDUSTRIALS--1.01%                                                                   265,000
                                                                                          -----------
   TOTAL CORPORATE BONDS--1.01%
      (Cost $500,000)                                                                         265,000
                                                                                          -----------
U S GOVERNMENT AGENCY AND U S GOVERNMENT SECURITIES

U S GOVERNMENT AGENCY SECURITIES--26.58%
Federal Home Loan Bank (a)                            12/27/06     5.000      1,000,000       997,657
Federal Home Loan Bank (a)                            12/29/06     4.700        500,000       498,837
Federal Home Loan Bank (a)                            01/29/07     5.050      1,000,000       998,252
Federal Home Loan Bank (a)                            03/01/07     4.875      1,000,000       997,590
Federal Home Loan Bank (a)                            04/25/07     4.000      1,000,000       991,217
Federal Home Loan Bank (a)                            06/21/07     3.870        500,000       494,337
Federal Home Loan Bank (a)                            06/29/07     5.400      1,000,000       999,703
Federal Home Loan Mortgage Corp. (a)                  03/30/07     5.050      1,000,000       997,410
                                                                                          -----------
                                                                                            6,975,003

U S GOVERNMENT SECURITIES--3.97%
U S Treasury Bond                                     02/15/29     5.250      1,000,000     1,042,656
                                                                                          -----------
   TOTAL U S GOVERNMENT AGENCY AND U S GOVERNMENT
   SECURITIES--30.55%
      (Cost $7,883,326)                                                                     8,017,659
                                                                                          -----------
   TOTAL INVESTMENTS--99.60%
      (Cost $26,239,480)                                                                   26,138,813
   CASH AND OTHER ASSETS, LESS LIABILITIES--0.40%                                             104,048
                                                                                          -----------
   TOTAL NET ASSETS--100.00%                                                              $26,242,861
                                                                                          ===========

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  Long term obligations that will mature in less than one year.

(b) Security is in default of interest. The Company's "Fourth Amended Plan of Reorganization, as Modified" was recently confirmed by the U.S. District Court and Armstrong World Industries, Inc. currently expects to emerge from Chapter 11 in the fourth quarter of 2006.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES August 31, 2006
--------------------------------------------------------------------------------
SM&R PRIMARY FUND

ASSETS
Investments in unaffiliated securities, at value
   (Cost $26,239,480)                                               $26,138,813
Cash                                                                        298
Prepaid expenses                                                         14,281
Receivable for:
   Capital stock sold                                                     1,877
   Interest                                                             124,889
   Expense reimbursement                                                  3,164
Other assets                                                              2,782
                                                                    -----------
      TOTAL ASSETS                                                   26,286,104
                                                                    -----------
LIABILITIES
Distribution payable                                                        570
Payable to investment adviser for fund expenses                          17,930
Accrued:
   Investment advisory fees                                              11,123
   Service fees                                                           5,561
Other liabilities                                                         8,059
                                                                    -----------
      TOTAL LIABILITIES                                                  43,243
                                                                    -----------
      NET ASSETS                                                    $26,242,861
                                                                    ===========
Shares of capital stock outstanding, (2,176,000,000 shares
   authorized, $.01 par value per share)                             26,485,177
                                                                    ===========
Net asset value                                                     $      0.99
                                                                    ===========
NET ASSETS ARE COMPRISED OF THE FOLLOWING:
Capital (par value and additional paid-in)                           26,484,868
Accumulated net realized gain (loss) on investments                    (141,340)
Net unrealized appreciation (depreciation) of investments              (100,667)
                                                                    -----------
Net Assets                                                          $26,242,861
                                                                    ===========

STATEMENT OF OPERATIONS Year Ended August 31, 2006
--------------------------------------------------------------------------------
SM&R PRIMARY FUND

INVESTMENT INCOME
Interest                                                             $1,170,299
                                                                     ----------
   TOTAL INVESTMENT INCOME                                            1,170,299
                                                                     ----------
EXPENSES
Investment advisory fees                                                130,014
Service fees                                                             65,007
Professional fees                                                         8,235
Custody and transaction fees                                             11,613
Directors' fees                                                           5,507
Compliance expenses                                                       4,211
Insurance expenses                                                        9,902
Qualification fees                                                          324
Shareholder reporting expenses                                            3,273
                                                                     ----------
   TOTAL EXPENSES                                                       238,086
   LESS EXPENSES REIMBURSED                                             (30,111)
                                                                     ----------
   NET EXPENSES                                                         207,975
                                                                     ----------
INVESTMENT INCOME (LOSS)--NET                                           962,324
                                                                     ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Change in unrealized appreciation (depreciation) of investments     (175,194)
                                                                     ----------
NET GAIN (LOSS) ON INVESTMENTS                                         (175,194)
                                                                     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS      $  787,130
                                                                     ==========

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
SM&R PRIMARY FUND

                                                                       YEAR ENDED AUGUST 31,
                                                                     -------------------------
                                                                         2006          2005
                                                                     -----------   -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Investment income (loss)--net                                     $   962,324   $   511,536
   Change in unrealized appreciation (depreciation) of investments      (175,194)      163,787
                                                                     -----------   -----------
   Net increase (decrease) in net assets resulting from operations       787,130       675,323
                                                                     -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Investment income--net                                               (962,324)     (511,536)
                                                                     -----------   -----------
CAPITAL SHARE TRANSACTIONS--NET                                        1,172,962    (1,116,093)
                                                                     -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                  997,768      (952,306)
NET ASSETS
   Beginning of year                                                  25,245,093    26,197,399
                                                                     -----------   -----------
   End of year                                                       $26,242,861   $25,245,093
                                                                     ===========   ===========

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the years indicated.

SM&R PRIMARY FUND

                                                                              YEAR ENDED AUGUST 31,
                                                                 -----------------------------------------------
                                                                   2006      2005      2004      2003      2002
                                                                 -------   -------   -------   -------   -------
Net asset value, beginning of year                               $  1.00   $  0.99   $  0.99   $  0.99   $  1.00
Income (loss) from investment operations
   Investment income (loss)--net                                    0.04      0.02      0.01      0.01      0.02
   Net realized and unrealized gain (loss) on investments          (0.01)     0.01        --        --     (0.01)
                                                                 -------   -------   -------   -------   -------
      Total from investment operations                              0.03      0.03      0.01      0.01      0.01
Less distributions
   Investment income--net                                          (0.04)    (0.02)    (0.01)    (0.01)    (0.02)
                                                                 -------   -------   -------   -------   -------
      Total distributions                                          (0.04)    (0.02)    (0.01)    (0.01)    (0.02)
                                                                 -------   -------   -------   -------   -------
Net asset value, end of year                                     $  0.99   $  1.00   $  0.99   $  0.99   $  0.99
                                                                 =======   =======   =======   =======   =======
Total return                                                        2.73%     2.99%     0.83%     1.35%     1.33%
                                                                 =======   =======   =======   =======   =======
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)                          $26,243   $25,245   $26,197   $27,409   $27,304
Ratio of expenses with reimbursement to average net assets (1)      0.80%     0.80%     0.80%     0.80%     0.80%
Ratio of expenses without reimbursement to average net assets       0.92%     0.91%     0.91%     0.89%     0.92%
Ratio of net investment income to average net assets                3.70%     1.94%     0.83%     1.35%     2.29%
Portfolio turnover rate                                            25.75%     0.00%    70.47%     0.00%     0.00%

(1) SM&R has voluntarily agreed to waive or reduce expenses to 0.80% until December 31, 2006.

See notes to financial statements.

SCHEDULE OF INVESTMENTS August 31, 2006
--------------------------------------------------------------------------------
SM&R MONEY MARKET FUND

                                                                           INTEREST/
                                                                MATURITY     STATED       FACE
COMMERCIAL PAPER                                                  DATE      RATE (%)     AMOUNT        VALUE
AUTOMOBILES--4.69%
Dollar Thrifty Funding                                          09/14/06     5.260     $4,170,000   $ 4,162,063
                                                                                                    -----------
   TOTAL COMMERCIAL PAPER--4.69%
      (Cost $4,162,063)                                                                               4,162,063
                                                                                                    -----------
U S GOVERNMENT AGENCY SHORT-TERM OBLIGATIONS
GOVERNMENT AGENCIES--95.12%
Federal Farm Credit Bank                                        09/01/06     5.110      5,731,000     5,731,000
Federal Farm Credit Bank                                        09/08/06     5.150      5,125,000     5,119,850
Federal Home Loan Bank                                          09/06/06     5.160      7,633,000     7,627,511
Federal Home Loan Bank                                          09/07/06     5.110      5,400,000     5,395,396
Federal Home Loan Bank                                          09/14/06     5.110      3,529,000     3,522,484
Federal Home Loan Bank                                          09/15/06     5.100      5,573,000     5,561,931
Federal Home Loan Bank                                          09/20/06     5.130      6,294,000     6,276,952
Federal Home Loan Bank                                          09/22/06     5.130      7,360,000     7,337,940
Federal Home Loan Bank                                          09/27/06     5.130      4,390,000     4,373,715
Federal Home Loan Mortgage Corp.                                09/05/06     5.160      6,709,000     6,705,136
Federal Home Loan Mortgage Corp.                                09/12/06     5.110      3,275,000     3,269,868
Federal Home Loan Mortgage Corp.                                09/19/06     5.130      4,608,000     4,596,179
Federal National Mortgage Assoc.                                09/11/06     5.090      5,693,000     5,684,935
Federal National Mortgage Assoc.                                09/13/06     5.110      5,306,000     5,296,939
Federal National Mortgage Assoc.                                09/18/06     5.100      7,956,000     7,936,815
                                                                                                    -----------
   TOTAL U S GOVERNMENT AGENCY SHORT-TERM OBLIGATIONS--95.12%
      (Cost $84,436,651)                                                                             84,436,651
                                                                                                    -----------
   TOTAL INVESTMENTS--99.81%
      (Cost $88,598,714)                                                                             88,598,714
   CASH AND OTHER ASSETS, LESS LIABILITIES--0.19%                                                       170,786
                                                                                                    -----------
   TOTAL NET ASSETS--100.00%                                                                        $88,769,500
                                                                                                    ===========

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES August 31, 2006
--------------------------------------------------------------------------------
SM&R MONEY MARKET FUND

ASSETS
Investments in unaffiliated securities, at cost and value           $88,598,714
Cash                                                                        774
Prepaid expenses                                                         26,390
Receivable for:
   Capital stock sold                                                   289,807
   Expense reimbursement                                                 14,066
                                                                    -----------
      TOTAL ASSETS                                                   88,924,193
                                                                    -----------
LIABILITIES
Capital stock reacquired                                                 69,994
Distribution payable                                                      1,836
Payable to investment adviser for fund expenses                          35,524
Accrued:
   Investment advisory fees                                              18,852
   Service fees                                                          18,852
Other liabilities                                                        15,193
                                                                    -----------
      TOTAL LIABILITIES                                                 154,693
                                                                    -----------
      NET ASSETS                                                    $88,769,500
                                                                    ===========
Shares of capital stock outstanding, (2,000,000,000 shares
   authorized, $.01 par value per share)                             88,769,500
                                                                    ===========
Net asset value                                                     $      1.00
                                                                    ===========
NET ASSETS ARE COMPRISED OF THE FOLLOWING:
Capital (par value and additional paid-in)                           88,769,500
                                                                    -----------
Net Assets                                                          $88,769,500
                                                                    ===========

STATEMENT OF OPERATIONS Year Ended August 31, 2006
--------------------------------------------------------------------------------
SM&R MONEY MARKET FUND

INVESTMENT INCOME
Interest                                                            $ 3,161,644
                                                                    -----------
   TOTAL INVESTMENT INCOME                                            3,161,644
                                                                    -----------
EXPENSES
Investment advisory fees                                                175,771
Service fees                                                            175,771
Professional fees                                                         8,535
Custody and transaction fees                                             15,699
Directors' fees                                                           5,507
Compliance expense                                                       11,231
Insurance expenses                                                       32,726
Qualification fees                                                       79,456
Shareholder reporting expenses                                            5,701
                                                                    -----------
   TOTAL EXPENSES                                                       510,397
   LESS EXPENSES REIMBURSED                                            (160,389)
                                                                    -----------
   NET EXPENSES                                                         350,008
                                                                    -----------
INVESTMENT INCOME (LOSS)--NET                                       $ 2,811,636
                                                                    ===========

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
SM&R MONEY MARKET FUND

                                                        YEAR ENDED AUGUST 31,
                                                     --------------------------
                                                         2006          2005
                                                     -----------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Investment income (loss)--net                     $ 2,811,636   $  1,828,191
                                                     -----------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Investment income--net                             (2,811,636)    (1,828,191)
                                                     -----------   ------------
CAPITAL SHARE TRANSACTIONS--NET                       11,879,752    (18,311,786)
                                                     -----------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS               11,879,752    (18,311,786)
NET ASSETS
   Beginning of year                                  76,889,748     95,201,534
                                                     -----------   ------------
   End of year                                       $88,769,500   $ 76,889,748
                                                     ===========   ============

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the years indicated.

SM&R MONEY MARKET FUND

                                                                              YEAR ENDED AUGUST 31,
                                                                -------------------------------------------------
                                                                  2006      2005      2004      2003       2002
                                                                -------   -------   -------   --------   --------
Net asset value, beginning of year                              $  1.00   $  1.00   $  1.00   $   1.00   $   1.00
Income (loss) from investment operations
   Investment income (loss)--net                                   0.04      0.02      0.01       0.01       0.02
                                                                -------   -------   -------   --------   --------
      Total from investment operations                             0.04      0.02      0.01       0.01       0.02
Less distributions
   Investment income--net                                         (0.04)    (0.02)    (0.01)     (0.01)     (0.02)
                                                                -------   -------   -------   --------   --------
      Total distributions                                         (0.04)    (0.02)    (0.01)     (0.01)     (0.02)
                                                                -------   -------   -------   --------   --------
Net asset value, end of year                                    $  1.00   $  1.00   $  1.00   $   1.00   $   1.00
                                                                =======   =======   =======   ========   ========
Total return                                                       4.04%     2.03%     0.58%      0.80%      1.53%
                                                                =======   =======   =======   ========   ========
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)                         $88,769   $76,890   $95,202   $103,469   $154,610
Ratio of expenses with reimbursement to average net assets         0.50%     0.50%     0.50%      0.50%      0.50%
Ratio of expenses without reimbursement to average net assets      0.73%     0.59%     0.60%      0.58%      0.56%
Ratio of net investment income to average net assets               4.01%     1.98%     0.58%      0.84%      1.48%

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS  August 31, 2006
--------------------------------------------------------------------------------
SM&R INVESTMENTS, INC.

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

SM&R Investments, Inc. (the "Company"), is a diversified open-end management investment company registered as a series fund under the Investment Company Act of 1940, as amended. The Company is comprised of the SM&R Alger Technology Fund ("Alger Technology Fund"), SM&R Alger Aggressive Growth Fund ("Alger Aggressive Growth Fund"), SM&R Alger Small-Cap Fund ("Alger Small-Cap Fund"), SM&R Alger Growth Fund ("Alger Growth Fund"), SM&R Growth Fund ("Growth Fund"), SM&R Equity Income Fund ("Equity Income Fund"), SM&R Balanced Fund ("Balanced Fund"), SM&R Government Bond Fund ("Government Bond Fund"), SM&R Tax Free Fund ("Tax Free Fund"), SM&R Primary Fund ("Primary Fund") and SM&R Money Market Fund ("Money Market Fund"). The Government Bond Fund, Tax Free Fund, Primary Fund and Money Market Fund are collectively referred to as the "Fixed Income Funds", while the Alger Technology Fund, Alger Aggressive Growth Fund, Alger Small-Cap Fund, Alger Growth Fund, Growth Fund, Equity Income Fund and Balanced Fund are referred to as the "Equity Funds".

The Growth Fund, Equity Income Fund, Balanced Fund, Government Bond Fund and Tax Free Fund have adopted a Multiple Class Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Each has three single classes of shares. Class T shares are subject to an initial sales charge. The Class A shares are subject to an initial sales charge and a distribution and shareholder servicing plan ("12b-1 Plan"). The Class B shares are subject to a contingent deferred sales charge and a 12b-1 Plan.

The Alger Technology Fund, Alger Aggressive Growth Fund, Alger Small-Cap Fund and Alger Growth Fund each offer two classes of shares. They are: the Class A shares subject to an initial sales charge and a 12b-1 Plan; and the Class B shares subject to a contingent deferred sales charge and a 12b-1 Plan.

CHANGE IN FISCAL YEAR END:

The Growth Fund, Equity Income Fund and Balanced Fund changed their fiscal year end from December 31 to August 31, effective January 1, 2001 when they were added as a separate series of the Company.

The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION:

Investments in securities listed on national exchanges are valued at the last sales price of the day, or if there were no sales, then at the last bid price. Other securities are valued based on market quotations or at fair value as determined by a pricing service approved by the Board of Directors. Prices provided by the pricing service represent valuations at bid prices or on a basis determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market quotations are not readily available are valued as determined by the Board of Directors. Commercial paper and short-term obligations are stated at amortized cost, which is equivalent to value. Investments in the affiliated money market fund are valued at the net asset value per share.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME:

The Company records security transactions based on trade date. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Premiums and discounts on securities are amortized over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Company's understanding of the applicable country's tax rules and rates.

On a daily basis, income, unrealized and realized gains and losses, and expenses which are not class specific are allocated to each class based on their respective net assets. Class specific expenses, such as distribution expenses, are applied to the class to which they are attributed.

FEDERAL INCOME TAXES:

For federal income tax purposes, each series is treated as a separate entity. The Company intends to comply with requirements of the Internal Revenue Code relating to regulated investment companies and intends to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is recorded in the accompanying financial statements.

            TAX YEAR ENDING                              EXPIRATION
            AUGUST 31, 2006         LOSS CARRYFORWARDS      DATES
            ---------------------   ------------------   ----------
            Alger Technology Fund        $   79,763         2009
                                         $  113,717         2010
            Growth Fund                  $1,908,148         2011
            Government Bond Fund         $      140         2013
                                         $  177,508         2014
            Primary Fund                 $   36,349         2007
                                         $       88         2008
                                         $      242         2009
                                         $  104,661         2010

Capital loss carryovers are available to offset future realized capital gains and thereby reduce further taxable gain distributions. As of August 31, 2006 the Government Bond Fund had $257,242 of post-October losses which are deferred until September 1, 2006 for tax purposes. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the fund's next taxable year.

CAPITAL STOCK TRANSACTIONS AND DISTRIBUTIONS TO SHAREHOLDERS:

Fund shares are sold in a continuous public offering at net asset value plus a sales charge, except for Class B shares of the respective funds and for the Primary and Money Market Funds. All transactions for the Primary and Money Market Funds are made at net asset value. The Company may repurchase shares at net asset value. Dividends and other distributions are recorded by each fund on the ex-dividend date and may be reinvested at net asset value.

Each Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These reclassifications are due to differing treatment for items such as deferral of wash sales, net operating losses and post-October capital losses.

EXPENSES:

Qualification fees, distribution fees or other expenses directly attributable to a series' class of shares are charged to that series' class operations. All other operating expenses not directly attributable to a series are prorated among all of the series based on the relative amount of each series' net assets or shareholders, and then allocated among the classes of that series.

NOTE 2--OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEES:

Securities Management and Research, Inc. ("SM&R") is the investment adviser and principal underwriter for the Company. Investment advisory fees paid to SM&R are computed as a percentage of the average daily net assets as follows:

EQUITY FUNDS

                                                                     INVESTMENT
     SM&R ALGER FUNDS                                               ADVISORY FEE

     Alger Technology Fund                                              1.35%
     Alger Aggressive Growth Fund                                       1.05%
     Alger Small-Cap Fund                                               1.00%
     Alger Growth Fund                                                  0.85%

Through an investment sub-advisory agreement, SM&R has delegated the day-to-day investment management of Alger Technology Fund, Alger Aggressive Growth Fund, Alger Small-Cap Fund and Alger Growth Fund to Fred Alger Management, Inc. Fred Alger Management, Inc. makes investment decisions for each of these funds and continuously reviews and administers the investment program. SM&R monitors Fred Alger Management, Inc.'s buying and selling of securities and administration of these series' investment program. Pursuant to the sub-advisory agreement, SM&R is responsible for paying a sub-advisory fee to Fred Alger Management, Inc. for each of these series. The series are not responsible for paying the sub-advisory fee directly.

Growth, Equity Income and Balanced Funds
                                                                     INVESTMENT
     NET ASSETS                                                     ADVISORY FEE

     Not exceeding $100,000,000                                         0.750%
     Exceeding $100,000,000 but not exceeding $200,000,000              0.625%
     Exceeding $200,000,000 but not exceeding $300,000,000              0.500%
     Exceeding $300,000,000                                             0.400%

FIXED INCOME FUNDS
     Government Bond and Tax Free Funds
     NET ASSETS
     Not exceeding $100,000,000                                          0.50%
     Exceeding $100,000,000 but not exceeding $300,000,000               0.45%
     Exceeding $300,000,000                                              0.40%
     Primary Fund
     All average daily net assets                                        0.50%
     Money Market Fund
     All average daily net assets                                        0.25%

ADMINISTRATIVE SERVICE FEES:

Administrative service fees paid to SM&R by the each of the series are computed as a percentage of average daily net assets as follows:

     NET ASSETS                                                     SERVICE FEES

     Not exceeding $100,000,000                                         0.25%
     Exceeding $100,000,000 but not exceeding $200,000,000              0.20%
     Exceeding $200,000,000 but not exceeding $300,000,000              0.15%
     Exceeding $300,000,000                                             0.10%

SM&R has contractually agreed to reimburse the Growth Fund, Equity Income Fund, Balanced Fund, Government Bond Fund, Tax Free Fund and Primary Fund for regular operating expenses in excess of 1.25% per year of the average daily net assets, and the Money Market Fund in excess of 0.50%. Regular operating expenses include the advisory fee and administrative service fee, but do not include the distribution and shareholder servicing fee.

Effective June 1, 2002, and until December 31, 2006, SM&R has voluntarily agreed to reimburse expenses (after applicable waivers) which exceed the following percentages of each fund's average daily net assets:

                                         CLASS A   CLASS B   CLASS T   UNIVERSAL

     Growth Fund                          1.36%     1.86%       --
     Equity Income Fund                   1.26%     1.76%       --
     Balanced Fund                        1.30%     1.80%       --
     Government Bond Fund                 0.73%     1.23%     0.73%
     Tax Free Fund                        0.75%     1.25%     0.75%
     Primary Fund                                                        0.80%

SM&R has voluntarily agreed to reimburse expenses (after applicable waivers) which exceed the following percentages of each fund's average daily net assets:

                                  EFFECTIVE JUNE 1, 2002   EFFECTIVE MAY 1, 2006
                                   UNTIL APRIL 30, 2006     UNTIL APRIL 30, 2007
                                  ----------------------   ---------------------
                                   CLASS A      CLASS B     CLASS A     CLASS B

Alger Technology Fund               2.10%        2.75%       1.85%       2.50%
Alger Aggressive Growth Fund        1.85%        2.50%       1.60%       2.25%
Alger Small-Cap Fund                1.90%        2.55%       1.65%       2.30%
Alger Growth Fund                   1.70%        2.35%       1.45%       2.10%

Fee waivers and/or reductions, other than those stated in the Administrative Service Agreement, may be rescinded by SM&R at any time after December 31, 2006 and April 30, 2007, respectively as shown above, without notice to investors.

DISTRIBUTION AND SHAREHOLDER SERVICING FEES:

The Company has adopted a 12b-1 Plan, for each series, except the Primary and Money Market Funds, with respect to each series' Class A shares and Class B shares (the "Class A Plan" and the "Class B Plan", respectively and collectively, the "Plans"). The Plans permit each class a distribution fee to compensate SM&R, or enable SM&R to compensate other persons, including Distributors, for distribution costs such as service fees paid to dealers, printing and distribution of prospectuses to prospective investors, sales literature and other sales and distribution related activities. The Plans also permit a shareholder servicing fee to compensate SM&R, or enable SM&R to compensate Service Providers, for providing ongoing servicing to shareholders of the Company. These fees are computed as an annual percentage of the average daily net assets of each class of shares of a series, as follows:

                                             DISTRIBUTION   SERVICE   TOTAL 12b-
                                                 FEE          FEE        1 FEE

GROWTH, EQUITY INCOME, BALANCED,
GOVERNMENT BOND AND TAX FREE FUNDS
   Class A Shares                                0.25%         --        0.25%
   Class B Shares                                0.50%       0.25%       0.75%
ALGER TECHNOLOGY, ALGER AGGRESSIVE GROWTH,
ALGER SMALL-CAP AND ALGER GROWTH FUNDS
   Class A Shares                                0.35%         --        0.35%
   Class B Shares                                1.00%         --        1.00%

For the year ended August 31, 2006, each series paid or accrued the following, as compensation under the Plans:

     Alger Technology Fund                                               $ 6,496
     Alger Aggressive Growth Fund                                        $13,724
     Alger Small-Cap Fund                                                $14,336
     Alger Growth Fund                                                   $18,441
     Growth Fund                                                         $39,934
     Equity Income Fund                                                  $76,177
     Balanced Fund                                                       $33,298
     Government Bond Fund                                                $ 8,852
     Tax Free Fund                                                       $ 5,076

SALES CHARGES:

During the year ended August 31, 2006, SM&R, as principal underwriter, received as sales charges on sales of capital stock of each series and made reallowances to dealers as follows:

                                               SALES                SALES
                                              CHARGES              CHARGES
                                         RECEIVED BY SM&R   REALLOWED TO DEALERS

     Alger Technology Fund                    $ 2,134              $   58
     Alger Aggressive Growth Fund             $ 6,208              $  129
     Alger Small-Cap Fund                     $17,969              $  350
     Alger Growth Fund                        $ 8,653              $1,029
     Growth Fund                              $60,101              $1,960
     Equity Income Fund                       $82,001              $2,278
     Balanced Fund                            $22,092              $  767
     Government Bond Fund                     $ 6,060              $  203
     Tax Free Fund                            $   491              $   --

For the year ended August 31, 2006, SM&R received $54,584 for contingent deferred sales charges imposed on the redemptions of Class B shares of capital stock of the series.

SM&R is a wholly-owned subsidiary of American National Insurance Company ("American National"). As of August 31, 2006, SM&R and American National had the following ownership in these series:

                                                                                AMERICAN NATIONAL
                                SM&R                 AMERICAN NATIONAL             AFFILIATES
                       -----------------------   ------------------------   ------------------------
                                     PERCENT                    PERCENT                    PERCENT
                                    OF SHARES                  OF SHARES                  OF SHARES
                         SHARES    OUTSTANDING     SHARES     OUTSTANDING     SHARES     OUTSTANDING
Growth Fund              231,179       0.99%      1,042,359       4.46%      1,518,225       6.49%
Equity Income Fund        23,357       0.52%             --       0.00%             --       0.00%
Balanced Fund            164,411      10.25%         93,185       5.81%        295,773      18.44%
Government Bond Fund     693,986      25.34%        129,194       4.72%        946,067      34.55%
Tax Free Fund             17,566       0.07%     22,389,921      84.54%      2,154,847       8.14%
Primary Fund             176,688      13.54%             --       0.00%        882,198      67.58%
Money Market Fund      2,444,814       2.75%     43,373,017      48.86%     28,761,291      32.40%

Through the investment sub-advisory agreement, Fred Alger Management, Inc. is affiliated with SM&R. As of August 31, 2006, Fred Alger Management, Inc. had the following ownership in these series:

                                                               PERCENT OF SHARES
                                                      SHARES      OUTSTANDING

     Alger Technology Fund                            25,000         6.47%
     Alger Aggressive Growth Fund                     25,000         6.26%
     Alger Small-Cap Fund                             25,000         5.54%
     Alger Growth Fund                                25,000         5.20%

The Company pays directors' fees and expenses for all the independent directors. The Company also pays the salary and other expenses of the Chief Compliance Officer.

Fred Alger and Company, Incorporated ("Alger Inc.") is an affiliated broker-dealer of Fred Alger Management, Inc. During the year ended August 31, 2006, the Alger Technology Fund, Alger Aggressive Growth Fund, Alger Small-Cap Fund and Alger Growth Fund paid commissions for portfolio transactions to Alger Inc., in the amount of $842, $5,587, $2,610 and $11,445, respectively.

INVESTMENTS INTO AFFILIATED MONEY MARKET FUND:

The Company has received an exemptive order issued by the Securities and Exchange Commission ("SEC") allowing the Company to sweep uninvested cash into the SM&R Money Market Fund. The SM&R Money Market Fund is one of the eleven funds included in the Company and is therefore considered to be affiliated. The transactions in investments in the affiliated money market fund for the year ended August 31, 2006 were:

     Purchases                                                       $16,993,442
     Sales                                                           $17,097,011

NOTE 3-COST, PURCHASES AND SALES OF INVESTMENT SECURITIES

Aggregate purchases and sales of investments in securities, other than commercial paper, were as follows:

                                                        PURCHASES       SALES

     Alger Technology Fund                             $ 1,504,137   $ 1,501,051
     Alger Aggressive Growth Fund                      $ 5,196,850   $ 4,785,718
     Alger Small-Cap Fund                              $ 3,146,713   $ 2,148,157
     Alger Growth Fund                                 $ 9,683,393   $ 9,579,567
     Growth Fund                                       $56,516,546   $67,872,893
     Equity Income Fund                                $50,248,164   $61,815,121
     Balanced Fund                                     $ 6,135,073   $ 7,979,130
     Government Bond Fund                              $20,858,281   $21,790,043
     Tax Free Fund                                     $   268,448   $   615,625
     Primary Fund                                      $ 6,486,380   $ 1,500,000

Gross unrealized appreciation and depreciation as of August 31, 2006, based on the cost for federal income tax purposes is as follows:

                                                                           NET APPRECIATION
                                   COST      APPRECIATION   DEPRECIATION    (DEPRECIATION)
Alger Technology Fund          $ 1,093,677    $   136,052    $   36,532      $    99,520
Alger Aggressive Growth Fund   $ 2,591,266    $   231,247    $   69,647      $   161,600
Alger Small-Cap Fund           $ 2,959,695    $   437,973    $   87,328      $   350,645
Alger Growth Fund              $ 3,055,777    $   102,029    $  169,670      $   (67,641)
Growth Fund                    $86,704,472    $18,281,317    $2,290,964      $15,990,353
Equity Income Fund             $86,119,688    $24,007,197    $3,533,828      $20,473,369
Balanced Fund                  $26,377,710    $ 3,813,815    $  787,842      $ 3,025,973
Government Bond Fund           $27,778,642    $   154,392    $  382,501      $  (228,109)
Tax Free Fund                  $13,151,699    $   363,088    $   43,198      $   319,890
Primary Fund                   $26,239,480    $   150,292    $  250,959      $  (100,667)

NOTE 4--CAPITAL STOCK
ALGER TECHNOLOGY FUND

                                                    YEAR ENDED AUGUST 31,
                                          ----------------------------------------
                                                  2006                 2005
                                          -------------------   ------------------
                                           SHARES     AMOUNT     SHARES    AMOUNT
                                          -------   ---------   -------   --------
Sale of capital shares:
   Class A                                 42,193   $ 139,760    55,007   $153,445
   Class B                                 10,369      33,065    20,774     55,752
                                          -------   ---------   -------   --------
   Total sale of capital shares            52,562     172,825    75,781    209,197
Redemptions of capital shares
   outstanding:
   Class A                                (23,970)    (73,711)  (31,119)   (85,571)
   Class B                                (17,913)    (56,597)  (21,786)   (60,031)
                                          -------   ---------   -------   --------
   Total redemptions of capital shares
      outstanding                         (41,883)   (130,308)  (52,905)  (145,602)
                                          -------   ---------   -------   --------
Net increase (decrease) in capital
   shares outstanding                      10,679   $  42,517    22,876   $ 63,595
                                                    =========             ========
Shares outstanding at beginning of year   375,451               352,575
                                          -------               -------
Shares outstanding at end of year         386,130               375,451
                                          =======               =======

ALGER AGGRESSIVE GROWTH FUND

                                                    YEAR ENDED AUGUST 31,
                                          ----------------------------------------
                                                  2006                 2005
                                          -------------------   ------------------
                                           SHARES     AMOUNT     SHARES    AMOUNT
                                          -------   ---------   -------   --------
Sale of capital shares:
   Class A                                 69,943   $ 469,329    55,628   $306,350
   Class B                                 27,662     177,347    20,571    110,355
                                          -------   ---------   -------   --------
   Total sale of capital shares            97,605     646,676    76,199    416,705
Redemptions of capital shares
   outstanding:
   Class A                                (33,401)   (216,573)  (39,529)  (219,470)
   Class B                                (14,371)    (92,496)  (11,767)   (62,837)
                                          -------   ---------   -------   --------
   Total redemptions of capital shares
      outstanding                         (47,772)   (309,069)  (51,296)  (282,307)
                                          -------   ---------   -------   --------
Net increase (decrease) in capital
   shares outstanding                     49,833    $ 337,607    24,903   $134,398
                                                    =========             ========
Shares outstanding at beginning of year   349,432               324,529
                                          -------               -------
Shares outstanding at end of year         399,265               349,432
                                          =======               =======

ALGER SMALL-CAP FUND

                                                    YEAR ENDED AUGUST 31,
                                          ------------------------------------------
                                                  2006                   2005
                                          --------------------   -------------------
                                           SHARES     AMOUNT      SHARES     AMOUNT
                                          -------   ----------   -------   ---------
Sale of capital shares:
   Class A                                151,580   $1,144,229    43,077   $ 281,607
   Class B                                 27,000      201,061    15,746     101,681
                                          -------   ----------   -------   ---------
   Total sale of capital shares           178,580    1,345,290    58,823     383,288
Distributions from net realized gains
   reinvested
   Class A                                 21,857      153,001     3,363      22,803
   Class B                                 11,629       80,010     1,799      12,091
                                          -------   ----------   -------   ---------
   Total distributions from net
      realized gains reinvested            33,486      233,011     5,162      34,894
Redemptions of capital shares
   outstanding:
   Class A                                (22,244)    (166,482)  (30,405)   (204,091)
   Class B                                 (8,130)     (58,149)  (14,131)    (93,255)
                                          -------   ----------   -------   ---------
   Total redemptions of capital shares
      outstanding                         (30,374)    (224,631)  (44,536)   (297,346)
                                          -------   ----------   -------   ---------
Net increase (decrease) in capital
   shares outstanding                     181,692   $1,353,670    19,449   $ 120,836
                                                    ==========             =========
Shares outstanding at beginning of year   269,859                250,410
                                          -------                -------
Shares outstanding at end of year         451,551                269,859
                                          =======                =======

ALGER GROWTH FUND

                                                                   YEAR ENDED AUGUST 31,
                                                        ------------------------------------------
                                                                2006                  2005
                                                        -------------------   --------------------
                                                         SHARES     AMOUNT     SHARES      AMOUNT
                                                        -------   ---------   --------   ---------
Sale of capital shares:
   Class A                                               70,902   $ 476,435     59,792   $ 341,796
   Class B                                               28,203     179,080     44,939     258,227
                                                        -------   ---------   --------   ---------
   Total sale of capital shares                          99,105     655,515    104,731     600,023
Redemptions of capital shares outstanding:
   Class A                                              (61,337)   (406,140)   (52,731)   (309,167)
   Class B                                              (25,975)   (165,112)   (47,829)   (284,533)
                                                        -------   ---------   --------   ---------
   Total redemptions of capital shares outstanding      (87,312)   (571,252)  (100,560)   (593,700)
                                                        -------   ---------   --------   ---------
Net increase (decrease) in capital shares outstanding    11,793   $  84,263      4,171   $   6,323
                                                                  =========              =========
Shares outstanding at beginning of year                 468,585                464,414
                                                        -------               --------
Shares outstanding at end of year                       480,378                468,585
                                                        =======               ========

GROWTH FUND

                                                                        YEAR ENDED AUGUST 31,
                                                        -----------------------------------------------------
                                                                   2006                        2005
                                                        -------------------------   -------------------------
                                                          SHARES        AMOUNT        SHARES        AMOUNT
                                                        ----------   ------------   ----------   ------------
Sale of capital shares:
   Class A                                                 146,187   $    612,616      219,222   $    872,857
   Class B                                                  88,812        364,497      147,296        580,982
   Class T                                                 623,489      2,680,561      850,091      3,477,691
                                                        ----------   ------------   ----------   ------------
   Total sale of capital shares                            858,488      3,657,674    1,216,609      4,931,530
Investment income dividends reinvested:
   Class A                                                   8,241         34,714       16,074         65,260
   Class B                                                   1,669          6,907        6,205         24,698
   Class T                                                 160,013        688,159      289,329      1,197,822
                                                        ----------   ------------   ----------   ------------
   Total investment income dividends reinvested            169,923        729,780      311,608      1,287,780
Redemptions of capital shares outstanding:
   Class A                                                (356,821)    (1,506,323)    (314,879)    (1,256,884)
   Class B                                                (191,192)      (784,265)    (193,769)      (767,561)
   Class T                                              (3,820,172)   (16,443,295)  (3,821,541)   (15,666,801)
                                                        ----------   ------------   ----------   ------------
   Total redemptions of capital shares outstanding      (4,368,185)   (18,733,883)  (4,330,189)   (17,691,246)
                                                        ----------   ------------   ----------   ------------
Net increase (decrease) in capital shares outstanding   (3,339,774)  $(14,346,429)  (2,801,972)  $(11,471,936)
                                                                     ============                ============
Shares outstanding at beginning of year                 26,732,079                  29,534,051
                                                        ----------                  ----------
Shares outstanding at end of year                       23,392,305                  26,732,079
                                                        ==========                  ==========

EQUITY INCOME FUND

                                                                           YEAR ENDED AUGUST 31,
                                                            ---------------------------------------------------
                                                                      2006                       2005
                                                            ------------------------   ------------------------
                                                              SHARES       AMOUNT        SHARES       AMOUNT
                                                            ---------   ------------   ---------   ------------
Sale of capital shares:
   Class A                                                     47,053   $  1,056,963      61,265   $  1,399,945
   Class B                                                     36,413        792,566      33,895        749,754
   Class T                                                     69,200      1,604,347      93,180      2,200,242
                                                            ---------   ------------   ---------   ------------
   Total sale of capital shares                               152,666      3,453,876     188,340      4,349,941
Investment income dividends reinvested:
   Class A                                                      7,181        160,038       6,445        147,032
   Class B                                                      4,389         94,683       4,398         97,146
   Class T                                                     67,232      1,551,903      66,099      1,553,475
                                                            ---------   ------------   ---------   ------------
   Total investment income dividends reinvested                78,802      1,806,624      76,942      1,797,653
Distributions from net realized gains reinvested:
   Class A                                                     31,509        693,209       8,390        194,094
   Class B                                                     29,100        618,371       7,989        179,148
   Class T                                                    304,202      6,926,676      89,584      2,136,120
                                                            ---------   ------------   ---------   ------------
   Total distributions from net realized gains reinvested     364,811      8,238,256     105,963      2,509,362
Redemptions of capital shares outstanding:
   Class A                                                    (76,423)    (1,720,249)    (49,225)    (1,125,771)
   Class B                                                   (111,441)    (2,409,895)    (45,757)    (1,023,947)
   Class T                                                   (652,127)   (15,173,221)   (549,488)   (12,991,821)
                                                            ---------   ------------   ---------   ------------
   Total redemptions of capital shares outstanding           (839,991)   (19,303,365)   (644,470)   (15,141,539)
                                                            ---------   ------------   ---------   ------------
Net increase (decrease) in capital shares outstanding        (243,712)  $ (5,804,609)   (273,225)  $ (6,484,583)
                                                                        ============               ============
Shares outstanding at beginning of year                     4,730,615                  5,003,840
                                                            ---------                  ---------
Shares outstanding at end of year                           4,486,903                  4,730,615
                                                            =========                  =========

BALANCED FUND

                                                                          YEAR ENDED AUGUST 31,
                                                            -------------------------------------------------
                                                                      2006                      2005
                                                            -----------------------   -----------------------
                                                              SHARES       AMOUNT       SHARES       AMOUNT
                                                            ---------   -----------   ---------   -----------
Sale of capital shares:
   Class A                                                     28,125   $   496,899      64,985   $ 1,169,814
   Class B                                                     13,266       236,994      19,642       358,570
   Class T                                                     33,390       615,020      47,933       897,004
                                                            ---------   -----------   ---------   -----------
   Total sale of capital shares                                74,781     1,348,913     132,560     2,425,388
Investment income dividends reinvested:
   Class A                                                      4,840        85,714       5,203        93,772
   Class B                                                      2,123        37,988       2,390        43,470
   Class T                                                     21,234       389,775      21,755       405,823
                                                            ---------   -----------   ---------   -----------
   Total investment income dividends reinvested                28,197       513,477      29,348       543,065
Distributions from net realized gains reinvested:
   Class A                                                     12,421       217,982         928        17,004
   Class B                                                      6,721       119,230         585        10,849
   Class T                                                     50,646       923,271       4,102        77,859
                                                            ---------   -----------   ---------   -----------
   Total distributions from net realized gains reinvested      69,788     1,260,483       5,615       105,712
Redemptions of capital shares outstanding:
   Class A                                                    (74,691)   (1,320,202)    (45,083)     (814,190)
   Class B                                                    (37,230)     (669,163)    (20,251)     (372,191)
   Class T                                                   (111,774)   (2,056,206)   (115,678)   (2,171,188)
                                                            ---------   -----------   ---------   -----------
   Total redemptions of capital shares outstanding           (223,695)   (4,045,571)   (181,012)   (3,357,569)
                                                            ---------   -----------   ---------   -----------
Net increase (decrease) in capital shares outstanding         (50,929)  $  (922,698)    (13,489)  $  (283,404)
                                                                        ===========               ===========
Shares outstanding at beginning of year                     1,654,501                 1,667,990
                                                            ---------                 ---------
Shares outstanding at end of year                           1,603,572                 1,654,501
                                                            =========                 =========

GOVERNMENT BOND FUND

                                                                          YEAR ENDED AUGUST 31,
                                                            -------------------------------------------------
                                                                      2006                      2005
                                                            -----------------------   -----------------------
                                                              SHARES       AMOUNT       SHARES       AMOUNT
                                                            ---------   -----------   ---------   -----------
Sale of capital shares:
   Class A                                                     16,840   $   173,494      18,584   $   194,747
   Class B                                                      7,934        81,221       9,777       102,362
   Class T                                                     49,765       504,256      52,700       544,848
                                                            ---------   -----------   ---------   -----------
   Total sale of capital shares                                74,539       758,971      81,061       841,957
Investment income dividends reinvested:
   Class A                                                      3,273        33,624       2,386        24,982
   Class B                                                      2,425        24,889       1,958        20,486
   Class T                                                     89,015       902,344      63,169       652,977
                                                            ---------   -----------   ---------   -----------
   Total investment income dividends reinvested                94,713       960,857      67,513       698,445
Distributions from net realized gains reinvested:
   Class A                                                         --            --          55           579
   Class B                                                         --            --          59           620
   Class T                                                         --            --       1,522        15,913
                                                            ---------   -----------   ---------   -----------
   Total distributions from net realized gains reinvested          --            --       1,636        17,112
Redemptions of capital shares outstanding:
   Class A                                                    (24,035)    (247,583)    (15,341)     (160,296)
   Class B                                                    (38,881)     (399,246)    (22,880)     (239,570)
   Class T                                                   (152,619)   (1,550,686)   (188,305)   (1,947,955)
                                                            ---------   -----------   ---------   -----------
   Total redemptions of capital shares outstanding           (215,535)   (2,197,515)   (226,526)   (2,347,821)
                                                            ---------   -----------   ---------   -----------
Net increase (decrease) in capital shares outstanding         (46,283)  $  (477,687)    (76,316)  $  (790,307)
                                                                        ===========               ===========
Shares outstanding at beginning of year                     2,784,780                 2,861,096
                                                            ---------                 ---------
Shares outstanding at end of year                           2,738,497                 2,784,780
                                                            =========                 =========

TAX FREE FUND

                                                                        YEAR ENDED AUGUST 31,
                                                            ---------------------------------------------
                                                                     2006                    2005
                                                            ---------------------   ---------------------
                                                              SHARES      AMOUNT      SHARES      AMOUNT
                                                            ---------   ---------   ---------   ---------
Sale of capital shares:
   Class A                                                        648   $   6,806         644   $   6,928
   Class B                                                         --          --         417       4,500
   Class T                                                      2,069      21,595      18,573     197,512
                                                            ---------   ---------   ---------   ---------
   Total sale of capital shares                                 2,717      28,401      19,634     208,940
Investment income dividends reinvested:
   Class A                                                      1,690      17,723       1,820      19,542
   Class B                                                      1,406      14,741       1,371      14,711
   Class T                                                     44,634     463,868      42,933     456,705
                                                            ---------   ---------   ---------   ---------
   Total investment income dividends reinvested                47,730     496,332      46,124     490,958
Distributions from net realized gains reinvested:
   Class A                                                          3          34           9          95
   Class B                                                          3          30           8          81
   Class T                                                         80         836         207       2,218
                                                            ---------   ---------   ---------   ---------
   Total distributions from net realized gains reinvested          86         900         224       2,394
Redemptions of capital shares outstanding:
   Class A                                                    (19,297)   (201,405)     (4,061)    (43,548)
   Class B                                                     (8,941)    (93,280)     (1,047)    (11,278)
   Class T                                                    (41,691)   (435,104)    (63,271)   (672,187)
                                                            ---------   ---------   ---------   ---------
   Total redemptions of capital shares outstanding            (69,929)   (729,789)    (68,379)   (727,013)
                                                            ---------   ---------   ---------   ---------
Net increase (decrease) in capital shares outstanding         (19,396)  $(204,156)     (2,397)  $ (24,721)
                                                                        =========               =========
Shares outstanding at beginning of year                     1,324,779               1,327,176
                                                            ---------               ---------
Shares outstanding at end of year                           1,305,383               1,324,779
                                                            =========               =========

PRIMARY FUND

                                                                       YEAR ENDED AUGUST 31,
                                                        ---------------------------------------------------
                                                                  2006                       2005
                                                        ------------------------   ------------------------
                                                          SHARES        AMOUNT       SHARES        AMOUNT
                                                        ----------   -----------   ----------   -----------
Sale of capital shares                                   5,621,665   $ 5,574,810      713,272   $   710,223
Investment income dividends reinvested                     970,805       961,699      486,077       484,509
Redemptions of capital shares outstanding               (5,414,836)   (5,363,547)  (2,313,753)   (2,310,825)
                                                        ----------    ----------   ----------    ----------
Net increase (decrease) in capital shares outstanding    1,177,634   $ 1,172,962   (1,114,404)  $(1,116,093)
                                                                     ===========                ===========
Shares outstanding at beginning of year                 25,307,543                 26,421,947
                                                        ----------                 ----------
Shares outstanding at end of year                       26,485,177                 25,307,543
                                                        ==========                 ==========

MONEY MARKET

                                                                           YEAR ENDED AUGUST 31,
                                                        -----------------------------------------------------------
                                                                    2006                           2005
                                                        ----------------------------   ----------------------------
                                                           SHARES          AMOUNT         SHARES          AMOUNT
                                                        ------------   -------------   ------------   -------------
Sale of capital shares                                   267,655,107   $ 267,655,107    220,001,683   $ 220,001,683
Investment income dividends reinvested                     2,787,943       2,787,943      1,729,264       1,729,264
Redemptions of capital shares outstanding               (258,563,298)   (258,563,298)  (240,042,733)   (240,042,733)
                                                        ------------   -------------   ------------   -------------
Net increase (decrease) in capital shares outstanding     11,879,752   $  11,879,752    (18,311,786)  $ (18,311,786)
                                                                       =============                  =============
Shares outstanding at beginning of year                   76,889,748                     95,201,534
                                                        ------------                   ------------
Shares outstanding at end of year                         88,769,500                     76,889,748
                                                        ============                   ============

RECLASSIFICATION OF CAPITAL ACCOUNTS:

Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no net effect on net assets or net asset value per share. For the year ended August 31, 2006, each series recorded the following reclassification to the accounts listed below:

                                                                 ACCUMULATED NET
                                               PAID IN CAPITAL   INVESTMENT LOSS
                                               ---------------   ---------------
     Alger Technology Fund                        $(23,613)          $23,613
     Alger Aggressive Growth Fund                 $(27,106)          $27,106
     Alger Small-Cap Fund                         $(40,604)          $40,604
     Alger Growth Fund                            $(25,714)          $25,714

NOTE 5--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the following years ended August 31:

                                                            2006         2005
                                                         ----------   ----------
ALGER SMALL-CAP
CLASS A
   Distributions paid from:
      Ordinary income                                    $   93,400   $       --
      Long-term capital gain                                 81,641       26,456
                                                         ----------   ----------
                                                         $  175,041   $   26,456
                                                         ==========   ==========
CLASS B
   Distributions paid from:
      Ordinary income                                    $   42,690   $       --
      Long-term capital gain                                 37,321       12,091
                                                         ----------   ----------
                                                         $   80,011   $   12,091
                                                         ==========   ==========
GROWTH FUND
CLASS A
   Distributions paid from:
      Ordinary income                                    $   34,714   $   65,264
      Long-term capital gain                                     --           --
                                                         ----------   ----------
                                                         $   34,714   $   65,264
                                                         ==========   ==========
CLASS B
   Distributions paid from:
      Ordinary income                                    $    7,032   $   24,873
      Long-term capital gain                                     --           --
                                                         ----------   ----------
                                                         $    7,032   $   24,873
                                                         ==========   ==========
CLASS T
   Distributions paid from:
      Ordinary income                                    $  705,872   $1,228,147
      Long-term capital gain                                     --           --
                                                         ----------   ----------
                                                         $  705,872   $1,228,147
                                                         ==========   ==========
EQUITY INCOME FUND
CLASS A
   Distributions paid from:
      Ordinary income                                    $  167,919   $  147,054
      Long-term capital gain                                686,401      194,102
                                                         ----------   ----------
                                                         $  854,320   $  341,156
                                                         ==========   ==========
CLASS B
   Distributions paid from:
      Ordinary income                                    $  102,420   $   97,366
      Long-term capital gain                                612,120      179,300
                                                         ----------   ----------
                                                         $  714,540   $  276,666
                                                         ==========   ==========
CLASS T
   Distributions paid from:
      Ordinary income                                    $1,684,527   $1,611,802
      Long-term capital gain                              7,052,420    2,210,425
                                                         ----------   ----------
                                                         $8,736,947   $3,822,227
                                                         ==========   ==========
BALANCED FUND
CLASS A
   Distributions paid from:
      Ordinary income                                    $   91,023   $  103,785
      Long-term capital gain                                212,689        6,983
                                                         ----------   ----------
                                                         $  303,712   $  110,768
                                                         ==========   ==========
CLASS B
   Distributions paid from:
      Ordinary income                                    $   41,776   $   50,545
      Long-term capital gain                                117,526        4,508
                                                         ----------   ----------
                                                         $  159,302   $   55,053
                                                         ==========   ==========
CLASS T
   Distributions paid from:
      Ordinary income                                    $  426,701   $  467,355
      Long-term capital gain                                918,709       32,657
                                                         ----------   ----------
                                                         $1,345,410   $  500,012
                                                         ==========   ==========
GOVERNMENT BOND FUND
CLASS A
   Distributions paid from:
      Ordinary income                                    $   33,623   $   24,908
      Long-term capital gain                                     --          579
                                                         ----------   ----------
                                                         $   33,623   $   25,487
                                                         ==========   ==========
CLASS B
   Distributions paid from:
      Ordinary income                                    $   25,134   $   20,641
      Long-term capital gain                                     --          620
                                                         ----------   ----------
                                                         $   25,134   $   21,261
                                                         ==========   ==========
CLASS T
   Distributions paid from:
      Ordinary income                                    $  908,798   $  660,768
      Long-term capital gain                                     --       15,913
                                                         ----------   ----------
                                                         $  908,798   $  676,681
                                                         ==========   ==========

                                                            2006         2005
                                                         ----------   ----------
TAX FREE FUND
CLASS A
   Distributions paid from:
      Exempted interest dividends                        $   16,889   $   18,007
      Ordinary income                                           834        1,535
      Long-term capital gain                                     34           95
                                                         ----------   ----------
                                                         $   17,757   $   19,637
                                                         ==========   ==========
CLASS B
   Distributions paid from:
      Exempted interest dividends                        $   16,196   $   15,714
      Ordinary income                                           928        1,348
      Long-term capital gain                                     35           94
                                                         ----------   ----------
                                                         $   17,159   $   17,156
                                                         ==========   ==========
CLASS T
   Distributions paid from:
      Exempted interest dividends                        $  461,103   $  445,596
      Ordinary income                                        22,771       37,974
      Long-term capital gain                                    865        2,336
                                                         ----------   ----------
                                                         $  484,739   $  485,906
                                                         ==========   ==========
PRIMARY FUND
   Distributions paid from:
      Ordinary income                                    $  962,323   $  511,536
                                                         ----------   ----------
                                                         $  962,323   $  511,536
                                                         ==========   ==========
MONEY MARKET FUND
   Distributions paid from:
      Ordinary income                                    $2,811,636   $1,828,191
                                                         ----------   ----------
                                                         $2,811,636   $1,828,191
                                                         ==========   ==========

Tax Components of Net Assets:

As of August 31, 2006, the components of accumulated earnings (deficit) on a tax basis were as follows:

ALGER TECHNOLOGY FUND
Undistributed ordinary income                                       $        --
Undistributed long-term capital gains                                        --
                                                                    -----------
   Tax Accumulated Earnings                                                  --
Accumulated capital and other losses                                   (177,554)
Unrealized appreciation (depreciation)                                   99,520
                                                                    -----------
   Total Accumulated Earnings (Deficit)                             $   (78,034)
                                                                    ===========
ALGER AGGRESSIVE GROWTH FUND
Undistributed ordinary income                                       $   206,131
Undistributed long-term capital gains                                    50,415
                                                                    -----------
   Tax Accumulated Earnings                                             256,546
Accumulated capital and other losses                                     25,838
Unrealized appreciation (depreciation)                                  161,600
                                                                    -----------
   Total Accumulated Earnings (Deficit)                             $   443,984
                                                                    ===========
ALGER SMALL-CAP FUND
Undistributed ordinary income                                       $    25,541
Undistributed long-term capital gains                                    47,609
                                                                    -----------
   Tax Accumulated Earnings                                              73,150
Accumulated capital and other losses                                     40,615
Unrealized appreciation (depreciation)                                  350,645
                                                                    -----------
   Total Accumulated Earnings (Deficit)                             $   464,410
                                                                    ===========
ALGER GROWTH FUND
Undistributed ordinary income                                       $   184,237
Undistributed long-term capital gains                                        --
                                                                    -----------
   Tax Accumulated Earnings                                             184,237
Accumulated capital and other losses                                     (8,516)
Unrealized appreciation (depreciation)                                  (67,641)
                                                                    -----------
   Total Accumulated Earnings (Deficit)                             $   108,080
                                                                    ===========
GROWTH FUND
Undistributed ordinary income                                       $   138,008
Undistributed long-term capital gains                                        --
                                                                    -----------
   Tax Accumulated Earnings                                             138,008
Accumulated capital and other losses                                 (1,908,148)
Unrealized appreciation (depreciation)                               15,990,353
                                                                    -----------
   Total Accumulated Earnings (Deficit)                             $14,220,213
                                                                    ===========
EQUITY INCOME FUND
Undistributed ordinary income                                       $   816,575
Undistributed long-term capital gains                                 4,497,241
                                                                    -----------
   Tax Accumulated Earnings                                           5,313,816
Accumulated capital and other losses                                        (20)
Unrealized appreciation (depreciation)                               20,473,369
                                                                    -----------
   Total Accumulated Earnings (Deficit)                             $25,787,165
                                                                    ===========
BALANCED FUND
Undistributed ordinary income                                       $   203,578
Undistributed long-term capital gains                                 1,644,007
                                                                    -----------
   Tax Accumulated Earnings                                           1,847,585
Accumulated capital and other losses                                        (41)
Unrealized appreciation (depreciation)                                3,025,973
                                                                    -----------
   Total Accumulated Earnings (Deficit)                             $ 4,873,517
                                                                    ===========
GOVERNMENT BOND FUND
Undistributed ordinary income                                       $       576
Undistributed long-term capital gains                                        --
                                                                    -----------
   Tax Accumulated Earnings                                                 576
Accumulated capital and other losses                                   (434,890)
Unrealized appreciation (depreciation)                                 (228,109)
                                                                    -----------
   Total Accumulated Earnings (Deficit)                             $  (662,423)
                                                                    ===========
TAX FREE FUND
Undistributed ordinary income                                       $        71
Undistributed long-term capital gains                                     3,123
                                                                    -----------
   Tax Accumulated Earnings                                               3,194
Accumulated capital and other losses                                         --
Unrealized appreciation (depreciation)                                  319,890
                                                                    -----------
   Total Accumulated Earnings (Deficit)                             $   323,084
                                                                    ===========
PRIMARY FUND
Undistributed ordinary income                                               $--
Undistributed long-term capital gains                                        --
                                                                    -----------
   Tax Accumulated Earnings                                                  --
Accumulated capital and other losses                                   (141,340)
Unrealized appreciation (depreciation)                                 (100,667)
                                                                    -----------
   Total Accumulated Earnings (Deficit)                             $  (242,007)
                                                                    ===========

NOTE 6--NEW ACCOUNTING STANDARD

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement for a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The provisions for FIN 48 are effective for fiscal years beginning after December 15, 2006. Management is currently assessing the impact of FIN 48, if any, on the Funds' financial statements and intends for the Funds to adopt the FIN 48 provisions during 2007.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (UNAUDITED)

The funds file their complete schedule of holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds' Form N-Q is available on the SEC's website, beginning with the November 30, 2004 report, at http://www.sec.gov. You may review and make copies at the SEC's Public Reference Room in Washington, D.C. You may also obtain copies after paying a duplicating fee by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to publicinfo@sec.gov. A copy of the quarterly holdings report is available, without charge, upon request, by calling 1-800-231-4639.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Audit Committee, Board of Directors and Shareholders
SM&R Investments, Inc.
League City, Texas

We have audited the accompanying statements of assets and liabilities of the SM&R Alger Technology Fund, SM&R Alger Aggressive Growth Fund, SM&R Alger Small Cap Fund, SM&R Alger Growth Fund, SM&R Growth Fund, SM&R Equity Income Fund, SM&R Balanced Fund, SM&R Government Bond Fund, SM&R Tax Free Fund, SM&R Primary Fund and SM&R Money Market Fund (all the funds comprising the SM&R Investments, Inc., hereafter referred to as "the Funds"), including the schedule of investments, as of August 31, 2006, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures with respect to unsettled portfolio security transactions. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 2006 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of August 31, 2006, and the results their operations, changes in their net assets and their financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

BKD, LLP
Houston, Texas
September 27, 2006

        REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


        To the Shareholders and Board of Directors
        SM&R Investments, Inc.
        League City, Texas

        We have audited the accompanying statements of assets and liabilities of SM&R Investments, Inc. comprising of SM&R Alger Technology Fund, SM&R Alger Aggressive Growth Fund, SM&R Small-Cap Fund, SM&R Alger Growth Fund, SM&R Growth Fund, SM&R Equity Income Fund, SM&R Balanced Fund, SM&R Government Fund, SM&R Tax Free Fund, SM&R Primary Fund and SM&R Money Market Fund, including the schedule of investments, as of August 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended (with respect to Growth, Equity Income and Balanced Funds for the year ended December 31, 2000, for the period January 1, 2001 to August 31, 2001 and for the four years in the period ended August 31, 2005). These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2005, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements and financial highlights referred to above present fairly in all material respects, the financial position of each Fund comprising SM&R Investments, Inc. as of August 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended (with respect to Growth, Equity Income and Balanced Funds for the year ended December 31, 2000, for the period January 1, 2001 to August 31, 2001 and for the four years in the period ended August 31, 2005), in conformity with accounting principles generally accepted in the United States of America.

        Tait, Weller & Baker LLP
        Philadelphia, Pennsylvania
        September 16, 2005

SUPPLEMENTAL INFORMATION (Unaudited) (As of 8/31/06)

Information pertaining to the Directors and Officers of the Fund is set forth below. The statement of additional information (SAI) includes additional information about the Directors and is available without charge, upon request by calling (800) 231-4639.

INDEPENDENT DIRECTORS

                                                                                                                   NUMBER OF
                                                                                                                 PORTFOLIOS IN
                                              TERM OF OFFICE                                                     FUND COMPLEX
     NAME, ADDRESS,        POSITION(S) HELD   AND LENGTH OF                PRINCIPAL OCCUPATION(S)                OVERSEEN BY
        AND AGE               WITH FUND        TIME SERVED                    DURING PAST 5 YEARS                  DIRECTOR
------------------------   ----------------   --------------   -----------------------------------------------   -------------
Florentino F. Gonzalez     Director           Indefinite       Representative, The University of Texas Medical        19*
2450 South Shore Blvd.,                       Since 11/05      Branch at Galveston, Office of Equal
League City, TX 77573                                          Opportunity and Diversity
Age 46

Edwin K. Nolan             Director           Indefinite       Investor and Attorney, Law Offices, Edwin K.           19*
2450 South Shore Blvd.,                       Since 11/97      Nolan, P.C.
League City, TX 77573
Age 62                     Nominating         Indefinite       Director/Owner of Canyon Lake Aviation, Inc.
                           Committee          Since 11/00

                           Audit              Indefinite       Director of Hancock Mini Mart, Inc.
                           Committee          Since 11/03

Robert V. Shattuck         Director           Indefinite       Attorney, Law Offices, Robert V. Shattuck, Jr.         19*
2450 South Shore Blvd.,                       Since 11/97
League City, TX 77573
Age 64                     Nominating         Indefinite
                           Committee          Since 11/00

Donald P. Stevens          Director           Indefinite       Assistant to the President for Governmental            19*
2450 South Shore Blvd.,                       Since 9/00       Relations of the University of Texas Medical
League City, TX 77573                                          Branch, Galveston, TX
Age 59
                           Nominating         Indefinite       Vice President and Director, Jamail Galveston
                           Committee          Since 11/00      Foundation (a family charitable foundation)

Steven H. Stubbs           Director           Indefinite       President and Director of Dancing Rabbit Press,        19*
2450 South Shore Blvd.,                       Since 9/00       Inc. (a publishing company)
League City, TX 77573
Age 67                     Audit              Indefinite       Director, Neshoba County Public Library
                           Committee          Since 8/03
                           Chairman

                                                                                                       NUMBER OF
                                                                                                     PORTFOLIOS IN
                                             TERM OF OFFICE                                          FUND COMPLEX     INTERESTED
    NAME, ADDRESS,        POSITION(S) HELD   AND LENGTH OF          PRINCIPAL OCCUPATION(S)           OVERSEEN BY      DIRECTOR
       AND AGE               WITH FUND        TIME SERVED            DURING PAST 5 YEARS               DIRECTOR      RELATIONSHIP
-----------------------   ----------------   --------------   ------------------------------------   -------------   ------------
Michael W. McCroskey      President &        Indefinite       President, CEO, Director and member         19*             (1)
2450 South Shore Blvd.,   Director           Since 8/94       of Executive Committee of Securities
League City, TX 77573                                         Management and Research, Inc.
Age 63                                                        (SM&R)^

                                                              Executive Vice President and
                                                              Treasurer of American National
                                                              Insurance Company

                                                              Director and President of ANREM
                                                              Corporation (real estate management
                                                              company)^

                                                              President and Director of ANTAC
                                                              Corporation (real estate management
                                                              company)^

                                                              Director of Comprehensive Investment
                                                              Services, Inc. (investment services
                                                              company)^

                                                              Vice President of Garden State Life
                                                              Insurance Company^

                                                              Vice President of American National
                                                              Property & Casualty Company^

                                                              Vice President of Standard Life &
                                                              Accident Insurance Company^

                                                              Vice President of Pacific Property
                                                              and Casualty Company^

                                                              Assistant Secretary of American
                                                              National General Insurance Company^

                                                              Assistant Secretary of American
                                                              National Life Insurance Company of
                                                              Texas^

                                                              Vice President of Farm Family Life
                                                              Insurance Company^

                                                              Vice President of Farm Family
                                                              Casualty Insurance Company^

                                                              Vice President of United Farm Family
                                                              Insurance Company^

Lea McLeod Matthews       Director           Indefinite       Psychology Intern, Vanderbilt               19*             (2)
2450 South Shore Blvd.,                      Since 8/94       University Medical Center, Division
League City, TX 77573                                         of Adult Psychiatry (8/05-present)
Age 44

                                                              Communications Specialist, National
                                                              Western Life Insurance Company
                                                              (5/02-8/05)

                                                              Director of Garden State Life
                                                              Insurance Company^

                                                              Senior Communications Specialist,
                                                              Texas Guaranteed Student Loan
                                                              Corporation (1/01-5/02)

                                                              Internal Publications Manager,
                                                              Tivoli Software 4/00-1/01

                                                              Communications Consultant, Texas
                                                              Association of School Boards
                                                              8/99-4/00

                                                              Technical Writer/Publications
                                                              Editor, National Western Life
                                                              Insurance Company 1/92-8/99

Ann McLeod Moody          Director           Indefinite       Housewife, Personal Investments             19*            (3,2)
2450 South Shore Blvd.,                      Since 11/97
League City, TX 77573
Age 69

                                                              Director of Moody Gardens, Inc.
                                                              (a charitable organization)

Jamie G. Williams         Director           Indefinite       Regional Grants Director, The Moody         19*             (4)
2450 South Shore Blvd.,                      Since 11/97      Foundation (a charitable foundation)
League City, TX 77573
Age 60

                                                              Academic Language Therapist and
                                                              Educational Consultant

                                                              President's Advisory Council, Dallas
                                                              Center for the Performing Arts
                                                              Foundation (an organization that
                                                              supports the arts in the Dallas, TX
                                                              area)

(1) Mr. McCroskey serves as an officer and director of SM&R, the Fund's investment adviser. He also serves as an officer of SM&R's parent company, American National Insurance Company ("American National").

(2) Ms. Matthews is the step-daughter of Robert L. Moody. Mr. Moody is the Chairman of the Board and Chief Executive Officer of American National, the parent of SM&R. Mr. Moody is also a trustee of The Moody Foundation, a charitable foundation established for charitable and educational purposes, which owns approximately 23.23% of the outstanding common shares of American National, and he serves as Chairman of the Board, President, and Chief Executive Officer of The Moody National Bank of Galveston (the "Bank"), which, in its capacity as trustee and custodian, votes approximately 46.55% of the outstanding common shares of American National. Mr. Moody is also the President and a director of the companies owning the controlling interests in such bank, and he is a life income beneficiary of one of such trusts.

     Ms. Matthews is the daughter of Fund director Ann McLeod Moody.

(3) Ms. Moody is the spouse of Robert L. Moody. See footnote 2 above. Ms. Moody is the mother of Fund director Lea McLeod Matthews.

(4) Ms. Williams is an employee of The Moody Foundation, which owns approximately 23.23% of American National, the parent of SM&R.

* Also a Director of American National Investment Accounts, Inc., another investment company advised by SM&R, which has 8 portfolios.

^    Under control of American National.

OFFICERS

                                                                                                      NUMBER OF
                                                                                                    PORTFOLIOS IN
                                             TERM OF OFFICE                                          FUND COMPLEX
    NAME, ADDRESS,        POSITION(S) HELD    AND LENGTH OF         PRINCIPAL OCCUPATION(S)          OVERSEEN BY
       AND AGE                WITH FUND        TIME SERVED            DURING PAST 5 YEARS              OFFICER
-----------------------   ----------------   --------------   -----------------------------------   -------------
Michael W. McCroskey      President &        Indefinite       SEE INTERESTED DIRECTOR TABLE ABOVE         19
                          Director~          Since 8/94

Brenda T. Koelemay        Vice               Indefinite       Vice President & Treasurer of SM&R          19
2450 South Shore Blvd.,   President &        Since 7/92
League City,              Treasurer~
TX 77573 Age 51

Teresa E. Axelson         Vice               Indefinite       Vice President & Secretary of SM&R          19
2450 South Shore Blvd.,   President &        Since 5/83
League City, TX 77573     Secretary~
Age 58

Debbie Hankins            Chief              Indefinite       Manager & Supervisor, Financial             19
2450 South Shore Blvd.,   Compliance         Since 10/04      Reporting of SM&R and Assistant
League City, TX           Officer~                            Treasurer
Age 50

~ Positions also held with American National Investment Accounts, Inc., another investment company advised by SM&R.

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Board of Directors of SM&R Investments, Inc. has renewed the investment advisory arrangements with Securities Management and Research. Inc. ("Manager") for the SM&R Tax Free Fund effective May 17, 2006. Additionally, the Board renewed the investment advisory arrangements with the Manager and sub-advisory arrangements with Fred Alger Management, Inc. (Sub-advisor") effective August 17, 2006 for the SM&R Alger Technology Fund, SM&R Alger Aggressive Growth Fund, SM&R Alger Small-Cap Fund and SM&R Alger Growth Fund. The Board considered a variety of factors in connection with its review of the advisory and sub-advisory contracts ("Contracts"), also taking into account information provided by the Manager and Sub-advisor during the course of the year as discussed below:

NATURE, EXTENT, AND QUALITY OF SERVICES

The Board considered the nature, quality and extent of the services provided to the funds by the Manager and Sub-advisor based upon information provided by the Manager and Sub-advisor relating to its operations and personnel. These services included, but were not limited to, management of the funds' portfolios and a variety of activities related to portfolio management.

The Board also took into account its familiarity with the Manager's and Sub-advisor's investment management through Board meetings, discussions and reports during the preceding year. After careful consideration of these matters, the Board concluded that it was satisfied with the nature, quality and extent of the services provided by the Manager and Sub-advisor.

EXPENSES AND PERFORMANCE

The Board evaluated reports prepared by the Manager detailing the advisory fee and total expense ratios of each of the funds' share classes as compared to other open-end investment companies deemed to be comparable based upon the Morningstar Principia Pro database with similar Morningstar category and prospectus objectives to each class of the funds. The Board took into account the Manager's current undertakings to maintain the expense limitations for the funds. Also taken under consideration was the current size of each class of the funds, and the level and method of computing the management fees.

The Board reviewed the funds' average annual total returns and compared these returns to previously agreed upon comparable performance measures, including those supplied by Lipper and Morningstar. On the basis of this evaluation and the Board's ongoing reviews of investment results, the Board concluded that the funds' performance was satisfactory.

COST, BENEFITS, PROFITS AND ECONOMIES OF SCALE

The Board reviewed detailed information regarding the revenues received by the Manager and Sub-advisor under the Contracts and other benefits that the Manager or Sub-advisor may have realized from its relationship with the funds. The Board also received information on the direct costs incurred by the Manager as well as profits realized. After careful consideration of this information, the Board concluded that the Manager's profits were reasonable in light of the services provided to the funds.

The Board reviewed reports prepared by the Manager comparing the funds' fee breakpoints to other comparable funds. The Board concluded that the advisory fee structure for the funds continued to provide for a reasonable sharing of benefits from any economies of scale with the funds' investors.

SM&R INVESTMENTS, INC.         2450 South Shore Boulevard, League City, TX 77573
--------------------------------------------------------------------------------

                                   DIRECTORS
                             Florentino F. Gonzalez
                              Lea McLeod Matthews
                              Michael W. McCroskey
                                Ann McLeod Moody
                                 Edwin K. Nolan
                            Robert V. Shattuck, Jr.
                               Donald P. Stevens
                                Steven H. Stubbs
                               Jamie G. Williams

                                    OFFICERS
                        Michael W. McCroskey, President
                Brenda T. Koelemay, Vice President and Treasurer
                Teresa E. Axelson, Vice President and Secretary
                  Debbie L. Hankins, Chief Compliance Officer

                         INVESTMENT ADVISER AND MANAGER
                    Securities Management and Research, Inc.
                                 P.O. Box 58969
                             Houston, TX 77258-8969

                                   CUSTODIAN
                    Securities Management and Research, Inc.
                                 P.O. Box 58969
                             Houston, TX 77258-8969

                                 LEGAL COUNSEL
                          Greer, Herz & Adams, L.L.P.
                                One Moody Plaza
                              Galveston, TX 77550

                        UNDERWRITER AND REDEMPTION AGENT
                    Securities Management and Research, Inc.
                                 P.O. Box 58969
                             Houston, TX 77258-8969

              TRANSFER AGENT, REGISTRAR AND DIVIDEND PAYING AGENT
                    Securities Management and Research, Inc.
                                 P.O. Box 58969
                             Houston, TX 77258-8969

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                                    BKD, LLP
                        2800 Post Oak Blvd., Suite 3200
                               Houston, TX 77056

Form 9202                                                                  10/06


Item 2	Code of Ethics.

	(a)	The registrant has adopted a code of ethics that applies to the
		registrants principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the Code).

	(b)	For purposes of this Item, the term code of ethics means
		written standards that are reasonably designed to deter wrong-dong and to promote:

		(1)	Honest and ethical conduct, including the ethical
			handling of actual or apparent conflicts of interest between personal and professional relationships;

		(2)	Full, fair, accurate, timely, and understandable
			disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

		(3)	Compliance with applicable governmental laws, rules,
			and regulations;

		(4)	The prompt internal reporting of violations of the Code
			to an appropriate person or persons identified in the Code; and

		(5)	Accountability for adherence to the Code.

	(c)	There were no amendments to the Code during the perid covered
		by the report.

	(d)	The registrant did not grant any waivers, including implicit
		waivers, from any provisions of the Code to the principal executive
		officer, principal financial officer, principal accounting officer
		or controller, or persons performing similar functions during the
		period covered by this report.

	(e)	Not applicable

	(f)	See item 12 (a) (1) regarding the filing of the Code of Ethics for
		Principal Executive and Principal Financial Officers of SM&R
		Investments, Inc.

Item 3	Audit Committee Financial Expert.

	(a)	The Board of Directors has determined that the registrant has at
		least one Audit committee financial expert serving on its Audit
		Committee.

	(b)	The Audit Committee financial expert is Seven H. Stubbs. Mr. Stubbs
		is "independent" within the meaning of that term used in Form N-CSR.

Item 4	Principal Accountant Fees and Services.

	(a)	Audit fees for SM&R Investments, Inc. totaled approximately $84,700
		in 2006 and approximately $81,700 in 2005, including fees associated
		with the annual audit and filings of the Portfolios Form N-1A and
		Form N-SAR.

	(b)	None

	(c)	Fees for tax services to SM&R Investments, Inc., including tax
		compliance, tax advice and tax planning, totaled approximately $0 in 2006 and $11,000 in 2005.

	(d)	None

	(e)	(1)	The registrants audit committee has adopted policies and
			procedures that require the audit committee to pre-approve
			all audit and non-audit services provided to the registrant
			by the principal accountant.

		(2)	All of the services described in paragraphs (b) through (d)
			of Item 4 were approved by the audit committee.

	(f)	All services performed on the engagement to audit the registrants
		financial statements for the most recent fiscal year-end were performed by the principal accountants full-time, permanent employees.

	(g)	None

	(h)	The registrants independent auditor did not provide any non-audit
		services to the registrants investment adviser or any entity
		controlling, controlled by or controlled with the registrants
		investment adviser that provides ongoing services to the registrant.

Item 5	Audit Committee of Listed Registrants.

	Not applicable

Item 6	Schedule of Investments.

	The Schedule of Investments is filed under Item 1 of this form.

Item 7	Disclosure of Proxy Voting Policies and Procedures for Closed-end
	Management Investment Companies.

	Not applicable

Item 8	Portfolio Managers of Closed-end Management Investment Companies.

	Not applicable

Item 9	Purchases of Equity Securities by Closed-end Management Investment
	Company and Affiliated Purchasers.

	Not applicable

Item 10	Submission of Matters to a Vote of Security Holders.

	There have been no material changes to the procedures by which shareholders
	may recommend nominees to the registrants board of directors during this
	period.

Item 11	Controls and Procedures.

	(a)	As of October 23, 2006, an evaluation was performed under the
		supervision and with the participation of the officers of SM&R Investments, Inc. (the "Company"), including the Chief Executive Officer ("CEO") and Chief Financial Officer ("CFO"), of the effectiveness of the Company's disclosure controls and procedures. Based on that evaluation, the officers, including the CEO and CFO, conclude that, as of October 28, 2005, the Company's disclosure controls and procedures were reasonably designed so as to ensure that material information relating to the Company is made known to the CEO and CFO.

	(b)	There have been no significant changes in the Company's internal
		controls or in other factors that could significantly affect these
		controls subsequent to the date of their evaluation and until the
		filing of this report, including any corrective actions with regard
		to significant deficiencies and material weaknesses.

Item 12	Exhibits.

	(a) 	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and
			attached hereto.

		(2)	Certifications pursuant to Rule 30a-2(a) under the
			Investment Act of 1940 are filed and attached hereto.

	(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of
		2002 are filed and attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SM&R Investments, Inc.

By:	\S\ Michael W. McCroskey
	-------------------------------------
	Principal Executive Officer

Date:  November 3, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registant and in the capacities and on the dates indicated.

By:	\S\ Michael W. McCroskey
	-------------------------------------
	Principal Executive Officer

Date:  November 3, 2006



By:	\S\ Brenda T. Koelemay
	-------------------------------------
	Principal Financial Officer

Date:  November 3, 2006